US_300412569v6 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: Hartman SPE, LLC, 1 Debtor. Chapter 11 Case No. 23-11452 (MFW) SECOND AMENDED COMBINED DISCLOSURE STATEMENT AND CHAPTER 11 PLAN OF REORGANIZATION OF HARTMAN SPE, LLC Dated: February 23, 2024 Wilmington, Delaware Respectfully submitted, /s/ William E. Chipman, Jr. John E. Mitchell William E. Chipman, Jr. (No. 3818) Michaela C. Crocker Mark D. Olivere (No. 4291) Yelena E. Archiyan CHIPMAN BROWN CICERO & COLE, LLP KATTEN MUCHIN ROSENMAN LLP Hercules Plaza 2121 North Pearl Street, Suite 1100 1313 North Market Street, Suite 5400 Dallas, Texas 75201 Wilmington, Delaware 19801 Telephone: (214) 765-3600 Telephone: (302) 295-0191 Facsimile: (214) 765-3602 Facsimile: (302) 295-0199 Email: john.mitchell@katten.com Email: chipman@chipmanbrown.com michaela.crocker@katten.com olivere@chipmanbrown.com yelena.archiyan@katten.com Counsel to the Debtor and Debtor in Possession 1 The Debtor in this chapter 11 case, along with the last four digits of the Debtor’s federal tax identification number, is Hartman SPE, LLC (7400). The Debtor’s principal place of business and service address is 2909 Hillcroft, Suite 420, Houston, TX 77057. Copies of pleadings may be obtained from the website of the United States Bankruptcy Court for the District of Delaware www.deb.uscourts.gov or from the Debtor’s Claim Agent’s website https://dm.epiq11.com/HartmanSPE. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 1 of 126

US_300412569v6 TABLE OF CONTENTS I. Introduction ......................................................................................................................... 6 II. Important Dates ................................................................................................................... 6 III. Definitions and Construction of Terms ............................................................................... 7 A. Definitions......................................................................................................................7 B. Interpretation; Application of Definitions, and Rules of Construction ........................16 IV. Disclosures ........................................................................................................................ 17 A. General Background ....................................................................................................17 1. Overview of Business Operations ............................................................. 17 2. Capital Structure of the Company............................................................. 18 3. Events Precipitating the Chapter 11 Filing ............................................... 19 B. The Chapter 11 Case ....................................................................................................21 1. First Day Orders ........................................................................................ 21 2. The Declaratory Judgment Action ............................................................ 21 3. Retention of Professionals ........................................................................ 22 4. Appointment of the Committee ................................................................ 22 5. Cash Collateral .......................................................................................... 22 6. Monthly Reporting, Schedules, and Meeting of Creditors ....................... 22 7. Claims Process and Bar Date .................................................................... 22 C. Summary of Assets ......................................................................................................23 D. Potential Claims and Causes of Action ........................................................................23 E. Certain Federal Income Tax Consequences .................................................................25 F. Certain Risk Factors to Be Considered ........................................................................25 G. Feasibility .....................................................................................................................29 H. Best Interests Test ........................................................................................................29 I. No Unfair Discrimination ............................................................................................29 J. Releases by the Debtor.................................................................................................30 V. Treatment of Unclassified Claims .................................................................................... 30 A. Administrative Expense Claims ...................................................................................30 B. Professional Fee Claims ...............................................................................................31 C. Priority Tax Claims ......................................................................................................31 D. Statutory Fees...............................................................................................................31 VI. Classification and Treatment of Classified Claims and Interests ..................................... 32 A. Treatment of Claims and Interests Under this Combined Disclosure Statement and Plan ..............................................................................................................................32 1. Class 1: – Allowed Prepetition Lender Secured Claim arising under Prepetition Loan Documents..................................................................... 33 2. Class 2: – Allowed Other Secured Claims ................................................ 33 3. Class 3: – Allowed Other Priority Claims ................................................ 34 4. Class 4: – Allowed General Unsecured Claims, including Intercompany Claims and Deficiency Claims.................................................................. 34 5. Class 5 - Interests ...................................................................................... 35 VII. Confirmation Procedures .................................................................................................. 35 A. Confirmation Procedures .............................................................................................35 1. Confirmation Hearing ............................................................................... 35 2. Procedure for Objections .......................................................................... 35 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 2 of 126

2 US_300412569v6 3. Requirements for Confirmation ................................................................ 35 B. No Solicitation Required..............................................................................................35 VIII. Implementation and Execution of This Combined Disclosure Statement and Plan ......... 36 A. Funding ........................................................................................................................36 B. Class 4 Reserve ............................................................................................................36 C. Effective Date ..............................................................................................................36 D. General Settlement of Claims and Interests .................................................................36 E. Restructuring Transactions ..........................................................................................37 F. Section 1145 Exemption ..............................................................................................37 G. Reorganized Debtor .....................................................................................................37 H. Post-Confirmation Management ..................................................................................38 I. Corporate Action; Effectuating Documents .................................................................38 J. New Organizational Documents ..................................................................................38 K. Indemnification Obligations ........................................................................................39 L. Directors and Officers of the Reorganized Debtor and Silver Star Borrower .............39 M. Effectuating Documents; Further Transactions ...........................................................39 N. Sources of Consideration for Distributions..................................................................40 O. Exit Facility ..................................................................................................................40 P. Corporate Existence .....................................................................................................41 Q. Vesting of Assets in the Reorganized Debtor ..............................................................42 R. Section 1146 Exemption. .............................................................................................42 IX. Executory Contracts and Unexpired Leases ..................................................................... 43 A. Executory Contracts and Unexpired Leases ................................................................43 B. Rejection Claims ..........................................................................................................44 C. Cure of Defaults for Assumed Executory Contracts and Unexpired Leases. ..............44 D. Preexisting Obligations to the Debtor Under Executory Contracts and Unexpired Leases. ................................................................................................................................45 E. Nonoccurrence of Effective Date. ................................................................................46 F. Contracts and Leases Entered Into After the Petition Date. ........................................46 X. Provisions Governing Distributions .................................................................................. 46 A. Provisions Governing Distributions Under this Combined Disclosure Statement and Plan ..............................................................................................................................46 1. Distribution Record Date .......................................................................... 46 2. Method of Payment ................................................................................... 46 3. Surrender of Instruments........................................................................... 47 4. Delivery of Distributions .......................................................................... 47 5. Objection to and Resolution of Claims ..................................................... 47 6. Amendments to Claims. ............................................................................ 48 7. Single Satisfaction of Claims. ................................................................... 48 8. Preservation of Rights to Settle Claims .................................................... 48 9. Claims Paid or Payable by Third Parties .................................................. 49 10. Miscellaneous Distribution Provisions ..................................................... 49 11. Disputed Claims Reserve .......................................................................... 50 XI. Settlement, Release, Injunction, and Related Provisions .................................................. 50 A. Discharge .....................................................................................................................50 B. Term of Injunctions or Stays........................................................................................51 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 3 of 126

3 US_300412569v6 C. Releases by the Debtor.................................................................................................51 D. Releases by Holders of Claims ....................................................................................51 E. Injunction .....................................................................................................................52 F. Exculpation ..................................................................................................................53 G. Preservation and Application of Insurance ..................................................................53 H. Retention, Reservation and Prosecution of Causes of Action .....................................53 XII. Conditions Precedent to Confirmation and the Effective Date ......................................... 54 A. Conditions Precedent to the Effective Date .................................................................54 B. Waiver of Conditions ...................................................................................................56 C. Effect of Failure of Conditions ....................................................................................56 D. Substantial Consummation ..........................................................................................56 XIII. Modification, Revocation, or Withdrawal of THIS Combined Disclosure Statement and Plan ......................................................................................................................................... 56 A. Modification and Amendments....................................................................................56 B. Revocation or Withdrawal of this Combined Disclosure Statement and Plan ............56 XIV. Retention of Jurisdiction ................................................................................................... 57 XV. Miscellaneous Provisions.................................................................................................. 58 A. Amendment or Modification of this Combined Disclosure Statement and Plan .........58 B. Exhibits/Schedules .......................................................................................................59 C. Plan Supplement ..........................................................................................................59 D. Filing of Additional Documents ..................................................................................59 E. Immediate Binding Effect of this Combined Disclosure Statement and Plan .............59 F. Payment of Statutory Fees. ..........................................................................................60 G. Successors and Assigns................................................................................................60 H. Governing Law ............................................................................................................60 I. Time .............................................................................................................................60 J. Revocation ...................................................................................................................60 K. Dissolution of the Committee ......................................................................................61 L. Inconsistency................................................................................................................61 M. No Admissions .............................................................................................................61 N. Reservation of Rights ...................................................................................................61 O. Notices .........................................................................................................................61 P. Term of Injunctions or Stays........................................................................................62 Q. Entire Agreement .........................................................................................................63 R. Nonseverability of Provisions ......................................................................................63 S. Closing of Chapter 11 Case .........................................................................................63 T. Waiver or Estoppel ......................................................................................................63 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 4 of 126

4 US_300412569v6 Combined Disclosure Statement and Plan Exhibits Exhibit A: Assumption Schedule Exhibit B: List of Properties Exhibit C: Exit Facility – Indicative Term Sheet Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 5 of 126

5 US_300412569v6 NOTICE THERE HAS BEEN NO INDEPENDENT AUDIT OF THE FINANCIAL INFORMATION CONTAINED IN THIS COMBINED PLAN AND DISCLOSURE STATEMENT EXCEPT AS EXPRESSLY INDICATED HEREIN. THIS COMBINED PLAN AND DISCLOSURE STATEMENT WAS COMPILED FROM INFORMATION OBTAINED FROM NUMEROUS SOURCES BELIEVED TO BE ACCURATE TO THE BEST OF THE DEBTOR’S KNOWLEDGE, INFORMATION, AND BELIEF. NO GOVERNMENTAL AUTHORITY HAS PASSED ON, CONFIRMED, OR DETERMINED THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. NOTHING STATED HEREIN SHALL BE DEEMED OR CONSTRUED AS AN ADMISSION OF ANY FACT OR LIABILITY BY ANY PARTY, OR BE ADMISSIBLE IN ANY PROCEEDING INVOLVING THE DEBTOR OR ANY OTHER PARTY, OR BE DEEMED CONCLUSIVE EVIDENCE OF THE TAX OR OTHER LEGAL EFFECTS OF THIS COMBINED PLAN AND DISCLOSURE STATEMENT ON THE DEBTOR OR HOLDERS OF CLAIMS OR INTERESTS. CERTAIN STATEMENTS CONTAINED HEREIN, BY NATURE, ARE FORWARD-LOOKING AND CONTAIN ESTIMATES AND ASSUMPTIONS. THERE CAN BE NO ASSURANCE THAT SUCH STATEMENTS WILL REFLECT ACTUAL OUTCOMES. THE STATEMENTS CONTAINED HEREIN ARE MADE AS OF THE DATE HEREOF, UNLESS ANOTHER TIME IS SPECIFIED. THE DELIVERY OF THIS COMBINED PLAN AND DISCLOSURE STATEMENT SHALL NOT BE DEEMED OR CONSTRUED TO CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AT ANY TIME AFTER THE DATE HEREOF. HOLDERS OF CLAIMS AND INTERESTS SHOULD NOT CONSTRUE THE CONTENTS OF THIS COMBINED PLAN AND DISCLOSURE STATEMENT AS PROVIDING ANY LEGAL, BUSINESS, FINANCIAL, OR TAX ADVICE. THEREFORE, EACH SUCH HOLDER SHOULD CONSULT WITH ITS OWN LEGAL, BUSINESS, FINANCIAL, AND TAX ADVISORS AS TO ANY SUCH MATTERS CONCERNING THIS COMBINED PLAN AND DISCLOSURE STATEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 6 of 126

6 US_300412569v6 I. INTRODUCTION1 Hartman SPE, LLC (the “Debtor”) proposes the following Combined Disclosure Statement and Plan pursuant to chapter 11 of the Bankruptcy Code. The Debtor is the proponent of this Combined Disclosure Statement and Plan within the meaning of section 1129 of the Bankruptcy Code. Copies of this Combined Disclosure Statement and Plan and all other pleadings related to this Chapter 11 Case are available for review without charge through the Debtor’s Claim Agent’s website https://dm.epiq11.com/HartmanSPE and with charge at https://www.pacer.gov/. This Combined Disclosure Statement and Plan is a plan of reorganization that proposes to leave all Allowed Claims and Interests Unimpaired, either through payment in full, Reinstatement, or agreement. The Debtor will fund this Combined Disclosure Statement and Plan with the proceeds of the Exit Facility and Cash on hand on the Effective Date. Each Holder of a Claim against or Interest in the Debtor is encouraged to read this Combined Disclosure Statement and Plan in its entirety. The Debtor is not soliciting votes for approval of this Combined Disclosure Statement and Plan because all Classes of Claims and Interests are Unimpaired and deemed to accept this Combined Disclosure Statement and Plan. SUBJECT TO THE RESTRICTIONS ON MODIFICATIONS AS SET FORTH IN BANKRUPTCY CODE SECTION 1127, BANKRUPTCY RULE 3019, AND IN THIS COMBINED PLAN AND DISCLOSURE STATEMENT, THE DEBTOR EXPRESSLY RESERVES THE RIGHT TO ALTER, AMEND, OR MODIFY THIS COMBINED PLAN AND DISCLOSURE STATEMENT ONE OR MORE TIMES BEFORE ITS SUBSTANTIAL CONSUMMATION. II. IMPORTANT DATES Description Date/Deadline2 Rescheduled Date/Deadline Deadline to File Plan Supplement January 29, 2024 February 15, 2024 Deadline to File Objections to Combined Disclosure Statement and Plan January 31, 2024 February 19, 20243 1 All capitalized terms used but not defined in the Introduction shall have the meanings ascribed to them in Article III.A of this Combined Disclosure Statement and Plan. 2 See Notice of (I) Rescheduled Hearing on Final Approval and Confirmation of the Combined Disclosure Statement and Plan of Reorganization of Hartman SPE, LLC; and (II) Related Deadlines [Docket No. 580] 3 This deadline was extended solely as to objections based on information contained within the Plan Supplement. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 7 of 126

7 US_300412569v6 Description Date/Deadline2 Rescheduled Date/Deadline Deadline to File Objections to the Proposed Assumption and Assignment or Rejection of Executory Contracts and Unexpired Leases of Nonresidential Real Property, Including Adequate Assurance and Cure Amounts January 31, 2024 January 31, 2024 Deadline to File Confirmation Brief and Other Evidence Supporting the Combined Disclosure Statement and Plan February 5, 2024 February 21, 2024 Deadline to File Consolidated Reply February 5, 2024 February 21, 2024 Confirmation Hearing February 7, 2024 at 11:30 a.m. (ET) February 23, 2024 at 2:00 p.m. (ET) III. DEFINITIONS AND CONSTRUCTION OF TERMS A. Definitions “Administrative Expense Bar Date” means the date that is 30 calendar days after the Effective Date for Administrative Claims, other than Professional Fee Claims, to be filed. “Administrative Expense Claim” means any right to payment constituting actual and necessary costs and expenses of preserving the Estate under Bankruptcy Code sections 503(b) and 507(a)(2) including, without limitation: (a) Professional Fee Claims, (b) any fees or charges assessed against the Estate under section 1930 of title 28 of the United States Code, and (c) all Claims arising under Bankruptcy Code section 503(b)(9). “Affiliate” means an “affiliate” as defined in Bankruptcy Code section 101(2). “Allen Hartman Parties” means: Allen R. Hartman; Lisa M. Hartman; Allen R. & Lisa M. Hartman, as Trustees of the Hartman Family Protection Trust dated March 9, 2018; The Hartman Family Protection Trust dated March 9, 2018; Hartman vREIT XXI Inc.; Hartman Family Protection Trust; Margaret Marie Hartman; Victoria L. Hartman Massey; Charlotte E. Hartman; Hartman Holdings Inc.; Donald M Hartman Jr. IRA; Donald M. Hartman Jr.; Lisa Marie Hartman; Lisa Marie Hartman IRA; and Hartman XX Holdings, LLC. “Allowed” means, with reference to any Claim (I) proof of which was timely and properly Filed and as to which: (a) no objection to allowance has been interposed within the applicable period fixed by this Combined Disclosure Statement and Plan, the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, or the Bankruptcy Court; (b) an objection has been interposed and either (i) such Claim has been allowed, in whole or in part, by a Final Order or (ii) the objection to allowance has been withdrawn with prejudice or otherwise resolved by written agreement between the Debtor or Reorganized Debtor, as appropriate, and the Holder of such Claim; or (c) the Claim has been Allowed by written agreement between the Debtor or Reorganized Debtor, as Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 8 of 126

8 US_300412569v6 appropriate, and the Holder of such Claim; or (II) if a Proof of Claim that was timely and properly filed asserts a Claim amount in excess of the amount that has been or hereafter is listed by the Debtor on its Schedules as liquidated in amount and not disputed or contingent, the portion of such claim that has been or hereafter is listed by the Debtor on its Schedules as liquidated in amount and not disputed or contingent; (III) if a Proof of Claim that was timely and properly filed asserts a Claim amount less than the amount that has been or hereafter is listed by the Debtor on its Schedules as liquidated in amount and not disputed or contingent, the amount of such claim that has been asserted in such Proof of Claim; or (IV) if no Proof of Claim was Filed, a Claim that has been or hereafter is listed by the Debtor on its Schedules as liquidated in amount and not disputed or contingent. The amount of each Allowed Claim shall be reduced by any payments received during the Chapter 11 Case and in no case shall the aggregate value of all property received or retained under the Plan on account of any Allowed Claim exceed 100 percent of the underlying Allowed Claim. “Assumption Schedule” means the list of contracts to be assumed by the Debtor and assigned to Silver Star Borrower on the Effective Date, as attached hereto as Exhibit A. The Debtor or the Reorganized Debtor, as appropriate, reserves the right to amend the Assumption Schedule at any time up to and including the later of (i) Confirmation or (ii) ten (10) days after entry of a Final Order resolving any objection lodged by the counterparty to an Executory Contract or Lease regarding the proposed assumption and assignment, adequate protection, and/or Cure. “Bankruptcy Code” means title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. “Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware or, if such Court ceases to exercise jurisdiction over the Chapter 11 Case, such court or adjunct thereof that exercises jurisdiction over the Chapter 11 Case in lieu of the United States Bankruptcy Court for the District of Delaware. “Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure, as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, as amended from time to time. “Bar Date” means, with respect to any Claim, the specific date established in the Bar Date Order as the last day for filing Proofs of Claim against the Debtor. “Bar Date Order” means the Order Granting Motion of Debtor for an Order (I) Establishing Bar Dates for Filing Proofs of Claim; (II) Approving the Form and Manner of Notice Thereof; and (III) Granting Related Relief [Docket No. 162]. “Business Day” means any day other than a Saturday, Sunday, or any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order. “Cash” means legal tender of the United States of America or equivalents thereof, including, without limitation, payment in such tender by check, wire transfer, or any other customary payment method. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 9 of 126

9 US_300412569v6 “Cause of Action” means any Claim, cause of action, controversy, right of setoff, cross claim, counterclaim, or recoupment and any claim on contracts or for breaches of duties imposed by law or in equity, demand, right, action, lien, indemnity, guaranty, suit, obligation, liability, damage, judgment, account, defense, power, privilege, license, or franchise of any kind or character whatsoever, known, unknown, fixed or contingent, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, disputed or undisputed, secured or unsecured, assertable directly or derivatively, whether arising before, on, or after the Petition Date, in contract or in tort, in law or in equity, or pursuant to any other theory of law. “Chapter 11 Case” means the chapter 11 case initiated by the Debtor’s filing on the Petition Date of a voluntary petition for relief in the Bankruptcy Court under chapter 11 of the Bankruptcy Code, captioned In re Hartman SPE, LLC, Case No. 23-11452 (MFW). “Claim” shall have the meaning set forth in Bankruptcy Code section 101(5). “Claims Register” means the official register of Claims maintained on https://www.pacer.gov/. “Class” means any group of substantially similar Claims or Interests classified by this Combined Disclosure Statement and Plan pursuant to Bankruptcy Code sections 1122 and 1123(a)(1). “Clerk” means the Clerk of the Bankruptcy Court. “Combined Disclosure Statement and Plan” means this combined disclosure statement and chapter 11 plan of reorganization, as the same may be amended or modified, including, without limitation, all exhibits, supplements, appendices, and schedules hereto, either in their present form or as the same may be altered, amended, or modified from time to time. “Company” means Hartman SPE, LLC. “Confirmation” means confirmation of this Combined Disclosure Statement and Plan pursuant to Bankruptcy Code section 1129. “Confirmation Date” means the date on which the Confirmation Order is entered on the Bankruptcy Court Docket in this Chapter 11 Case. “Confirmation Hearing” means the hearing held by the Bankruptcy Court to consider (a) approval of this Combined Disclosure Statement and Plan as providing adequate information pursuant to Bankruptcy Code section 1125, and (b) Confirmation of this Combined Disclosure Statement and Plan pursuant to Bankruptcy Code section 1129, as such hearing may be adjourned or continued from time to time. “Confirmation Hearing Notice” means the notice of the Confirmation Hearing. “Confirmation Order” means the order of the Bankruptcy Court confirming this Combined Disclosure Statement and Plan pursuant to Bankruptcy Code section 1129. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 10 of 126

10 US_300412569v6 “Creditor” means any Person that is the Holder of a Claim against the Debtor. “Cure” means all amounts, including an amount of $0.00, required to cure any monetary or non-monetary defaults under any Executory Contract or Unexpired Lease (or such lesser amount as may be agreed upon by the parties under an Executory Contract or Unexpired Lease) that is to be assumed by the Debtor and assigned by Silver Star Borrower pursuant to Bankruptcy Code sections 365 or 1123. “Debtor” means Hartman SPE, LLC in its capacity as the debtor in the Chapter 11 Case unless otherwise noted. “Deficiency Claim” means a General Unsecured Claim for the difference between (a) the aggregate amount of a Secured Claim and (b) the value received on account of the portion of such Allowed Claim that is a Secured Claim. “Disallowed” means, when used in reference to a Claim, all or that portion, as applicable, of any Claim that has been disallowed under this Combined Disclosure Statement and Plan, the Bankruptcy Code, applicable law, or by Final Order. “Disbursing Agent” means the Reorganized Debtor or the Entity or Entities selected by the Debtor or the Reorganized Debtor, as applicable, to make or facilitate Distributions pursuant to this Combined Disclosure Statement and Plan. “Disputed” means any Claim or Interest, or any portion thereof, that is (a) listed on the Schedules as unliquidated, disputed, and/or contingent for which no Proof of Claim in a liquidated and non-contingent amount has been Filed, or (b) the subject of an objection or request for estimation Filed by the Debtor, the Reorganized Debtor, or any other party in interest in accordance with applicable law and which objection has not been withdrawn, resolved, or overruled by a Final Order. “Distribution” means any distribution to the Holders of Allowed Claims. “Distribution Record Date” means the date for determining which Holders of Claims and Interests are eligible to receive Distributions under this Combined Disclosure Statement and Plan, which date shall be the Effective Date. “Docket” means the docket in the Chapter 11 Case maintained by the Clerk. “Effective Date” means the date on which the conditions specified in Article XII of this Combined Disclosure Statement and Plan have been met or satisfied. “Entity” means an “entity” as defined in Bankruptcy Code section 101(15). “Estate Causes of Action” means any and all Causes of Action of the Debtor, including, but not limited to, the (a) commercial tort claims as defined in Article 9 of the Uniform Commercial Code; (b) Causes of Action against any Person whether sounding in tort, contract, equity, statute or any other legal or equitable theory of recovery; (c) the non-exclusive right to seek a determination by the Bankruptcy Court or any other court of competent jurisdiction of any tax, Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 11 of 126

11 US_300412569v6 fine or penalty relating to a tax, or any addition to a tax, under Bankruptcy Code section 505 or other applicable law; and (d) all other rights, Claims or Causes of Action. Estate Causes of Action shall include, for the avoidance of doubt, direct or derivative Claims or Causes of Action against (i) any other Person who transacted business or engaged in conduct with the Debtor to the Debtor’s detriment, specifically including the Allen Hartman Parties and (ii) any Affiliates of the Persons within subsection (i) of this sentence. “Estate” means the estate of the Debtor created upon the commencement of the Chapter 11 Case pursuant to Bankruptcy Code section 541. “Exculpated Parties” means each of the following solely in their capacity as such on or after the Petition Date and before the Effective Date: (a) the Debtor, (b) the Debtor’s current manager and that manager’s directors and officers, (c) Michael Racusin, (e) the Committee and its members (solely in their capacity as members of the Committee), and (f) the Professionals. The term “Exculpated Parties” shall not include the Allen Hartman Parties. “Exit Facility” means, collectively, one or more first-lien (as to other Holders of Claims and Interests), senior and junior secured mortgage loans, as reflected in the Exit Facility Documents. The material terms of the Exit Facility are set forth on the Exit Facility Term Sheet (as modified during underwriting) and will be set forth in full in the Exit Facility Documents that will be filed as part of the Plan Supplement, as may be finalized prior to closing. “Exit Facility Credit Agreement” means the loan agreements governing the Exit Facility. “Exit Facility Documents” means, collectively, the Exit Facility Credit Agreement and all other agreements, documents, and instruments delivered or to be entered into in connection therewith. “Exit Facility Term Sheet” means the indicative term sheet agreed to by the Lender, Debtor and affiliates of the Debtor, a summary of which attached hereto as Exhibit C. “Exit Lender” means, collectively, BSPRT CRE Finance, LLC, a Delaware limited liability company, or an affiliate thereof, and RMWC Silver Star Lending LLC, a Delaware limited liability company, or an affiliate thereof, as such entity provides senior and junior financing under the Exit Facility Documents, as applicable, to Silver Star Borrower. “Executory Contract” means a contract to which the Debtor is a party and that is subject to assumption or rejection under section 365 of the Bankruptcy Code. “Federal Judgment Rate” means the rate under 28 U.S.C. § 1961 in effect as of the Petition Date. “File, Filed, or Filing” means file, filed, or filing with the Bankruptcy Court in the Chapter 11 Case. “Final Decree” means the order entered pursuant to Bankruptcy Code section 350 and Bankruptcy Rule 3022 closing the Chapter 11 Case. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 12 of 126

12 US_300412569v6 “Final Order” means an order or judgment of the Bankruptcy Court or any other court of competent jurisdiction that has been entered on the Docket in the Chapter 11 Case (or the docket of such other court) that is not subject to a stay and has not been modified, amended, reversed or vacated and as to which (a) the time to appeal, petition for certiorari or move for a new trial, re-argument or rehearing pursuant to Bankruptcy Rule 9023 has expired and as to which no appeal, petition for certiorari or other proceedings for a new trial, re-argument or rehearing shall then be pending, or (b) if an appeal, writ of certiorari, new trial, re-argument or rehearing thereof has been sought, such order or judgment shall have been affirmed by the highest court to which such order was timely and properly appealed, or certiorari shall have been denied or a new trial, re-argument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for a new trial, re-argument or rehearing shall have expired. “First Day Declaration” means the Declaration of David Wheeler in Support of Chapter 11 Petition and First Day Pleadings [Docket No. 3]. “First Day Motions” means the Debtor’s motions filed upon the commencement of the Chapter 11 Case [Docket Nos. 4, 5, 6, 7, 8, 9, 13, and 15]. “First Lien Claim” means the Claim held by the Prepetition Lender. “General Bar Date” means November 13, 2023, at 5:00 p.m. Eastern Time, the date established by the Bankruptcy Court pursuant to the Bar Date Order for the submission of Proofs of Claim against the Debtor. “General Unsecured Claims” means any unsecured Claim against the Debtor that is not a Priority Claim, Administrative Expense Claim, Professional Fee Claim, Priority Tax Claim, First Lien Claim, or Other Secured Claim and is not entitled to a priority under the Bankruptcy Code or any order of the Bankruptcy Court. “Governmental Bar Date” means March 11, 2024, at 5:00 p.m. Eastern Time, the date established by the Bankruptcy Court pursuant to the Bar Date Order for the submission of Proofs of Claim by Governmental Units against the Debtor. “Governmental Unit” means a “governmental unit” as defined in Bankruptcy Code section 101(27). “Hartman Minority Member” means Hartman vREIT XXI, Inc., the Holder of 2.47% of the Debtor’s Interests. “Holder” means the holder of any Claim or Interest. “Intercompany Claims” means Claims owing by the Debtor to SPE Manager or other Affiliates. “Interests” means all equity interests in the Debtor, including, but not limited to, all issued, unissued, authorized, or outstanding shares or membership interests together with any warrants, options, or contract rights to purchase or acquire such interests at any time. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 13 of 126

13 US_300412569v6 “Impaired” means, with respect to any Class, a Class that is impaired within the meaning of section 1124 of the Bankruptcy Code. “KeyBank” means KeyBank National Association, as Master Servicer and Special Servicer for U.S. Bank National Association, solely in its capacity as Trustee for the benefit of the Holders of the GS Mortgage Securities Trust 2018-HART, Commercial Mortgage Pass-Through Certificates, Series 2018-HART and the RR Interest Owner. “Lien” has the meaning set forth in section 101(37) of the Bankruptcy Code. “Local Rules” means the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware. “Majority Member” means Hartman XX Limited Partnership, the Holder of 97.53% of the Debtor’s Interests. “Management Agreement” means the Real Estate Property Management Agreement between the Debtor and Property Manager. “New Organizational Documents” means, if any, the certificates of formation, limited liability company agreements, partnership agreements, certificates of incorporation, bylaws, stockholders’ agreement, or any similar entity organizational or constitutive document, as applicable, for the Reorganized Debtor, which shall be consistent with this Combined Disclosure Statement and Plan and section 1123(a)(6) of the Bankruptcy Code (as applicable, and shall otherwise be in form and substance reasonably acceptable to the Majority Shareholder and the Exit Lenders) and will be filed with the Plan Supplement. “Other Secured Claims” means Secured Claims other than the Prepetition Lender Secured Claim, which are primarily composed of Claims secured under mechanic’s or materialmen’s lien statutes under applicable law. “Person” means a “person” as defined in Bankruptcy Code section 101(41). “Petition Date” means September 13, 2023, the date on which the Debtor filed its voluntary petition for relief under chapter 11 of the Bankruptcy Code. “Plan Documents” means this Combined Disclosure Statement and Plan and the Plan Supplement. “Plan Supplement” means the appendix of schedules and exhibits to be Filed with the Bankruptcy Court at least seven (7) days before the Confirmation Hearing that will include: (1) the Exit Facility Documents; (2) the New Organizational Documents, if applicable; (3) the Rejected Executory Contracts and Unexpired Leases Schedule; and (4) financial projections. “Portfolio Borrower” means Silver Star CRE II, LLC, a Delaware special purpose entity and affiliate of the Debtor. Portfolio Borrower is wholly owned by Portfolio Mezzanine Borrower and will serve as co-borrower with Silver Star Borrower under the Exit Facility Documents. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 14 of 126

14 US_300412569v6 “Portfolio Mezzanine Borrower” means Silver Star Mezzanine Borrower II, LLC, a Delaware special purpose entity and affiliate of the Debtor. “Prepetition Lender” means U.S. Bank National Association, solely in its capacity as Trustee for the benefit of the Holders of the GS Mortgage Securities Trust 2018-HART, Commercial Mortgage Pass-Through Certificates, Series 2018-HART and the RR Interest Owner. “Prepetition Lender Secured Claim” means the Allowed Class 1 Secured Claim of the Prepetition Lender in the principal amount of $217,276,867.59 as of November 27, 2023. The amount to be paid in satisfaction of the Prepetition Lender Secured Claim shall be subject to adjustment as of the date it is paid in full, with such payment to include all amounts due or to come due under the Prepetition Loan Documents. “Prepetition Loan” means that certain secured term loan agreement with Goldman Sachs Mortgage, as lender, in the original principal amount of $259 million. “Prepetition Loan Documents” means the Loan Agreement dated as of October 1, 2018, between Hartman SPE, LLC, as Borrower, Goldman Sachs Mortgage Company, as Lender, as amended, restated, supplemented, or otherwise modified from time to time, along with any other agreements and documents executed or delivered in connection therewith. “Priority Claims” means any Claim entitled to priority pursuant to Bankruptcy Code section 507(a) other than Administrative Expense Claims and Priority Tax Claims. Unless otherwise indicated, “Priority Claims” does not include Priority Tax Claims. “Priority Tax Claims” means any Claim of a Governmental Unit entitled to priority under Bankruptcy Code § 507(a)(8). “Pro Rata” means the proportion that an Allowed Claim in a particular Class bears to the aggregate amount of Allowed Claims in the same Class. “Professional Fee Claims Bar Date” means the date that is 60 days after the Effective Date for Professional Fee Claims to be Filed. “Professional Fee Claims” means all Claims for compensation and reimbursement of expenses by Professionals to the extent Allowed by the Bankruptcy Court. “Professional” means any professional Person employed in the Chapter 11 Case pursuant to Bankruptcy Code section 327, 328, 363, or 1103 pursuant to an Order of the Bankruptcy Court who is to be compensated for services rendered pursuant to Bankruptcy Code sections 327, 328, 329, 330, 331, or 363. “Proof of Claim” means a proof of Claim Filed against the Debtor in accordance with the Bar Date Order or any other order by the Court requiring the fixing of Claims. “Properties” means the Debtor’s portfolio of owned real property and “Property” refers to an individual property in the Debtor’s portfolio. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 15 of 126

15 US_300412569v6 “Property Manager” means Silver Star Property Management, Inc. (f/k/a Hartman Income REIT Management, LLC). “Reinstate,” “Reinstated” or “Reinstatement” means (a) leaving unaltered the legal, equitable and contractual rights to which a Claim or Interest Holder is entitled so as to leave such Claim or Interest Unimpaired in accordance with § 1124 of the Bankruptcy Code, or (b) notwithstanding any contractual provision or applicable law that entitles the Claim Holder to demand or receive accelerated payment of such Claim after the occurrence of a default, (i) curing any such default that occurred before or after the Petition Date, other than a default of a kind specified in § 365(b)(2) of the Bankruptcy Code; (ii) reinstating the maturity of such Claim as such maturity existed before such default; (iii) compensating the Claim Holder for any damages incurred as a result of any reasonable reliance by such Claim Holder on such contractual provision or such applicable law; and (iv) not otherwise altering the legal, equitable or contractual rights to which such Claim entitles the Claim Holder; provided, however, that any contractual right that does not pertain to the payment when due of principal and interest on the obligation on which such Claim is based, including, but not limited to, financial covenant ratios, negative pledge covenants, covenants or restrictions on merger or consolidation, “going dark” provisions, and affirmative covenants regarding corporate existence prohibiting certain transactions or actions contemplated by this Combined Disclosure Statement and Plan, or conditioning such transactions or actions on certain factors, shall not be required to be cured or reinstated in order to accomplish Reinstatement. “Rejected Executory Contracts and Unexpired Leases Schedule” means the schedule of Rejected Executory Contracts and Unexpired Leases that will be filed as part of the Plan Supplement. The Debtor or the Reorganized Debtor, as appropriate, reserves the right to amend the Rejected Executory Contracts and Unexpired Leases Schedule at any time up to and including the later of (i) Confirmation or (ii) ten (10) days after entry of a Final Order resolving any objection lodged by the counterparty to an Executory Contract or Lease regarding the proposed assumption and assignment, adequate protection, and/or Cure. “Rejection Claims” means any Claim arising from, or relating to, the rejection of an Executory Contract or Unexpired Lease pursuant to Bankruptcy Code section 365(a) by the Debtor, as limited, in the case of a rejected Unexpired Lease, by Bankruptcy Code section 502(b)(6). “Released Parties” means the parties receiving a release from the debtor as set forth in Article XI.C. “Reorganized Debtor” means Hartman SPE, LLC, as reorganized pursuant to this Combined Disclosure Statement and Plan, or any successors thereto, on or after the Effective Date. “Restructuring Transactions” has the meaning set forth in Article VIII.E. “Schedules” means the schedules of assets and liabilities, the list of Holders of Interests, and the statements of financial affairs Filed by the Debtor under Bankruptcy Code section 521 and Bankruptcy Rule 1007, and all amendments and modifications thereto. “Secured Claims” means Claims which are: (a) secured by a valid and perfected lien in collateral which is enforceable pursuant to applicable law, the amount of which is equal to or less Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 16 of 126

16 US_300412569v6 than the value of such collateral (i) as set forth in this Combined Disclosure Statement and Plan, (ii) as agreed to by the Holder of such Claim and the Debtor, or (iii) as determined by a Final Order in accordance with Bankruptcy Code section 506(a); or (b) subject to a valid right of setoff under Bankruptcy Code section 553. “Silver Star Borrower” means Silver Star CRE, LLC, a Delaware special purpose entity that is wholly owned by Silver Star Mezzanine Borrower. “Silver Star Mezzanine Borrower” means Silver Star Mezzanine Borrower, LLC, a Delaware special purpose entity wholly owned by the Debtor. “SPE Manager” means Hartman SPE Management, LLC, the Debtor’s manager. “State Court” means the District Court of Harris County, Texas. “State Court Lawsuit” means Cause No. 2023-17944, pending in the State Court. “Statutory Fees” means all fees payable to the U.S. Trustee pursuant to section 1930 of Title 28 of the U.S. Code together with the statutory rate of interest set forth in section 3717 of Title 31 of the U.S. Code to the extent applicable. “Tax Code” means the United States Internal Revenue Code, as amended. “Trust” means the GS Mortgage Securities Trust 2018-HART. “Unimpaired” means, with respect to a Class of Claims or Interests, such Class is not Impaired. “U.S. Bank” means U.S. Bank National Association, solely in its capacity as Trustee for the benefit of the Holders of the GS Mortgage Securities Trust 2018-HART, Commercial Mortgage Pass-Through Certificates, Series 2018-HART and the RR Interest Owner. “U.S. Trustee” means the Office of the United States Trustee for the District of Delaware. “Unexpired Lease” means a lease to which the Debtor is a party that is subject to assumption or rejection under section 365 of the Bankruptcy Code. B. Interpretation; Application of Definitions, and Rules of Construction The following rules of construction, interpretation, and application shall apply: (1) Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include both the singular and the plural and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and neuter genders. (2) Unless otherwise specified, each section, article, schedule, or exhibit reference in this Combined Disclosure Statement and Plan is to the respective section in, article of, schedule to, or exhibit to this Combined Disclosure Statement and Plan. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 17 of 126

17 US_300412569v6 (3) The words “herein,” “hereof,” “hereto,” “hereunder,” and other words of similar import refer to this Combined Disclosure Statement and Plan as a whole and not to any particular section, subsection, or clause contained in this Combined Disclosure Statement and Plan. (4) The rules of construction contained in Bankruptcy Code section 102 shall apply to the construction of this Combined Disclosure Statement and Plan. (5) A term used herein that is not defined herein but that is used in the Bankruptcy Code shall have the meaning ascribed to that term in the Bankruptcy Code. (6) The headings in this Combined Disclosure Statement and Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of this Combined Disclosure Statement and Plan. (7) Unless otherwise provided, any reference in this Combined Disclosure Statement and Plan to an existing document, exhibit, or schedule means such document, exhibit, or schedule as may be amended, restated, revised, supplemented, or otherwise modified. (8) In computing any period of time prescribed or allowed by this Combined Disclosure Statement and Plan, the provisions of Bankruptcy Rule 9006(a) shall apply. IV. DISCLOSURES A. General Background 1. Overview of Business Operations The Debtor is a Delaware special purpose entity formed on July 19, 2018. As of the Petition Date, it held title to 35 Properties that included office, retail, and industrial properties with an estimated value of over $400 million. The Debtor is the sole owner of each Property. From the Petition Date to the date of this Combined Disclosure Statement and Plan, the Debtor sold seven (7) Properties for an aggregate, gross sales price of approximately $80.7 million. Sales will continue during the pendency of the Chapter 11 Case. Prepetition, the Debtor began the process of transitioning its Properties from office, retail, and industrial assets into self-storage properties. On the Effective Date, the Debtor will transfer its remaining Properties to Silver Star Borrower. After the Effective Date, the Reorganized Debtor will be the sole member of Silver Star Mezzanine Borrower, which will, in turn, be the sole member of Silver Star Borrower. Thus, Silver Star Borrower will be the owner of the Debtor’s Properties remaining on the Effective Date and will continue to transition those Properties from office, retail, and industrial properties into self-storage assets. Although the Debtor itself is manager-managed by SPE Manager, the Properties are managed by the Debtor’s affiliate (Property Manager) pursuant to the Management Agreement. Substantially all the Debtor’s back-office and vendor-procurement services, including Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 18 of 126

18 US_300412569v6 management and employees, are provided by Property Manager through the Management Agreement. Except for tenant lease agreements, which are signed by the Debtor, Property Manager is the entity that generally executes executory contracts with the vendors who provide services to the Debtor, as well as other non-debtor entities within the corporate enterprise. In some instances, the Debtor remits payment equal to its share of services received to vendors directly. In other instances, and in the ordinary course of business, the Debtor reimburses the non-Debtor affiliates for the reasonable and necessary expenses incurred or monies advanced in connection with the management and operation of the Debtor’s properties. 2. Capital Structure of the Company (i) Equity The Debtor’s members are the Majority Member, owner of 97.53% of the Debtor’s Interests, and the Hartman Minority Member, owner of 2.47% of the Debtor’s Interests. Silver Star Properties REIT, Inc., the Debtor’s ultimate, indirect parent, is a non-traded public REIT with approximately 4,300 shareholders. (ii) Secured Debt On October 1, 2018, the Debtor closed on the Prepetition Loan, a term loan agreement with Goldman Sachs Mortgage, as lender, in the principal amount of $259 million that was secured by, among other things, first mortgages, deeds of trust, and similar instruments on the Debtor’s fee simple interest in 39 office, retail, and industrial properties located in Houston, Dallas/Ft. Worth, and San Antonio Texas.4 The mortgages were securitized and sold into the commercial mortgage-backed securities market. KeyBank acts as servicer and special servicer for the debt and U.S. Bank National Association acts as certificate administrator, custodian, and trustee. The Loan Agreement had an initial maturity of October 9, 2020, with three, one-year extension options. On October 9, 2022, the Debtor exercised the third and final one-year maturity date extension option to extend the maturity date to October 9, 2023. On October 19, 2022, the Debtor received notice of an Event of Default (as defined under the Prepetition Loan Documents) from KeyBank. The default arose from the Debtor’s alleged noncompliance with the Prepetition Loan Documents’ insurance requirements relating to a single property, which has since been sold. The Event of Default triggered cash management provisions that have been in effect since November 2022, restricting the Debtor’s access to tenant receipts, which is discussed in the Motion of the Debtor for Interim and Final Orders (I) Authorizing Debtor to (A) Continue Using Existing Cash Management Systems, Bank Accounts and Business Forms, (B) Implement Changes to its Cash Management System in the Ordinary Course of Business, and (C) Continue to Perform Intercompany Transactions; and (II) Granting Released Relief [Docket No. 13]. 4 The Debtor sold four properties prior to the Petition Date. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 19 of 126

19 US_300412569v6 As of the Petition Date, the Prepetition Loan had an outstanding balance of approximately $217.3 million. In addition to the Prepetition Loan, certain of the Debtor’s Properties are subject to mechanic and materialman liens, which are currently under review. All Allowed Claims arising from valid mechanic and materialman liens will be satisfied pursuant to this Combined Disclosure Statement and Plan by attaching to the proceeds of the Exit Loan Facility. (iii) Sales Tax, Gross Receipts Tax, Income Tax, and Ad Valorem Tax Liabilities In the ordinary course of business, the Debtor’s operations gave rise to sales tax, gross receipts tax, income tax, and ad valorem tax liabilities. The Debtor obtained interim authority from the Bankruptcy Court to pay such taxes by order entered on September 15, 2023 [Docket No. 32] and final authority on October 16, 2023 [Docket No. 156]. In addition, as described further below, certain of the Debtor’s ad valorem tax liabilities constitute secured claims and, with the Bankruptcy Court’s approval, have been or will be satisfied from designated sales proceeds generated by certain of the Debtor’s sale of properties that the applicable tax authorities asserted were subject to liens securing such taxes. (iv) Unsecured Debt and Trade Creditors The Debtor’s review and reconciliation of Filed Proofs of Claim is ongoing. Except as noted below, amounts disclosed are taken from the Debtor’s Schedules. Trade and Other Unsecured Debt. The Debtor’s Schedules reflect trade and other unsecured debt (excluding amounts noted above) as of the Petition Date in the approximate amount of $20.6 million. Priority Claims and Priority Tax Claims. The Debtor’s Schedules do not reflect any liquidated priority unsecured debts owing as of the Petition Date. Summary. As of the Petition Date, as reflected in the Debtor’s Schedules, the aggregate amount owed to all the Debtor’s prepetition secured and unsecured debtholders was approximately $242 million. 3. Events Precipitating the Chapter 11 Filing On October 1, 2018, the Debtor closed on the Prepetition Loan in the principal amount of approximately $259 million. The Prepetition Loan was secured by, among other things, first mortgages, deeds of trust, and similar instruments on the Debtor’s fee simple interest in 39 office, retail, and industrial properties located in Houston, Dallas/Ft. Worth, and San Antonio Texas. The Prepetition Loan had an initial maturity of October 9, 2020, with three, optional one-year extension options. On October 9, 2022, the Debtor exercised the third and final one-year maturity date extension agreement to extend the Maturity Date to October 9, 2023. Prepetition, the Debtor began the process of transitioning its business model from office, industrial, and retail space into self-storage and began liquidating its portfolio of Properties to Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 20 of 126

20 US_300412569v6 facilitate the transition. The Debtor’s efforts have led to a substantial pay down of the Prepetition Loan and opened the door for refinancing. In this regard, on January 4, 2023, the Debtor and certain affiliates engaged Raymond James & Associates Inc. (“Raymond James”) to assist it in obtaining a loan, the proceeds of which would be used to, among other things, refinance the Prepetition Loan. Debtor and Raymond James made substantial progress and, after considering a number of alternatives, signed a preliminary term sheet with Exit Lender in June 2023, on terms similar to those set forth on the Exit Facility Term Sheet, with certain Debtor and non-debtor owned properties to serve as collateral. The Debtor, however, was unable to consummate the loan due to the improper cloud on title caused by the actions of Allen R. Hartman and the Hartman Minority Member that holds a 2.47% Interest in the Debtor. On March 20, 2023, the Hartman Minority Member and Allen R. Hartman filed Plaintiff’s Original Petition in the District Court of Harris County Texas, commencing the State Court Lawsuit. The Original Petition has been amended twice, resulting in the Plaintiff’s Third Amended Original Petition and Petition for Declaratory Relief filed on September 4, 2023, naming the following defendants: Silver Star Properties REIT, Inc. (f/k/a Hartman Short Term Income Properties XX, Inc.), Hartman Income REIT Property Holdings, LLC, Hartman XXI Advisors, LLC, Silver Star Property Management, Inc., Hartman SPE, LLC (the Debtor), Hartman Income REIT, Inc. and Hartman Retail I, DST. The current plaintiffs in the State Court Lawsuit are the Hartman Minority Member, Allen R. Hartman, and REIT Property Management, LLC. Although the Original Petition was filed in March 2023, the Debtor did not receive notice of the lawsuit until July 19, 2023, when it received a copy of the petition for the first time as an attachment to an improper lis pendens the Hartman Minority Member filed against one of its Properties. The Hartman Minority Member has since filed multiple improper lis pendens against the Debtor’s Properties. As relevant here, the Third Amended Original Petition alleges that the Hartman Minority Member, via its 2.47% membership interest in the Debtor, owns an undivided interest in the Debtor’s Properties. Specifically, the Hartman Minority Member alleges that: Plaintiff Hartman XXI owns a 2.47% interest in Hartman SPE, LLC, a wholly owned subsidiary of Silver Star. Hartman XXI also owns both common shares and operating unit in Silver Star. Therefore, pursuant to these ownership rights, Hartman XXI owns an undivided interest, legal and equitable or otherwise, in the properties owned by Defendant Hartman SPE, LLC. Am. Pet. at 8. The defendants in the State Court Lawsuit filed a motion to expunge or cancel the lis pendens on July 25, 2023, and a motion to dismiss the Amended Petition on August 8, 2023; however, the State Court had not ruled as of the Petition Date. Not only did the Hartman Minority Member’s actions prevent the Debtor from obtaining financing, but they also threatened the Debtor’s ability to sell its Properties. For example, to close on the prepetition sale of its Prestonwood Park property, the Debtor was required to reduce the purchase price by $125,000, place $2.7 million into escrow, and provide various indemnities, all Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 21 of 126

21 US_300412569v6 as a direct result of the Hartman Minority Member’s allegations in the State Court Lawsuit. This escrow was in addition to $1 million the buyer had to place into escrow pending resolution of the cloud on title. The State Court Plaintiff’s actions are particularly troubling since they were fully aware that the Prepetition Loan was in default and would mature on October 9, 2023. Despite this, the plaintiffs continued with their course of action, leaving the Debtor with no viable option other than to file for bankruptcy relief before the Prepetition Loan matured in order to preserve the purchase and sale agreements that were negotiated prior to the Petition Date. Because of this, in early September 2023, the Debtor’s management team, together with its professionals, determined that a chapter 11 process that includes section 363 sales of property free and clear of all Liens, Claims, encumbrances, and other interests (including the cloud on title) was the best and most value maximizing path forward. B. The Chapter 11 Case 1. First Day Orders On the Petition Date, the Debtor Filed the First Day Motions to transition into operations during the Chapter 11 Case, stabilize operations, and preserve relationships with vendors, clients, and employees. The First Day Motions requested relief from the Bankruptcy Court to, among other things: (a) maintain the Debtor’s cash management system; (b) obtain authority to use cash collateral; (c) pay insurance, taxes, and other amounts in the ordinary course; and (d) provide adequate assurance to utility companies. In support of the motions, the Debtor relied upon the First Day Declaration. The Bankruptcy Court held a hearing on the First Day Motions on September 15, 2023, and granted the relief sought in the First Day Motions on an interim basis. In the absence of objections, no hearing was necessary for final approval of the First Day Motions. The Bankruptcy Court entered final orders on the First Day Motions on or about October 16, 2023. 2. The Declaratory Judgment Action On September 28, 2023, the Debtor filed an Adversary Complaint against the Hartman Minority Member seeking, among other relief, a declaratory judgment that the Hartman Minority Member has no interest in the Properties and the Debtor is entitled to an order discharging and expunging the improper lis pendens the Hartman Minority Member filed against certain of the Properties. On November 27, 2023, the Bankruptcy Court signed a Stipulated Final Judgment ruling, among other things, that: (a) Hartman Minority Member does not possess any interest in the Debtor’s real property, including, without limitation, the Properties, under Section 24 of the Limited Liability Company Agreement dated July 19, 2018, as amended, and 6 Del. C. § 18-701; and (b) each lis pendens Hartman Minority Member filed against the Debtor’s Properties shall be automatically deemed discharged, expunged and cancelled. With the Stipulated Final Judgment in place, the Debtor and certain of its affiliates and the Exit Lender and certain of its affiliates continued in discussions regarding the terms of one or more loans to be used to refinance the Prepetition Loan, pay Allowed Claims in full, and provide funds Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 22 of 126

22 US_300412569v6 to permit the Debtor to continue to transition its business model into self-storage properties, the proposed terms of which are set forth in the indicative Exit Facility Term Sheet. The Exit Facility Documents will be filed with the Plan Supplement and will only be binding upon the parties in accordance with their express terms. 3. Retention of Professionals The Debtor, through various applications that were subsequently approved by the Bankruptcy Court, employed Katten Muchin Rosenman LLP as counsel [Docket No. 159], Chipman Brown Cicero & Cole LLP as local counsel [Docket No. 160], Hirsch & Westheimer, P.C. as special real estate counsel [Docket No. 219] and finance counsel [Docket No. 570], Raymond James as investment banker in relation to the Exit Facility [Docket No. 579], and Epiq Corporate Restructuring as claims and noticing agent [Docket No. 31] and administrative advisor [Docket No. 76]. 4. Appointment of the Committee On September 22, 2023, the U.S. Trustee officially appointed the Committee [Docket No. 56]. The Committee is made up of the following parties: Engie Resources, LLC; Pritchard Industries Southwest, LLC, and Amity Construction Co. The Committee selected Fox Rothschild LLP to serve as its counsel, whose retention was approved by the Court on October 25, 2023 [Docket No. 208] and Phoenix Management Services, LLC as its financial advisor, whose retention was approved by the Court on November 9, 2023 [Docket No. 244]. 5. Cash Collateral On the Petition Date, the Debtor filed its Motion of Debtor for Entry of Interim and Final Orders (I) Authorizing the Use of Cash Collateral; (II) Granting Adequate Protection; (III) Modifying Automatic Stay; (IV) Scheduling a Final Hearing; and (V) Granting Related Relief [Docket No. 15] seeking authority for the consensual use of KeyBank’s cash collateral during the pendency of the Chapter 11 Case. The request was granted on an interim basis on September 15, 2023 [Docket No. 35] and on a final basis on October 16, 2023 [Docket No. 167]. 6. Monthly Reporting, Schedules, and Meeting of Creditors The Debtor has timely filed all monthly operating reports [Docket Nos. 193, 289, 349, and 519] and timely filed its Schedules on October 10, 2023 [Docket Nos. 141 and 142] and amended Schedules on November 13, 2023 [Docket No. 271] and January 16, 2024 [Docket No. 481]. The section 341 meeting of creditors was held on October 18, 2023. 7. Claims Process and Bar Date The Bankruptcy Court entered a Bar Date Order on October 13, 2023 [Docket No. 162]. The General Bar Date was November 13, 2023, and the Governmental Bar Date is March 11, 2024. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 23 of 126

23 US_300412569v6 All creditors holding or wishing to assert unsecured or secured, priority or nonpriority Claims (as defined in Bankruptcy Code section 101(5)) against the Debtor or the Debtor’s Estate, accruing prior to the Petition Date, including Claims arising under Bankruptcy Code section 503(b)(9), were required to file a separate, completed, and executed Proof of Claim Form on account of each such Claim, together with accompanying documentation by the General Bar Date. Governmental Units, as defined by Bankruptcy Code section 101(27), must submit Claims by the Governmental Bar Date. The Debtor believes that after the reconciliation and Claims objection process is complete, the Debtor’s total General Unsecured Claims liability should not be materially more than reported in its Schedules. However, the Debtor’s Claims review is ongoing, and its assessments are subject to change. C. Summary of Assets The Debtor’s estate is currently comprised of 28 Properties with an estimated market value of approximately $285 million. A list of the Properties currently owned by the Debtor is attached hereto as Exhibit B; however, additional sales may occur during the pendency of the Chapter 11 Case. D. Potential Claims and Causes of Action The Bankruptcy Code preserves the Debtor’s rights to prosecute Claims and Causes of Action that exist in and outside of bankruptcy and empowers the Debtor or Reorganized Debtor to prosecute certain Claims that are established by the Bankruptcy Code. This Combined Disclosure Statement and Plan preserves all of the Debtor’s rights with respect to all Estate Causes of Actions, vests the Debtor’s rights in respect of such Estate Causes of Action in the Reorganized Debtor and empowers the Reorganized Debtor to investigate, prosecute, collect, and/or settle the Estate Causes of Action as deemed appropriate by the Debtor or Reorganized Debtor in the exercise of its business judgment. Except as otherwise provided in this Combined Disclosure Statement and Plan, all Estate Causes of Action, known or unknown, that the Debtor and Debtor’s Estate may hold against any Person or Entity shall, on the Effective Date, automatically vest in the Reorganized Debtor, free and clear of all Liens, Claims, encumbrances, and other interests. The Reorganized Debtor shall have the exclusive right, authority, and discretion to institute, prosecute, abandon, settle, or compromise any and all such Causes of Action without the consent or approval of any third party and without any further order of the Bankruptcy Court. From and after the Effective Date, the Reorganized Debtor shall retain and possess the sole and exclusive right to commence, pursue, settle, compromise, or abandon, as appropriate, all Estate Causes of Action, whether arising before or after the Petition Date, in any court or other tribunal. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 24 of 126

24 US_300412569v6 To date, the Debtor has identified the following potential Claims and Causes of Action that constitute Estate Causes of Action:5  All Claims and Causes of Action arising from or related to the case styled Allen R. Hartman and Hartman vREIT XXI, Inc. v Silver Star Properties REIT, Inc. (f/k/a Hartman Short Term Income Properties XX, Inc.), et al., Case No. 2023-17944 pending in the District of Harris County, Texas, 133rd Judicial District;  All Claims and Causes of Action arising from or related to the case styled Hartman SPE, LLC v. Hartman vREIT XXI, Inc., Adv. Proc. No. 23-50588-MFW pending in the Bankruptcy Court;  All Claims and Causes of Action against the Allen Hartman and Hartman vREIT XXI, Inc., including but not limited to those arising under: o Texas Business & Commerce Code Section 27.01, including claims for fraud in real estate transactions; o RICO claims for conspiracy; o Violation of Texas Rule of Civil Procedure 11, including claims for frivolous lawsuits/claims; o Breach of fiduciary duty claims; o Claims for ultra vires acts; o Claims for tortious interference; o Claims for self-dealing; o Claims for slander of title; o Claims under Section 12.0002 of the Texas Civil Practices and Remedies Code; and o Claims under Chapter 12 of the Texas Real Property Code. Creditors and Interest Holders should not assume that the absence of their name from the identified potential Claims and Causes of Action set forth above is indicative of an intent that potential Claims and Causes of Action against such creditor or Holder will not be prosecuted. This Combined Disclosure Statement and Plan preserves all potential Claims and Causes of Action. 5 Again, this list is non-exclusive. The Debtor and the Committee continue to investigate potential Estate Causes of Action. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 25 of 126

25 US_300412569v6 E. Certain Federal Income Tax Consequences Introduction. The following discussion summarizes certain of the material United States federal income tax consequences expected to result from the implementation of this Combined Disclosure Statement and Plan. This discussion is based on current provisions of the Internal Revenue Code of 1986, as amended (the “Tax Code”), applicable Treasury Regulations, judicial authority, and current administrative rulings and pronouncements of the Internal Revenue Service (the “IRS”). There can be no assurance that the IRS will not take a contrary view, and no ruling from the IRS has been or will be sought. Legislative, judicial, or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conclusions set forth herein. Any such changes or interpretations may or may not be retroactive and could affect the tax consequences to, among others, the Debtor and the Holders of Claims. The following summary is for general information only. The federal income tax consequences of this Combined Disclosure Statement and Plan are complex and subject to significant uncertainties. This summary does not address foreign, state, or local tax consequences of this Combined Disclosure Statement and Plan, nor does it purport to address all of the federal income tax consequences of this Combined Disclosure Statement and Plan. This summary also does not purport to address the federal income tax consequences of this Combined Disclosure Statement and Plan to taxpayers subject to special treatment under the federal income tax laws, such as broker-dealers, tax exempt entities, financial institutions, insurance companies, S corporations, small business investment companies, mutual funds, regulated investment companies, foreign corporations, and nonresident alien individuals. IRS Circular 230 Notice: To comply with U.S. treasury regulations, be advised that any U.S. federal tax advice included in this communication (and it is not intended that any such advice be given in this Combined Disclosure Statement and Plan) is not intended or written to be used, and cannot be used, to avoid any U.S. federal tax penalties or to promote, market, or recommend to another party any transaction or matter. Federal Income Tax Consequences to Creditors. Given that all Allowed Claims are to be paid in full in Cash or Reinstated under this Combined Disclosure Statement and Plan, the Debtor does not anticipate that this Combined Disclosure Statement and Plan will have material income tax consequences for creditors. EACH HOLDER OF A CLAIM IS STRONGLY URGED TO CONSULT ITS OWN TAX ADVISOR REGARDING THE POTENTIAL FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES OF THE PLAN. F. Certain Risk Factors to Be Considered The following provides a summary of important considerations and risk factors associated with this Combined Disclosure Statement and Plan. However, it is not exhaustive. Holders of Claims against and Interests in the Debtor should read and carefully consider the factors set forth below. The post-Confirmation reorganization of the Debtor involves a degree of risk, however small, and this Combined Disclosure Statement and Plan and certain of its appendices contain forward-looking statements that involve risks and uncertainty. The Reorganized Debtor’s actual results could differ materially from those anticipated in such forward-looking statements as a result Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 26 of 126

26 US_300412569v6 of a variety of factors, including those set forth in the following risk factors and elsewhere in this Combined Disclosure Statement and Plan. Holders of Claims or Interests should consider carefully the following factors in addition to the other information contained in this Combined Disclosure Statement and Plan. General Bankruptcy Considerations. This Combined Disclosure Statement and Plan sets forth the means for satisfying the Claims against and Interests in the Debtor. Allowed Claims are expected to be paid in full in Cash on the Effective Date or following their Allowance in accordance with the payment terms of this Combined Disclosure Statement and Plan. Certain Allowed Claims will be Reinstated and paid in full in accordance with their terms. Nevertheless, there are some risks to consummation of this Combined Disclosure Statement and Plan. This Combined Disclosure Statement and Plan has been proposed after a careful consideration of all reasonable restructuring alternatives. Despite the risks inherent in this Combined Disclosure Statement and Plan, as described herein, the Debtor believes that this Combined Disclosure Statement and Plan is in the best interests of Creditors and Holders of Interests when compared to all reasonable alternatives. Section 1129 of the Bankruptcy Code requires, among other things, a showing that confirmation of this Combined Disclosure Statement and Plan will not be followed by liquidation or the need for further financial reorganization of the Debtor. Although the Debtor believes that this Combined Disclosure Statement and Plan will meet such tests, there can be no assurance that the Bankruptcy Court will reach the same conclusion. If a liquidation or protracted reorganization were to occur, there is a significant risk that the value of the Debtor’s enterprise would be substantially eroded to the detriment of all stakeholders. The Debtor’s future results are dependent upon the successful Confirmation and implementation of a plan of reorganization. Failure to obtain this approval in a timely manner could adversely affect the Debtor’s operating results since the Debtor’s relations with tenants and suppliers may be harmed by protracted bankruptcy proceedings. Once a plan of reorganization is approved and implemented, the Debtor’s operating results may be adversely affected by the possible reluctance of prospective tenants and suppliers to do business with a company that recently emerged from bankruptcy proceedings. Claims Estimation. There can be no assurance that the Debtor’s estimated Claim amounts are correct. The actual Allowed amount of Claims likely will differ in some respect from the estimates. The estimated amounts are subject to certain risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the actual Allowed amount of Claims may vary from those estimated herein. The Debtor is subject to the risks and uncertainties associated with the Chapter 11 Case. For the duration of the Chapter 11 Case, the Debtor’s operations and its ability to execute its business strategy will be subject to risks and uncertainties associated with bankruptcy. These risks include, but are not limited to:  the Debtor’s ability to obtain Bankruptcy Court approval with respect to motions filed in the Chapter 11 Case from time to time, including any appeals of such rulings; Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 27 of 126

27 US_300412569v6  the Debtor’s ability to comply with and operate under orders entered by the Bankruptcy Court;  the length of time the Debtor will remain in bankruptcy and its ability to successfully emerge;  the Debtor’s ability to develop, prosecute, confirm, and consummate this Combined Disclosure Statement and Plan;  the Debtor’s ability to meet all conditions precedent to the Effective Date of this Combined Disclosure Statement and Plan;  the Debtor’s ability to continue as a going concern;  the ability of third parties to seek and obtain court approval to terminate or shorten the exclusivity period for the Debtor to propose and confirm a Chapter 11 plan of reorganization in order to propose and confirm a competing or alternative plan;  the ability of third parties to seek and obtain court approval for the appointment of a Chapter 11 trustee or conversion the Chapter 11 Case to a chapter 7 case;  the Debtor’s ability to assume or assume and assign material executory contracts and unexpired leases of nonresidential real property; and  the Debtor’s ability to fund and execute its reorganization business plan. A Lengthy Bankruptcy Proceeding Could Disrupt the Debtor’s Business, as Well as Impair the Prospect for Reorganization on the Terms Contained in a Plan. While the Debtor expects that the Chapter 11 Case will be of short duration and will not be unduly disruptive to its business, there is no assurance that this will be the case. An extended stay in bankruptcy could have adverse effects on the Debtor’s operations, including that tenants could opt to move after their lease term or otherwise execute termination options or the Debtor’s business partners could demand financial assurances or enhanced performance, any of which could impair business prospects. The Debtor Will Also Be Subject to Risks and Uncertainties with Respect to the Actions and Decisions of its Creditors and other Third Parties Who Have Interests in The Chapter 11 Case that May Be Inconsistent with the Debtor’s Plans. These risks and uncertainties could affect the Debtor’s business and operations in various ways. For example, negative events or publicity associated with the Chapter 11 Case could adversely affect the Debtor’s relationships with its vendors and tenants, which in turn could adversely affect the Debtor’s operations and financial condition. Also, the Debtor needs Bankruptcy Court approval for transactions outside the ordinary course of business, which may limit the Debtor’s ability to respond timely to events or take advantage of opportunities. Because of the risks and uncertainties associated with the Chapter 11 Case, the Debtor cannot predict or quantify the ultimate impact that events occurring during the Chapter 11 Case will have on its business, financial condition, and results of operations. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 28 of 126

28 US_300412569v6 The Court May Require the Debtor to Solicit Votes. The Debtor does not intend to impair Claims or Interests under this Combined Disclosure Statement and Plan. Nevertheless, there can be no assurance that the Bankruptcy Court will agree that claims and interests are Unimpaired and require solicitation of acceptances. Failure to Obtain Exit Financing. Failure to obtain adequate exit financing could result in delayed recovery for Holders of Claims entitled to a Distribution. Additional Administrative Expense Claims. Any delay in Confirmation of this Combined Disclosure Statement and Plan or delay to the Effective Date could result in additional Administrative Expense Claims. This may endanger the ultimate effectiveness of this Combined Disclosure Statement and Plan or result in a delayed recovery for Holders of Claims entitled to a Distribution. The Debtor’s Cash Flow and Ability to Meet Its Obligations Could Be Adversely Affected if It Has Insufficient Liquidity for Its Business Operations During the Chapter 11 Case. Although the Debtor believes that it will have sufficient liquidity to operate its business during the pendency of the Chapter 11 Case, there can be no assurance that the revenue generated by the Debtor’s business operations and cash made available to the Debtor will be sufficient to fund its operations and the professional and other fees related to the restructuring. As a result, the Debtor’s ability to continue as a going concern is dependent upon its emergence from bankruptcy. Financial Information Is Based on the Debtor’s Books and Records and, Unless Otherwise Stated, No Audit Was Performed. The financial information contained in this Combined Disclosure Statement and Plan has not been audited. In preparing this Combined Disclosure Statement and Plan, the Debtor relied on financial data derived from its books and records that was available at the time of such preparation. Although the Debtor has used its reasonable business judgment to ensure the accuracy of the financial information provided in this Combined Disclosure Statement and Plan, and while the Debtor believes that such financial information fairly reflects, in all material respects, the financial results of the Debtor, the Debtor is unable to warrant or represent that the financial information contained herein and attached hereto is without inaccuracies. Financial Projections and Other Forward-Looking Statements Are Not Assured, Are Subject to Inherent Uncertainty Due to Numerous Assumptions Upon Which They Are Based and, as a Result, Actual Results May Vary. This Combined Disclosure Statement and Plan contains various projections concerning the financial results of the Reorganized Debtor’s operations, including the financial projections that are, by their nature, forward-looking, and which necessarily base projections on certain assumptions and estimates. Should any or all of these assumptions or estimates ultimately prove to be incorrect, the actual future financial results of the Reorganized Debtor may turn out to be different from the financial projections. The Debtor cautions each reader of this Combined Disclosure Statement and Plan to carefully consider those factors set forth above and the acknowledgements contained in this section of this Combined Disclosure Statement and Plan. Such factors have, in some instances, affected and in the future could affect the ability of the Debtor to achieve its projected results and may cause actual results to differ materially from those expressed herein. The Debtor undertakes no obligation to update any forward-looking statements in this Combined Disclosure Statement and Plan. The Distribution projections, and other Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 29 of 126

29 US_300412569v6 information contained herein and attached hereto are estimates only, and the timing and amount of actual Distributions to Holders of Allowed Claims may be affected by many factors that cannot be predicted. Therefore, any analyses, estimates, or recovery projections may not turn out to be accurate. G. Feasibility The Bankruptcy Code requires that, in order for a plan to be confirmed, the Bankruptcy Court must find that confirmation of such plan is not likely to be followed by the liquidation or need for further reorganization of the debtor unless contemplated by the plan. For purposes of determining whether this Combined Disclosure Statement and Plan meets this requirement, the Debtor has analyzed its ability to meet its obligations under this Combined Disclosure Statement and Plan and retain sufficient liquidity and capital resources to conduct its business. The Debtor’s management, with the assistance of their advisors, have prepared certain financial projections for fiscal years 2024-2026. These projections and the assumptions upon which they are based, will be filed as part of the Plan Supplement. In general, as illustrated by the financial projections, the Debtor believes that with the Exit Facility provided under this Combined Disclosure Statement and Plan, the Reorganized Debtor should have sufficient cash flow and availability to make all payments required pursuant to this Combined Disclosure Statement and Plan while conducting ongoing business operations. The Debtor believes that Confirmation and consummation of this Combined Disclosure Statement and Plan is therefore not likely to be followed by the liquidation or further reorganization. Accordingly, the Debtor believes that this Combined Disclosure Statement and Plan satisfies the feasibility requirement of section 1129(a)(11) of the Bankruptcy Code. H. Best Interests Test The Bankruptcy Code requires that the Bankruptcy Court determine that a plan accepted by the requisite number of creditors in an impaired class provides each such member of each impaired class of claims and interests a recovery that has value, on the effective date, at least equal to the value of the recovery that each such creditor would receive if the debtor was liquidated under chapter 7 of the Bankruptcy Code. Under this Combined Disclosure Statement and Plan, all Holders of Claims and Interests are Unimpaired and are deemed to accept this Combined Disclosure Statement and Plan. Accordingly, the “Best Interests Test” is not applicable to this Combined Disclosure Statement and Plan. I. No Unfair Discrimination The Debtor believes the treatment of Claims and Interests described in this Combined Disclosure Statement and Plan are fair and equitable and do not discriminate unfairly. The proposed treatment of Claims and Interests provides that each Holder of such Claim or Interest will be treated identically within their respective class and that, except when agreed to by such Holder, no Holder of any Claim or Interest junior will receive or retain any property on account of such junior Claim or Interest. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 30 of 126

30 US_300412569v6 J. Releases by the Debtor Article XI of this Combined Disclosure Statement and Plan contains certain releases, exculpations, and injunction language. Parties are urged to read these provisions carefully to understand how Confirmation and consummation of this Combined Disclosure Statement and Plan will affect any Claim, Interest, right, or action regarding the Debtor and certain third parties. THE PLAN SHALL BIND ALL HOLDERS OF CLAIMS AGAINST THE DEBTOR TO THE FULLEST EXTENT AUTHORIZED OR PROVIDED UNDER THE APPLICABLE PROVISIONS OF THE BANKRUPTCY CODE AND ALL OTHER APPLICABLE LAW. Article XI.C of this Combined Disclosure Statement and Plan provides for a release by the Debtor of the Released Parties. The Debtor is not aware of any potential Claims or Causes of Action against the Released Parties. The Debtor is also not aware of any Claims or Causes of Action against its current professionals, the Committee and members of the Committee, the Committee’s Professionals, or any of their respective direct and indirect current and former Affiliates, subsidiaries, partners (including general partners and limited partners), investors, managing members, members, officers, directors, principals, employees, managers, controlling persons, agents, attorneys, investment bankers, Professionals, advisors, and representatives, each in their capacity as such, but excluding all officers and directors of the Debtor who were not serving in that capacity as of the Effective Date. V. TREATMENT OF UNCLASSIFIED CLAIMS In accordance with Bankruptcy Code section 1123(a)(1), Administrative Claims, Professional Fee Claims, and Priority Tax Claims are not classified and are not entitled to vote on this Combined Disclosure Statement and Plan. A. Administrative Expense Claims Requests for payment of Administrative Expense Claims, other than Professional Fee Claims, must be Filed no later than the applicable Administrative Expense Bar Date. Holders of Administrative Expense Claims that do not File requests for the allowance and payment thereof on or before the applicable Administrative Expense Bar Date shall forever be barred from asserting such Administrative Expense Claims against the Debtor or its Estate. This provision does not apply to 28 U.S.C. § 1930 obligations, including U.S. Trustee fees and court costs, which are payable as a condition to Confirmation. Except to the extent that a Holder of an Allowed Administrative Expense Claim agrees to a less favorable treatment or has been paid by any applicable Debtor prior to the Effective Date, in full and final satisfaction, settlement, release, and discharge of and in exchange for release of each Allowed Administrative Expense Claim, each Holder of an Allowed Administrative Expense Claim will be paid the full unpaid amount of such Allowed Administrative Expense Claim in Cash (i) on the Effective Date or as soon thereafter as is reasonably practicable or, if not then due, when such Allowed Administrative Expense Claim is due or as soon thereafter as is reasonably Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 31 of 126

31 US_300412569v6 practicable, (ii) if an Administrative Expense Claim is Allowed after the Effective Date, on the date such Administrative Expense Claim is Allowed or as soon thereafter as is reasonably practicable or, if not then due, when such Allowed Administrative Expense Claim is due, or (iii) at such time and upon such terms as set forth in an order of the Bankruptcy Court. B. Professional Fee Claims All Professionals or other Persons requesting compensation or reimbursement of Professional Fee Claims for services rendered before the Effective Date (including compensation requested by any Professional or other entity for making a substantial contribution in the Chapter 11 Case) shall File an application for final allowance of compensation and reimbursement of expenses no later than the Professional Fee Claims Bar Date. The Final Fee Hearing to determine the allowance of Professional Fee Claims shall be held as soon as practicable after the Professional Fee Claims Bar Date. The Debtor’s counsel shall File a notice of the Final Fee Hearing. Such notice shall be served upon counsel for the Committee, all Professionals, the U.S. Trustee, and all parties on the Debtor’s Bankruptcy Rule 2002 service list. Allowed Professional Fee Claims of the Professionals shall be paid (i) as soon as is reasonably practicable following the later of (a) the Effective Date and (b) the date upon which the order relating to any such Allowed Professional Fee Claim is entered by the Bankruptcy Court, or (ii) upon such other terms as agreed by the Holder of such an Allowed Professional Fee Claims. Except as otherwise specifically provided in this Combined Disclosure Statement and Plan, from and after the Confirmation Date, the Debtor shall, in the ordinary course of business and without any further notice to or action, order, or approval of the Bankruptcy Court, pay in Cash the reasonable and documented legal, professional, or other fees and expenses related to implementation of this Combined Disclosure Statement and Plan and consummation incurred by the Debtor. Upon the Confirmation Date, any requirement that Professionals comply with Bankruptcy Code sections 327 through 331, 363, and 1103 in seeking retention or compensation for services rendered after such date shall terminate, and the Debtor may employ and pay any Professional in the ordinary course of business without any further notice to or action, order, or approval of the Bankruptcy Court. C. Priority Tax Claims Except to the extent the Debtor and the Holder of an Allowed Priority Tax Claim agree to a different and less favorable treatment, the Debtor shall pay, in full satisfaction and release of such Claim, to each holder of a Priority Tax Claim, Cash, in an amount equal to such Allowed Priority Tax Claim, on the later of: (i) the Effective Date and (ii) the first Business Day after the date that is 30 calendar days after the date on which such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is reasonably practicable. D. Statutory Fees All Statutory Fees incurred prior to the Effective Date shall be paid by the Debtor on the Effective Date. After the Effective Date, the Reorganized Debtor shall be liable to pay any and all Statutory Fees when due and payable. The Debtor shall file all monthly operating reports due prior Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 32 of 126

32 US_300412569v6 to the Effective Date when they become due, using UST Form 11-MOR. After the Effective Date, the Reorganized Debtor shall file with the Bankruptcy Court UST Form 11-PCR reports when they become due. The Reorganized Debtor shall remain obligated to pay Statutory Fees to the U.S. Trustee until the earliest of the case being closed, dismissed, or converted to a case under chapter 7 of the Bankruptcy Code. The U.S. Trustee shall not be required to file any Administrative Claim in the case and shall not be treated as providing any release under the Plan. VI. CLASSIFICATION AND TREATMENT OF CLASSIFIED CLAIMS AND INTERESTS A. Treatment of Claims and Interests Under this Combined Disclosure Statement and Plan Classification and Treatment Generally. Pursuant to sections 1122 and 1123 of the Bankruptcy Code, set forth below is a designation of Classes of Claims and Interests, which are placed in a particular Class for all purposes under this Combined Disclosure Statement and Plan, including, without limitation, voting, Confirmation, and receiving Distributions under this Combined Disclosure Statement and Plan, as set forth herein. In accordance with section 1123(a)(1) of the Bankruptcy Code, Claims arising under sections 507(a)(2) or 507(a)(8) of the Bankruptcy Code are not classified and their treatment is set forth in Article V. The following chart summarizes the classification and treatment of the Classes: Class Estimated Allowed Claims6 Treatment Summary of Treatment Class 1 – Allowed Prepetition Lender Secured Claim arising under Prepetition Loan Documents $217,276.867.597 Unimpaired, deemed to accept. 100% Class 2 – Allowed Other Secured Claims $3,233,997.70 Unimpaired, deemed to accept 100% Class 3 – Allowed Other Priority Claims $0 Unimpaired, deemed to accept 100% 6 Except with respect to Class 1, the amounts listed represent estimated Allowed Claims and do not represent amounts actually asserted by creditors in Proofs of Claim or otherwise. The Debtor has not completed its analysis of Claims in the Chapter 11 Case, and objections to such Claims have not been Filed and/or fully litigated and may continue following the Effective Date. Therefore, there can be no assurances of the exact amount of the Allowed Claims at this time. Rather, the actual amount of the Allowed Claims may be greater or lower than estimated. 7 The amount to be paid in satisfaction of the Prepetition Lender Secured Claim shall be subject to adjustment as of the date it is paid in full, with such payment to include all amounts due or to come due under the Prepetition Loan Documents. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 33 of 126

33 US_300412569v6 Class Estimated Allowed Claims6 Treatment Summary of Treatment Class 4 – Allowed General Unsecured Claims, including Intercompany Claims and Deficiency Claims $20,292,1628 Unimpaired, deemed to accept 100% Class 5 – Interests n/a Unimpaired, deemed to accept Reinstated 1. Class 1: – Allowed Prepetition Lender Secured Claim arising under Prepetition Loan Documents Treatment: The Allowed Prepetition Lender Secured Claim will be paid in full at closing with the proceeds of the Exit Facility. For the avoidance of doubt, upon the payment in full of the Prepetition Lender Secured Claim as provided in this Plan, any and all Liens securing the Prepetition Lender Secured Claim shall automatically and without further action be released and be of no further force or effect. Impairment and Voting: Class 1 is Unimpaired, and all Holders of the Class 1 Claim are conclusively deemed to have accepted this Combined Disclosure Statement and Plan and are not entitled to vote on this Combined Disclosure Statement and Plan. 2. Class 2: – Allowed Other Secured Claims Treatment: Except to the extent that a Holder of an Allowed Other Secured Claim agrees to less favorable treatment, each holder of an Allowed Other Secured Claim shall receive, in exchange for full and final satisfaction, settlement, release, and discharge of such Claim, the following, at the option of the Debtor: (a) Payment of an Allowed Other Secured Claim in full in Cash; (b) Reinstatement of such Allowed Other Secured Claim; or (c) Such other treatment rendering such Allowed Other Secured Claim Unimpaired. For the avoidance of doubt, on the Effective Date, any and all liens securing the Other Secured Claims shall automatically and without further action transfer from the Properties and attach to the proceeds of the Exit Facility, from which the Allowed Other Secured Claims shall be satisfied. 8 The amount to be paid in satisfaction of each Class 4 Allowed Claim shall be subject to adjustment as of the date such Claim is paid in full, with such payment to include all accrued interest in accordance with this Combined Disclosure Statement and Plan. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 34 of 126

34 US_300412569v6 Impairment and Voting: Class 2 is Unimpaired, and all Holders of Class 2 Claims are conclusively deemed to have accepted this Combined Disclosure Statement and Plan and are not entitled to vote on this Combined Disclosure Statement and Plan. 3. Class 3: – Allowed Other Priority Claims Treatment: Except to the extent that a Holder of an Other Priority Claim agrees to less favorable treatment, in exchange for full and final satisfaction, settlement, release, and discharge of such Claim, each Holder of such Other Priority Claim shall receive the following at the option of the Debtor: (a) Payment of an Allowed Other Priority Claim in full in Cash; (b) Reinstatement of such Other Priority Claim; or (c) Such other treatment rendering such Other Priority Claim Unimpaired. Impairment and Voting: Class 3 is Unimpaired, and all Holders of Class 3 Claims are conclusively deemed to have accepted this Combined Disclosure Statement and Plan and are not entitled to vote on this Combined Disclosure Statement and Plan. 4. Class 4: – Allowed General Unsecured Claims, including Intercompany Claims and Deficiency Claims Treatment: Except to the extent that a Holder of an Allowed General Unsecured Claim agrees to less favorable treatment, each Holder of an Allowed General Unsecured Claim shall, in exchange for full and final satisfaction, settlement, release, and discharge of such Claim, receive at the sole option of the Debtor either: (a) Payment in Cash in the full amount of an Allowed General Unsecured Claim plus interest on such Allowed General Unsecured Claim from the Petition Date to the date of payment at the Federal Judgment Rate, which payment shall occur on the later of (i) as soon as reasonably practicable after the Effective Date, but in no event later than five (5) business days after the Effective Date (or if a General Unsecured Claim is Allowed after the Effective Date, on the date such General Unsecured Claim is Allowed or as soon thereafter as is reasonably practicable, but in no event later than five (5) business days after such General Unsecured Claim is Allowed) or, (ii) if not then due, when such Allowed General Unsecured Claim is due in accordance with the terms and conditions of the particular transaction giving rise to such Allowed General Unsecured Claim; or (b) Such other treatment as would render such General Unsecured Claim otherwise Unimpaired pursuant to section 1124 of the Bankruptcy Code. Impairment and Voting: Class 4 is Unimpaired, and all Holders of Class 4 Claims are conclusively deemed to have accepted this Combined Disclosure Statement and Plan and are not entitled to vote on this Combined Disclosure Statement and Plan. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 35 of 126

35 US_300412569v6 5. Class 5 - Interests Treatment: All Holders of Interests shall retain the Interests. Impairment and Voting: Class 5 is Unimpaired, and all Holders of Class 5 Interest are conclusively deemed to accept this Combined Disclosure Statement and Plan and are not entitled to vote on this Combined Disclosure Statement and Plan. VII. CONFIRMATION PROCEDURES A. Confirmation Procedures 1. Confirmation Hearing The Confirmation Hearing before the Bankruptcy Court has been scheduled for February 7, 2024 at 11:30 a.m. (Prevailing Eastern Time) at the United States Bankruptcy Court, 824 North Market Street, 6th Floor, Wilmington, DE 19801 to consider (a) approval of this Combined Disclosure Statement and Plan as providing adequate information pursuant to Bankruptcy Code section 1125, and (b) Confirmation of this Combined Disclosure Statement and Plan pursuant to Bankruptcy Code section 1129. The Confirmation Hearing may be adjourned from time to time by the Bankruptcy Court without further notice, except for an announcement of the adjourned date made at the Confirmation Hearing. 2. Procedure for Objections Any objection to Confirmation of this Combined Disclosure Statement and Plan must be made in writing and specify in detail the name and address of the objector, all grounds for the objection and the amount of the Claim held by the objector. Any such objection must be Filed by January 31, 2024 with the Bankruptcy Court and served on counsel for the Debtor, the Committee, the U.S. Trustee, and all parties who have Filed a request for notice in this Chapter 11 Case, as set forth in the Confirmation Hearing Notice. Objections to Confirmation based solely on information contained in the Plan Supplement must be Filed by February 19, 2024 and served in accordance with the preceding sentence. Unless an objection is timely Filed and served, it may not be considered by the Bankruptcy Court. 3. Requirements for Confirmation The Bankruptcy Court will confirm this Combined Disclosure Statement and Plan only if the requirements of Bankruptcy Code section 1129 are met. As set forth in this Combined Disclosure Statement and Plan, the Debtor believes that this Combined Disclosure Statement and Plan: (a) meets the feasibility requirements; (b) is in the best interests of creditors; (c) has been proposed in good faith; and (d) meets all other technical requirements imposed by the Bankruptcy Code. B. No Solicitation Required Holders of Claims and Interests in all Classes are Unimpaired. Under Bankruptcy Code section 1126(f), Holders of such Claims and Interests are conclusively presumed to have accepted Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 36 of 126

36 US_300412569v6 this Combined Disclosure Statement and Plan, and the votes of the Holders of such Claims and Interests shall not be solicited. VIII. IMPLEMENTATION AND EXECUTION OF THIS COMBINED DISCLOSURE STATEMENT AND PLAN A. Funding Distributions under this Combined Disclosure Statement and Plan will be funded from the Debtor’s Cash on hand, including funds from the Exit Facility, as of the Effective Date. B. Class 4 Reserve Notwithstanding anything herein to the contrary, on the Effective Date, the Debtor shall establish and maintain a separate reserve account funded from Cash on hand and the Exit Facility in an amount of $20,292,162 (the “Class 4 Reserve”), which, for the avoidance of doubt, shall include interest on such Claims at Federal Judgment Rate from the Petition Date through the Effective Date. In addition, Debtor shall supplement the Class 4 Reserve on the first Business Day of each quarter following the Effective Date with additional accrued interest on the outstanding balance of the Class 4 Reserve. Separately, the Debtor may supplement the Class 4 Reserve from time-to-time as need to satisfy the Debtor’s obligations under this Combined Disclosure Statement and Plan. Payments made to Allowed General Unsecured Claims shall be funded by the Class 4 Reserve; provided, however, that the foregoing shall not be construed as a cap or limitation on the source of funds payable to Holders of Allowed General Unsecured Claims. For the avoidance of doubt, the funds in the Class 4 Reserve shall be used solely to fund payments on account of Allowed General Unsecured Claims. Upon full satisfaction of Allowed General Unsecured Claims, the Class 4 Reserve may be closed, and the remaining funds paid to the Reorganized Debtor. The Reorganized Debtor will prepare and File quarterly reports regarding the status of the Class 4 Claim reconciliation process, including information regarding Distributions from the Class 4 Reserve. C. Effective Date The Effective Date shall not occur until the conditions for the Effective Date are satisfied or otherwise waived in accordance with the terms of this Combined Disclosure Statement and Plan. Upon occurrence of the Effective Date, the Debtor shall File the notice of Effective Date. D. General Settlement of Claims and Interests Pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, the Plan is and shall be deemed a good-faith compromise and settlement of all Claims, Interests, and controversies belonging to or against the Debtor that are being settled under the Plan. The entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval of the compromise or settlement of all such claims, interests, and controversies belonging to or against the Debtor, as well as a finding by the Bankruptcy Court that such compromise or settlement is in the best interests of the Debtor, and its Estate, and is fair, equitable, and reasonable. The compromises, settlements, and releases described herein shall be deemed non-severable from each other and from Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 37 of 126

37 US_300412569v6 all other terms of the Plan. In accordance with the provisions of the Plan, pursuant to Bankruptcy Rule 9019, without any further notice to or action, order, or approval of the Bankruptcy Court, after the Effective Date, the Reorganized Debtor may compromise and settle Claims against, and Interests in, the Debtor and its Estate and the Causes of Action. E. Restructuring Transactions On or before the Effective Date, the Debtor or the Reorganized Debtor shall enter into and shall take any actions as may be necessary or appropriate to effect the Restructuring Transactions. The actions to implement the Restructuring Transactions may include: (1) the execution and delivery of appropriate agreements or other documents of merger, amalgamation, consolidation, restructuring, conversion, disposition, transfer, arrangement, continuance, dissolution, sale, purchase, or liquidation containing terms that are consistent with the terms of this Combined Disclosure Statement and Plan and that satisfy the applicable requirements of applicable law and any other terms to which the applicable Entities may agree; (2) the execution and delivery of appropriate instruments of transfer, assignment, assumption, or delegation of any asset, property, right, liability, debt, or obligation on terms consistent with the terms of this Combined Disclosure Statement and Plan and having other terms for which the applicable parties agree; (3) the filing of appropriate certificates or articles of incorporation, formation, reincorporation, merger, consolidation, conversion, amalgamation, arrangement, continuance, or dissolution pursuant to applicable state or provincial law; and (4) all other actions that the applicable Entities determine to be necessary, including making filings or recordings that may be required by applicable law in connection with this Combined Disclosure Statement and Plan. The Confirmation Order shall, and shall be deemed to, pursuant to Bankruptcy Code sections 363 and 1123, authorize, among other things, all action as any be necessary or appropriate to effect any transaction described in, contemplated by, or necessary to effectuate this Combined Disclosure Statement and Plan. F. Section 1145 Exemption In accordance with Bankruptcy Code section 1145, the retention under this Combined Disclosure Statement and Plan of the Interests is exempt from all federal, state, or local law requiring registration for offer or sale of a security or registration or licensing of an issuer of, underwriter of, or broker dealer in such securities and is not deemed to be a public offer of such securities. G. Reorganized Debtor The Reorganized Debtor shall be authorized to adopt any agreements, documents, and instruments and to take any other actions contemplated under this Combined Disclosure Statement and Plan as necessary to consummate this Combined Disclosure Statement and Plan. Cash payments to be made pursuant to this Combined Disclosure Statement and Plan will be made by the Debtor or Reorganized Debtor, as applicable. The Debtor or Reorganized Debtor, as applicable, and their affiliates, including Property Manager, Hartman SPE Management, LLC, Silver Star Borrower, Silver Star Mezzanine Borrower, Portfolio Borrower and Portfolio Mezzanine Borrower, will be entitled to transfer funds between and among themselves as they determine to be necessary or appropriate to enable the Debtor or Reorganized Debtor, as applicable, to satisfy its obligations under this Combined Disclosure Statement and Plan. Except as set forth herein, any Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 38 of 126

38 US_300412569v6 changes in intercompany account balances resulting from such transfers will be accounted for and settled in accordance with the Debtor’s historical intercompany account settlement practices and will not violate the terms of this Combined Disclosure Statement and Plan. From and after the Effective Date, the Reorganized Debtor, subject to any applicable limitations set forth in any post-Effective Date agreement, shall have the right and authority without further order of the Bankruptcy Court to raise additional capital and obtain additional financing, subject to the New Organizational Documents, if applicable, and the Exit Facility Documents, as the Reorganized Debtor deems appropriate. H. Post-Confirmation Management The day-to-day operations of the Reorganized Debtor will continue to be managed by SPE Manager. I. Corporate Action; Effectuating Documents Upon the Effective Date, all actions contemplated under this Combined Disclosure Statement and Plan shall be deemed authorized and approved in all respects, including: (1) implementation of the Restructuring Transactions; (2) entry into the Exit Facility Documents; (3) all other actions contemplated under this Combined Disclosure Statement and Plan (whether to occur before, on, or after the Effective Date); (4) adoption of the New Organizational Documents, if applicable; (5) assumption, assumption and assignment, or rejection of Executory Contracts and Unexpired Leases; and (6) all other acts or actions contemplated or reasonably necessary or appropriate to promptly consummate the Restructuring Transactions contemplated by this Combined Disclosure Statement and Plan (whether to occur before, on, or after the Effective Date). All matters provided for in this Combined Disclosure Statement and Plan involving the corporate structure of the Debtor or the Reorganized Debtor, and any corporate, partnership, limited liability company, or other governance action required by the Debtor or the Reorganized Debtor, as applicable, in connection with this Combined Disclosure Statement and Plan shall be deemed to have occurred and shall be in effect, without any requirement of further action by the Interest Holders, members, directors, or officers of the Debtor or the Reorganized Debtor, as applicable. On or (as applicable) prior to the Effective Date, the appropriate officers of the Debtor or the Reorganized Debtor, as applicable, shall be authorized and (as applicable) directed to issue, execute, and deliver the agreements, documents, and instruments contemplated under this Combined Disclosure Statement and Plan (or necessary or desirable to effect the transactions contemplated under this Combined Disclosure Statement and Plan) in the name of and on behalf of the Reorganized Debtor, including the New Organizational Documents, if applicable, the Exit Facility Documents, and any and all other agreements, documents, and instruments relating to the foregoing. The authorizations and approvals contemplated by this Article VIII.I shall be effective notwithstanding any requirements under non-bankruptcy law. J. New Organizational Documents On or immediately prior to the Effective Date, the New Organizational Documents, if any, shall be automatically adopted by the Reorganized Debtor. To the extent required under this Combined Disclosure Statement and Plan or applicable non-bankruptcy law, the Reorganized Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 39 of 126

39 US_300412569v6 Debtor will file its New Organizational Documents with the applicable Secretaries of State and/or other applicable authorities in state or country of organization if and to the extent required in accordance with the applicable laws of the respective state or country of organization. The New Organizational Documents will prohibit the issuance of non-voting equity securities, to the extent required under Bankruptcy Code section 1123(a)(6). After the Effective Date, the Reorganized Debtor may amend and restate its New Organizational Documents in accordance with the terms thereof, and the Reorganized Debtor may file such amended certificates or articles of incorporation, bylaws, or such other applicable formation documents, and other constituent documents as permitted by the laws of the respective states, provinces, or countries of incorporation and the New Organizational Documents. K. Indemnification Obligations All indemnification provisions currently in place (whether in the by-laws, certificates of incorporation or formation, limited liability company agreements, other organizational documents, board resolutions, indemnification agreements, employment contracts, or otherwise) as of the Petition Date for the current and former directors, officers, managers, employees, attorneys, accountants, investment bankers, and other professionals of the Debtor, as applicable, shall, to the fullest extent permitted by applicable law, be reinstated and remain intact, irrevocable, and shall survive the Effective Date on terms no less favorable to such current and former directors, officers, managers, employees, attorneys, accountants, investment bankers, and other professionals of the Debtor than the indemnification provisions in place prior to the Effective Date. L. Directors and Officers of the Reorganized Debtor and Silver Star Borrower As of the Effective Date, the Debtor will continue to be manager-managed by SPE Manager. SPE Manager’s officers will be: Gerald Haddock, Co-Chief Executive Officer, David Wheeler, President and Co-Chief Executive Officer; Louis T. Fox, III, Treasurer; and Adrienne Collins, General Counsel and Secretary. As of the Effective Date, Silver Star Borrower will be manager-managed by SPE Manager. SPE Manager’s officers will be: Gerald Haddock, Co-Chief Executive Officer, David Wheeler, President and Co-Chief Executive Officer; Louis T. Fox, III, Treasurer; and Adrienne Collins, General Counsel and Secretary. M. Effectuating Documents; Further Transactions On and after the Effective Date, the Reorganized Debtor, and its officers, directors, members, or managers (as applicable), are authorized to and may issue, execute, deliver, file, or record such contracts, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of this Combined Disclosure Statement and Plan in the name of and on behalf of the Reorganized Debtor, without the need for any approvals, authorization, or consents except for those expressly required pursuant to this Combined Disclosure Statement and Plan. On and after the Effective Date, at the request of the Debtor, Reorganized Debtor or Exit Lender, the Holder of the Prepetition Lender Secured Claim or any Holder of an Other Secured Claim shall properly execute, and notarize where necessary, such documents as the Debtor, Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 40 of 126

40 US_300412569v6 Reorganized Debtor or Exit Lender deems reasonably necessary to release such Holder’s liens and security interests against any of the Properties. N. Sources of Consideration for Distributions The Debtor and the Reorganized Debtor, as applicable, shall fund Distributions under this Combined Disclosure Statement and Plan with: (1) Cash on hand, including Cash from operations; and (2) the proceeds from the Exit Facility. O. Exit Facility The Exit Facility Documents will be filed with the Plan Supplement and will only be binding upon the parties in accordance with their express terms.9 Nothing in this Combined Disclosure Statement and Plan, including the Exit Facility Term Sheet, should be construed as a commitment by Exit Lender or any of its affiliates to provide a loan or other financial accommodation to the Debtor or any of its affiliates. The terms and conditions of the Exit Facility Documents, including those set forth in the Exit Facility Term Sheet, are subject to modification or adjustment by Exit Lenders at any time, up to and including closing. Notwithstanding the foregoing, the Exit Lender has spent considerable resources in furtherance of the Exit Facility, including spending approximately ninety (90) days prior to the Petition Date completing its due diligence on the collateral properties proposed to secure the Exit Facility, processing the financial underwriting underlying the Exit Facility, and negotiating the Exit Facility Documents, and Exit Lender’s investment committee has preliminarily approved the Exit Facility. On the Effective Date, the Debtor’s remaining Properties shall be transferred to Silver Star Borrower free and clear of all Liens, Claims, encumbrances, and other interests, and Exit Lender shall make two loans under the Exit Facility Documents: (a) an approximate $105 million loan to Silver Star Borrower and Portfolio Borrower, as co-borrowers; and (b) an approximate $15 million loan also to Silver Star Borrower and Portfolio Borrower, as co-borrowers. These amounts are subject to adjustment to the extent that the Exit Facility closes after the sales of underwritten Properties have closed. The Exit Facility loan to Silver Star Borrower and Portfolio Borrower, as co-borrowers, shall be secured by perfected liens on the parcels of non-residential assets to be held by Silver Star Borrower and the three properties that will be held by the Portfolio Borrower and shall be senior to all other Claims and Interests. The priority of the loans comprising the Exit Facility shall be governed by an intercreditor agreement to which the Reorganized Debtor, Silver Star Borrower and Portfolio Borrower will not be a party. The mortgage loans will be cross- collateralized amongst themselves. On the Effective Date, and upon closing of the Exit Facility, Exit Lender shall distribute or cause to be distributed sufficient funds directly to the Class 4 Reserve, which will be used solely to pay Allowed General Unsecured Claims pursuant to the terms of the Combined Disclosure Statement and Plan. The funding of the Class 4 Reserve shall be specifically set forth in the final 9 The description of the Exit Facility and the Exit Facility Documents contained in this Combined Disclosure Statement and Plan is summary in nature and qualified in full by the terms of the Exit Facility Documents. In the event of any inconsistency between the terms of the Exit Facility Documents and this Combined Disclosure Statement and Plan, the terms of the Exit Facility Documents shall govern. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 41 of 126

41 US_300412569v6 settlement sheet upon closing of the Exit Facility. Any such funds remaining after all Allowed General Unsecured Claims have been satisfied in full shall be paid to the Reorganized Debtor. To the extent applicable, Confirmation of this Combined Disclosure Statement and Plan shall be deemed (i) approval of the Exit Facility (including the transactions and related agreements contemplated thereby, and all actions to be taken, undertakings to be made, and obligations to be incurred and fees and expenses to be paid by the Debtor or the Reorganized Debtor, as applicable, in connection therewith), to the extent not approved by the Bankruptcy Court previously, and (ii) authorization for the Debtor or the Reorganized Debtor, as applicable, to, without further notice to or order of the Bankruptcy Court, (a) execute and deliver those documents and agreements necessary or appropriate to pursue or obtain the Exit Facility, including the Exit Facility Documents, and incur and pay any fees and expenses in connection therewith, and (b) act or take action under applicable law, regulation, order, or rule or vote, consent, authorization, or approval of any Person, subject to such modifications as the Debtor or the Reorganized Debtor, as applicable, may deem to be necessary to consummate the Exit Facility. As of the Effective Date, the Liens securing the Exit Facility shall constitute valid, binding, enforceable, and automatically perfected Liens in the collateral specified in the Exit Facility Documents. To the extent provided in the Exit Facility Documents, the Exit Lender or holder(s) of Liens under the Exit Facility Documents are authorized to file with the appropriate authorities mortgages, financing statements and other documents, and to take any other action in order to evidence, validate, and perfect such Liens or security interests. The guarantees, mortgages, pledges, Liens, and other security interests retained and/or granted to secure the obligations arising under the Exit Facility Documents have been retained and/or granted in good faith, for legitimate business purposes, and for reasonably equivalent value as an inducement to the lenders thereunder to extend credit thereunder and shall not constitute a fraudulent conveyance or fraudulent transfer and shall not otherwise be subject to avoidance, recharacterization, or subordination for any purposes whatsoever and shall not constitute preferential transfers or fraudulent conveyances under the Bankruptcy Code or any applicable non-bankruptcy law, and the priorities of such Liens and security interests shall be as set forth in the Exit Facility Documents. The Reorganized Debtor, Silver Star Borrower, and/or the persons and entities granting such Liens and security interests shall be authorized to make all filings and recordings, and to obtain all governmental approvals and consents necessary to establish and perfect such Liens and security interests under the provisions of the applicable state, federal, or other law that would be applicable in the absence of this Combined Disclosure Statement and Plan and the Confirmation Order (it being understood that perfection shall occur automatically by virtue of the entry of the Confirmation Order and any such filings, recordings, approvals, and consents shall not be required), and will thereafter cooperate to make all other filings and recordings that otherwise would be necessary under applicable law to give notice of such Liens and security interests to third parties. P. Corporate Existence Except as otherwise provided in this Combined Disclosure Statement and Plan or any agreement, instrument, or other document incorporated in this Combined Disclosure Statement and Plan or the Plan Supplement, the Debtor shall continue to exist after the Effective Date as a limited liability company with all the powers of a limited liability company pursuant to the laws of the State of Delaware and pursuant to its certificate of incorporation and bylaws (or other Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 42 of 126

42 US_300412569v6 formation documents) in effect prior to the Effective Date, except to the extent such certificate of incorporation and bylaws (or other formation documents) are amended under this Combined Disclosure Statement and Plan or otherwise. To the extent such documents are amended, such documents are deemed to be amended pursuant to this Combined Disclosure Statement and Plan and require no further action or approval (other than any requisite filings required under applicable state, provincial, or federal law). After the Effective Date, the Reorganized Debtor’s certificate of incorporation and bylaws (or other formation documents) may be amended or modified on the terms therein without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules. Q. Vesting of Assets in the Reorganized Debtor Except as otherwise provided in the Confirmation Order, this Combined Disclosure Statement and Plan, the Exit Facility Documents, or any agreement, instrument, or other document incorporated in, or entered into in connection with or pursuant to, this Combined Disclosure Statement and Plan or Plan Supplement, on the Effective Date, all property of the Estate, all Causes of Action, and any property acquired by the Debtor pursuant to this Combined Disclosure Statement and Plan shall vest in the Reorganized Debtor, free and clear of all Liens, Claims, encumbrances, and other interests. On and after the Effective Date, except as otherwise provided in this Combined Disclosure Statement and Plan, the Reorganized Debtor may operate its business and may use, acquire, or dispose of property and compromise or settle any Claims, Interests, or Causes of Action without supervision or approval by the Bankruptcy Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules. R. Section 1146 Exemption. To the fullest extent permitted by Bankruptcy Code section 1146(a), any transfers (whether from a Debtor to a Reorganized Debtor or to any other Person) of property under this Combined Disclosure Statement and Plan or pursuant to: (1) the issuance, distribution, transfer, or exchange of any debt, equity security, or other interest in the Debtor or the Reorganized Debtor; (2) the Restructuring Transactions; (3) the creation, modification, consolidation, termination, refinancing, and/or recording of any mortgage, deed of trust, or other security interest, or the securing of additional indebtedness by such or other means; (4) the making, assignment, or recording of any lease or sublease; (5) the grant of collateral as security for the Reorganized Debtor’s obligations under and in connection with the Exit Facility; or (6) the making, delivery, or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with, this Combined Disclosure Statement and Plan, including any deeds, bills of sale, assignments, or other instrument of transfer executed in connection with any transaction arising out of, contemplated by, or in any way related to this Combined Disclosure Statement and Plan, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, personal property transfer tax, sales or use tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, regulatory filing or recording fee, or other similar tax or governmental assessment, and upon entry of the Confirmation Order, the appropriate state or local governmental officials or agents shall forego the collection of any such tax or governmental assessment and accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax, recordation fee, or governmental assessment. All filing or recording officers (or any other Person with authority over any of the foregoing), wherever Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 43 of 126

43 US_300412569v6 located and by whomever appointed, shall comply with the requirements of Bankruptcy Code section 1146(a), shall forego the collection of any such tax or governmental assessment, and shall accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment. IX. EXECUTORY CONTRACTS AND UNEXPIRED LEASES A. Executory Contracts and Unexpired Leases On the Effective Date, all Executory Contracts or Unexpired Leases not otherwise rejected will be deemed assumed by the Debtor and, with the exception of the Management Agreement, assigned to Silver Star Borrower in accordance with the provisions and requirements of sections 365 and 1123 of the Bankruptcy Code, other than those that are: (1) identified on the Rejected Executory Contracts and Unexpired Leases Schedule to be filed with the Plan Supplement; (2) previously expired or terminated pursuant to their own terms; (3) have been previously assumed and assigned by the Debtor pursuant to a Final Order; (4) are the subject of a motion to reject that is pending on the Effective Date; or (5) have an ordered or requested effective date of rejection that is after the Effective Date. Entry of the Confirmation Order shall constitute an order of the Bankruptcy Court approving the assumptions, assumptions and assignments, or rejections of the Executory Contracts or Unexpired Leases as set forth in this Combined Disclosure Statement and Plan or the Rejected Executory Contracts and Unexpired Leases Schedule, pursuant to sections 365(a) and 1123 of the Bankruptcy Code. Except as otherwise specifically set forth herein, assumptions and assignments or rejections of Executory Contracts and Unexpired Leases pursuant to this Combined Disclosure Statement and Plan are effective as of the Effective Date. Each Executory Contract or Unexpired Lease assumed and assigned pursuant to this Combined Disclosure Statement and Plan or by Bankruptcy Court order shall vest in and be fully enforceable by the assignee in accordance with its terms, except as such terms may have been modified by the provisions of this Combined Disclosure Statement and Plan or any order of the Bankruptcy Court authorizing and providing for its assumption. Any motions to assume Executory Contracts or Unexpired Leases pending on the Effective Date shall be subject to approval by a Final Order on or after the Effective Date but may be withdrawn, settled, or otherwise prosecuted by the Reorganized Debtor. To the maximum extent permitted by law, to the extent any provision in any Executory Contract or Unexpired Lease assumed or assumed and assigned pursuant to this Combined Disclosure Statement and Plan restricts or prevents, or purports to restrict or prevent, or is breached or deemed breached by, the assumption or assumption and assignment of such Executory Contract or Unexpired Lease (including any “change of control” provision), then such provision shall be deemed modified such that the transactions contemplated by this Combined Disclosure Statement and Plan shall not entitle the non-Debtor party thereto to terminate such Executory Contract or Unexpired Lease or to exercise any other default-related rights with respect thereto. Notwithstanding anything to the contrary in this Combined Disclosure Statement and Plan, the Debtor or Reorganized Debtor reserves the right to alter, amend, modify, or supplement the Rejected Executory Contracts and Unexpired Leases Schedule at any time up to and including the later of (i) Confirmation or (ii) ten (10) days after entry of a Final Order resolving any dispute regarding the assumption or rejection of an Executory Contract or Unexpired Lease. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 44 of 126

44 US_300412569v6 B. Rejection Claims In the event that the rejection of an Executory Contract or Unexpired Lease by the Debtor pursuant to this Combined Disclosure Statement and Plan results in a Rejection Claim in favor of a counterparty to such Executory Contract or Unexpired Lease, such Rejection Claim, if not heretofore evidenced by a timely and properly Filed Proof of Claim, shall be forever barred and shall not be enforceable against the Debtor, the Reorganized Debtor, or their respective properties or interests in properties, unless a Proof of Claim is Filed with the Bankruptcy Court on or before the later of date that is (i) 30 days after the Effective Date or (ii) 30 days after entry of a Final Order (other than the Confirmation Order) authorizing the rejection of such Executory Contract or Unexpired Lease. All Allowed Rejection Claims shall be treated as General Unsecured Claims pursuant to the terms of this Combined Disclosure Statement and Plan. To the extent that any of the Debtor’s insurance policies are considered Executory Contracts, then notwithstanding anything contained in this Combined Disclosure Statement and Plan to the contrary, such insurance policies, shall be deemed assumed. Unless otherwise determined by the Bankruptcy Court, pursuant to a Final Order, no payments are required to cure any defaults of the Debtor existing as of the Confirmation Date with respect to each such policy. For the avoidance of any doubt, all rights of the Debtor under any insurance policy that is not an Executory Contract and was not transferred pursuant to any order of the Bankruptcy Court, and all rights of the Debtor under any other insurance policies under which the Debtor may be a beneficiary, shall be preserved and shall remain in full force and effect after the Effective Date for the term thereof; and nothing herein shall alter or adversely affect the rights of any non-Debtor beneficiaries of or covered Persons or Entities under such insurance policies. C. Cure of Defaults for Assumed Executory Contracts and Unexpired Leases. The Assumption Schedule attached hereto as Exhibit A includes a list of all Executory Contracts and Unexpired Leases proposed to be assumed by the Debtor and assigned to Silver Star Borrower on the Effective Date, the identities of the counterparties to such contracts and leases, and the proposed Cure amount. Unless otherwise agreed in writing by the parties to the applicable Executory Contract or Unexpired Lease, any objection by a counterparty to an Executory Contract or Unexpired Lease to (i) the proposed assumption and assignment of such Executory Contract or Unexpired Lease; (ii) adequate assurance of future performance, or (iii) the proposed Cure amount must be Filed, served, and actually received by the counsel to the Debtor on or before the date set forth in Article II of this Combined Disclosure Statement and Plan. Any counterparty to an Executory Contract or Unexpired Lease that fails to object timely to the proposed assumption and assignment, adequate assurance of future performance, or Cure will be deemed to have consented to the Debtor’s assumption and assignment. Any request for a Cure amount that differs from the amounts listed on Exhibit A that is not timely filed shall be disallowed and forever barred, estopped, and enjoined from assertion, and shall not be enforceable against the Debtor, the Reorganized Debtor, Silver Star Borrower or their respective properties or interests in property without the need for any objection by the Reorganized Debtor or any other party in interest or any further notice to or action, order, or approval of the Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 45 of 126

45 US_300412569v6 Bankruptcy Court. Any Cure shall be deemed fully satisfied, released, and discharged upon payment by the Debtor or the Reorganized Debtor of the Cure; provided that, nothing herein shall prevent the Reorganized Debtor from paying any Cure despite the failure of the relevant counterparty to file such request for payment of such Cure amount. The Reorganized Debtor also may settle any Cure without any further notice to or action, order, or approval of the Bankruptcy Court. The Debtor or the Reorganized Debtor, as applicable, shall pay the Cure amounts, if any, on the Effective Date or as soon as reasonably practicable thereafter, or on such other terms as the parties to such Executory Contracts or Unexpired Leases may agree. If there is any dispute regarding any Cure, the ability of the Reorganized Debtor or any assignee to provide “adequate assurance of future performance” within the meaning of section 365 of the Bankruptcy Code, or any other matter pertaining to assumption, then payment of the applicable Cure amount shall occur as soon as reasonably practicable after entry of a Final Order resolving such dispute, approving such assumption and assignment, or as may be agreed upon by the Debtor or the Reorganized Debtor, as applicable, and the counterparty to the Executory Contract or Unexpired Lease. The Debtor or Reorganized Debtor reserves the right to amend the Assumption Schedule at any time up to and including the later of (i) Confirmation or (ii) ten (10) days after entry of a Final Order resolving any objection lodged by the counterparty to an Executory Contract or Lease regarding the proposed assumption and assignment, adequate protection, and/or Cure. Assumption of any Executory Contract or Unexpired Lease pursuant to this Combined Disclosure Statement and Plan or otherwise shall result in the full release and satisfaction of any Cures, Claims, or defaults, whether monetary or nonmonetary, including defaults of provisions restricting the change in control or ownership interest composition or any bankruptcy-related defaults, arising at any time prior to the effective date of assumption. Any and all Proofs of Claim based upon Executory Contracts or Unexpired Leases that have been assumed in the Chapter 11 Case, including pursuant to the Confirmation Order, shall be deemed disallowed and expunged as of the later of (1) the date of entry of an order of the Bankruptcy Court (including the Confirmation Order) approving such assumption, (2) the effective date of such assumption, or (3) the Effective Date without the need for further action. D. Preexisting Obligations to the Debtor Under Executory Contracts and Unexpired Leases. Rejection of any Executory Contract or Unexpired Lease pursuant to this Combined Disclosure Statement and Plan or otherwise shall not constitute a termination of preexisting obligations owed to the Debtor or the Reorganized Debtor, as applicable, under such Executory Contracts or Unexpired Leases. In particular, notwithstanding any non-bankruptcy law to the contrary, the Reorganized Debtor expressly reserves and does not waive any right to receive, or any continuing obligation of a counterparty to provide, warranties or continued maintenance obligations with respect to goods previously purchased by the Debtor pursuant to rejected Executory Contracts or Unexpired Leases. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 46 of 126

46 US_300412569v6 E. Nonoccurrence of Effective Date. In the event that the Effective Date does not occur, the Bankruptcy Court shall retain jurisdiction with respect to any request to extend the deadline for assuming or rejecting Unexpired Leases pursuant to section 365(d)(4) of the Bankruptcy Code. F. Contracts and Leases Entered Into After the Petition Date. Contracts and leases entered into after the Petition Date by the Debtor, including any Executory Contracts and Unexpired Leases assumed by such Debtor, will be performed by the Debtor or the Reorganized Debtor in the ordinary course of its business. Accordingly, such contracts and leases (including any assumed Executory Contracts and Unexpired Leases) will survive and remain unaffected by entry of the Confirmation Order. X. PROVISIONS GOVERNING DISTRIBUTIONS A. Provisions Governing Distributions Under this Combined Disclosure Statement and Plan 1. Distribution Record Date As of the close of business on the Distribution Record Date, the various transfer registers for each of the Classes of Claims or Interests as maintained by the Debtor, or its agents, shall be deemed closed, and there shall be no further changes in the record Holders of any of the Claims or Interests. The Debtor shall have no obligation to recognize any ownership transfer of the Claims or Interests occurring on or after the Distribution Record Date. The Debtor or any party responsible for making Distributions shall be entitled to recognize and deal for all purposes under this Combined Disclosure Statement and Plan only with those record Holders stated on the transfer ledgers as of the close of business on the Distribution Record Date, to the extent applicable. 2. Method of Payment Except as otherwise provided herein, any Distributions and deliveries to be made hereunder with respect to Claims that are Allowed as of the Effective Date shall be made on the Effective Date or as soon thereafter as is reasonably practicable. Except as otherwise provided herein, any Distributions and deliveries to be made hereunder with respect to Claims that are Allowed after the Effective Date shall be made as soon as is reasonably practicable after the date on which such Claim becomes Allowed. In the event that any payment or act under this Combined Disclosure Statement and Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on, or as soon as reasonably practicable after, the next succeeding Business Day, but shall be deemed to have been completed as of the required date. All Distributions hereunder shall be made by the Reorganized Debtor, or its named successor or assign, as Disbursing Agent, on or after the Effective Date or as otherwise provided herein. A Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court, and, in the event Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 47 of 126

47 US_300412569v6 that a Disbursing Agent is so ordered, all costs and expenses of procuring any such bond or surety shall be borne by the Disbursing Agent. Unless otherwise expressly agreed in writing, all Cash payments to be made pursuant to this Combined Disclosure Statement and Plan shall be made by check drawn on a domestic bank or an electronic wire. 3. Surrender of Instruments Pursuant to Bankruptcy Code section 1143, as a condition precedent to receiving any Distribution under this Combined Disclosure Statement and Plan, each Holder of a certificated instrument or note must surrender such instrument or note held by it to the Disbursing Agent or its designee. Any Holder of such instrument or note that fails to (a) surrender the instrument or note or (b) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the Disbursing Agent and furnish a bond in form, substance, and amount reasonably satisfactory to the Disbursing Agent before the third anniversary of the Effective Date shall be deemed to have forfeited all rights and Claims and may not participate in any Distribution hereunder. 4. Delivery of Distributions Except as otherwise provided herein, Distributions to Holders of Allowed Claims shall be made: (a) at the addresses set forth on the respective Proofs of Claim Filed by such Holders; (b) at the addresses set forth in any written notice of address changes delivered to the Debtor or Reorganized Debtor after the date of any related Proof of Claim; or (c) at the address reflected in the Schedules if no Proof of Claim is Filed and the Debtor or Reorganized Debtor has not received a written notice of a change of address. Subject to applicable Bankruptcy Rules, all Distributions to Holders of Allowed Claims shall be made by the Disbursing Agent who shall transmit such Distributions to the applicable Holders of Allowed Claims or their designees. If any Distribution to a Holder of an Allowed Claim is returned as undeliverable, the Disbursing Agent shall conduct a reasonable search for a valid address for such Distribution returned as undeliverable; provided that such Distributions shall be deemed unclaimed property under Bankruptcy Code section 347(b) at the expiration of ninety (90) days from the final Distribution. After such date, all unclaimed property or interest in property shall revert to the Reorganized Debtor, and the Claim of any other Holder to such property or interest in property shall be discharged and forever barred. Distributions made to Holders of Allowed Claims that were previously undeliverable shall be made to such Holder without interest that accrues after the initial Distribution attempt. 5. Objection to and Resolution of Claims Except as expressly provided herein, or in any order entered in the Chapter 11 Case prior to the Effective Date, including the Confirmation Order, no Claim or Interest shall be deemed Allowed unless and until such Claim or Interest is deemed Allowed under this Combined Disclosure Statement and Plan (including expiration of the deadline to object to Claims set forth herein) or the Bankruptcy Code or the Bankruptcy Court has entered a Final Order, including the Confirmation Order, in the Chapter 11 Case allowing such Claim or Interest. On or after the Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 48 of 126

48 US_300412569v6 Effective Date, the Reorganized Debtor shall be vested with any and all rights and defenses the Debtor had with respect to any Claim or Interest immediately prior to the Effective Date. On and after the Effective Date, the Reorganized Debtor, with respect to all Claims and Interests, shall have exclusive authority to (a) file, withdraw, or litigate to judgment any objections to Claims, (b) settle or compromise any such objections to Claims without further notice to or action, order, or approval of the Bankruptcy Court, and (c) administer and adjust the Claims Register to reflect such settlements or compromises without further notice to or action, order, or approval of the Bankruptcy Court. Except as otherwise provided herein, from and after the Effective Date, the Reorganized Debtor shall have and retain any and all rights and defenses it had immediately prior to the Effective Date with respect to any Claim or Interest (including any Disputed Claim or Interest), including the Causes of Action retained pursuant to this Combined Disclosure Statement and Plan. Any objections to Claims shall be served and filed on or before the later of (a) one hundred and twenty (120) days after the Effective Date or (b) such later date as may be fixed by the Bankruptcy Court after reasonable notice and opportunity to object. 6. Amendments to Claims. On or after the Effective Date, a Claim may not be Filed or amended without the prior authorization of the Bankruptcy Court or the Reorganized Debtor, and any such new or amended Claim Filed shall be deemed disallowed in full and expunged without any further notice to or action, order, or approval of the Bankruptcy Court to the maximum extent provided by applicable law. 7. Single Satisfaction of Claims. The amount of each Allowed Claim shall be reduced by any payments received during the Chapter 11 Case and in no case shall the aggregate value of all property received or retained under the Plan on account of any Allowed Claim or Allowed Interest exceed 100 percent of the underlying Allowed Claim or Allowed Interest. 8. Preservation of Rights to Settle Claims Except as otherwise expressly provided herein, nothing contained in this Combined Disclosure Statement and Plan, other Plan Documents, or in the Confirmation Order shall be deemed to be a waiver or the relinquishment of any rights or Causes of Action that the Debtor may have or may choose to assert on behalf of the Estate under any provision of the Bankruptcy Code or any applicable non-bankruptcy law or rule, common law, equitable principle, or other source of right or obligation, including, without limitation, (a) any and all Claims against any Person or Entity, to the extent such Person or Entity asserts a crossclaim, counterclaim, and/or Claim for setoff that seeks affirmative relief against the Debtor, its officers, directors, or representatives, and (b) the turnover of property of the Estate. This Section shall not apply to any Claims sold, released, waived, relinquished, exculpated, compromised, or settled under this Combined Disclosure Statement and Plan or pursuant to a Final Order. Except as expressly provided in this Combined Disclosure Statement and Plan, nothing contained in this Combined Disclosure Statement and Plan, the Plan Documents, or in the Confirmation Order shall be deemed to be a waiver or relinquishment of any Claim, Cause of Action, right of setoff, or other legal or equitable defense. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 49 of 126

49 US_300412569v6 No Entity may rely on the absence of a specific reference in this Combined Disclosure Statement and Plan to any Cause of Action against it as any indication that the Debtor or Reorganized Debtor will not pursue any and all available Causes of Action against them. The Debtor and the Reorganized Debtor expressly reserve all rights to prosecute any and all Causes of Action against any Person or Entity, except as otherwise expressly provided in this Combined Disclosure Statement and Plan. 9. Claims Paid or Payable by Third Parties Claims Paid by Third Parties. The Debtor or Reorganized Debtor, as applicable, shall reduce in full a Claim, and such Claim shall be disallowed without a Claim objection having to be Filed and without any further notice to or action, order, or approval of the Bankruptcy Court, to the extent that the Holder of such Claim receives payment in full on account of such Claim from a party that is not the Debtor or Reorganized Debtor. Subject to the last sentence of this paragraph, to the extent the Holder of a Claim receives a Distribution on account of such Claim and receives payment from a party that is not the Debtor or the Reorganized Debtor on account of such Claim, such Holder shall, within fourteen (14) days of receipt thereof, repay or return the Distribution to the Reorganized Debtor, to the extent the Holder’s total recovery on account of such Claim from the third party and under this Combined Disclosure Statement and Plan exceeds the amount of such Claim as of the date of any such Distribution under this Combined Disclosure Statement and Plan. The failure of such Holder to timely repay or return such Distribution shall result in the Holder owing the Reorganized Debtor annualized interest at the Federal Judgment Rate on such amount owed for each Business Day after the fourteen (14) day grace period specified above until the amount is repaid. Claims Payable by Third Parties. No Distributions under this Combined Disclosure Statement and Plan shall be made on account of an Allowed Claim that is payable pursuant to one of the Debtor’s insurance policies until the Holder of such Allowed Claim has exhausted all remedies with respect to such insurance policy. To the extent that the Debtor’s insurers agree to satisfy in full or in part a Claim (if and to the extent adjudicated by a court of competent jurisdiction), then immediately upon such insurer’s agreement, the applicable portion of such Claim may be expunged without a Claims objection having to be Filed and without any further notice to or action, order, or approval of the Bankruptcy Court. Except as otherwise provided in this Combined Disclosure Statement and Plan, Distributions to holders of Allowed Claims shall be in accordance with the provisions of any applicable insurance policy. Nothing contained in this Combined Disclosure Statement and Plan shall constitute or be deemed a waiver of any Cause of Action that the Debtor or any Entity may hold against any other Entity, including insurers under any policies of insurance, nor shall anything contained herein constitute or be deemed a waiver by such insurers of any defenses, including coverage defenses, held by such insurers. 10. Miscellaneous Distribution Provisions Disputed Claims. At such time as a Disputed Claim becomes an Allowed Claim, the Disbursing Agent shall distribute to the Holder of such Claim, such Holder’s Pro Rata Share of the property distributable with respect to the Class in which such Claim belongs. To the extent that Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 50 of 126

50 US_300412569v6 all or a portion of a Disputed Claim is Disallowed, the Holder of such Claim shall not receive any Distribution on account of the portion of such Claim that is Disallowed, and any property withheld pending the resolution of such Claim shall be reallocated Pro Rata to the Holders of Allowed Claims in the same Class or, once Claims are paid in full, revert to the Reorganized Debtor. Distributions after Allowance. To the extent that a Disputed Claim becomes an Allowed Claim after the Effective Date, a Distribution shall be made to the Holder of such Allowed Claim in accordance with the provisions of this Combined Disclosure Statement and Plan. As soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing any Disputed Claim becomes a Final Order, the Disbursing Agent shall provide to the Holder of such Claim the Distribution to which such Holder is entitled hereunder. Setoff. The Debtor or Reorganized Debtor, as applicable, retains the right to reduce any Claim by way of setoff in accordance with the Debtor’s books and records and in accordance with the Bankruptcy Code. Any reduction of any Claim by way of setoff shall be subject to entry of a Final Order approving such setoff or agreement of the applicable parties. Compliance with Tax Requirements. In connection with this Combined Disclosure Statement and Plan, to the extent applicable, the Debtor, Reorganized Debtor, Disbursing Agent, and any applicable withholding agent shall comply with all tax withholding and reporting requirements imposed on them by any Governmental Unit, and all Distributions made pursuant to this Combined Disclosure Statement and Plan shall be subject to such withholding and reporting requirements. Notwithstanding any provision in this Combined Disclosure Statement and Plan to the contrary, such parties shall be authorized to take all actions necessary or appropriate to comply with such withholding and reporting requirements. 11. Disputed Claims Reserve On or after the Effective Date, in addition to the Class 4 Reserve, the Reorganized Debtor may establish any other reserves, in its sole discretion, for Claims that are contingent, unliquidated, or have not yet been Allowed, in an amount or amounts as reasonably determined by the Reorganized Debtor, consistent with the Proof of Claim Filed by the applicable Holder. XI. SETTLEMENT, RELEASE, INJUNCTION, AND RELATED PROVISIONS A. Discharge Except as provided in this Combined Disclosure Statement and Plan or the Confirmation Order, the rights granted under this Combined Disclosure Statement and Plan and the treatment of Claims under this Combined Disclosure Statement and Plan shall be in full and final satisfaction, discharge, and release of all Claims. Except as provided in this Combined Disclosure Statement and Plan or the Confirmation Order, Confirmation of this Combined Disclosure Statement and Plan discharges the Debtor and Reorganized Debtor from all Claims or other debts that arose before the Confirmation Date, and all debts of the kind specified in Bankruptcy Code sections 502(g), 502(h), or 502(i), whether or not: (i) a proof of claim based on such debt is filed or deemed filed under Bankruptcy Code section 501; (ii) a Claim based on such debt is Allowed under Bankruptcy Code section 502; or (iii) the holder of a Claim based on such debt has accepted this Combined Disclosure Statement and Plan. Without limiting the foregoing, the discharge granted Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 51 of 126

51 US_300412569v6 under this Combined Disclosure Statement and Plan is granted to the fullest extent allowed under Bankruptcy Code sections 1141(a), 1141(b), 1141(c), and 1141(d)(1). B. Term of Injunctions or Stays Unless otherwise provided in this Combined Disclosure Statement and Plan or Confirmation Order, all injunctions or stays provided for in the Chapter 11 Case pursuant to sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date (excluding any injunctions or stays contained in this Combined Disclosure Statement and Plan or Confirmation Order), shall remain in full force and effect until the Effective Date. All injunctions or stays contained in this Combined Disclosure Statement and Plan or the Confirmation Order shall remain in full force and effect in accordance with their terms. C. Releases by the Debtor Except as otherwise provided herein, upon the later to occur of the Effective Date or funding of the Class 4 Reserve, for good and valuable consideration, each of (i) the Debtor’s current and former officers, directors, principals, members, managers, professionals, advisors, accountants, attorneys, investment bankers, consultants, employees, agents, and other representatives; and (ii) Property Manager, SPE Manager and their current and former officers, directors, principals, members, managers, professionals, advisors, accountants, attorneys, investment bankers, consultants, employees, agents, and other representatives, in each case solely in their capacity as such but in all cases excluding the Allen Hartman Parties, are deemed released by the Debtor and its Estate from any and all claims, obligations, suits, judgments, damages, demands, debts, rights, causes of action and liabilities whatsoever, including any derivative claims, whether liquidated or unliquidated, fixed or contingent, matured or unmatured, known or unknown, foreseen or unforeseen, arising in law, equity or otherwise that the Debtor or its Estate would have been legally entitled to assert based on or relating to, or in any manner arising from, in whole or in part, the Debtor, such released party’s prepetition or postpetiton relationship with the Debtor, the Chapter 11 Case, this Combined Disclosure Statement and Plan, the negotiation, formulation or preparation of this Combined Disclosure Statement and Plan, the Plan Supplement, or related agreements, instruments, or other documents in connection with the transactions contemplated under this Combined Disclosure Statement and Plan, or any other act or omission, transaction, agreement, event or other occurrence taking place on or before the Effective Date; provided that nothing in this Combined Disclosure Statement and Plan, including this Article XI.C shall release (i) any obligations under this Combined Disclosure Statement and Plan or the Plan Supplement; or (ii) any acts constituting willful misconduct, gross negligence, intentional fraud or criminal conduct as determined by a Final Order. For the avoidance of doubt, the Debtor does not release and retains and preserves all Claims and Causes of Action against the Allen Hartman Parties, individually and collectively. D. Releases by Holders of Claims As of the Effective Date, except as otherwise provided in this Combined Disclosure Statement and Plan, all Persons and Entities who have held, hold, or may hold Claims, Interests, Causes of Action, or liabilities that are subject to compromise and settlement pursuant to the terms of this Combined Disclosure Statement and Plan or are otherwise discharged, satisfied, stayed or Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 52 of 126

52 US_300412569v6 terminated pursuant to this Combined Disclosure Statement and Plan are deemed to have released the Debtor from any and all Claims, interests, obligations, rights, suits, damages, causes of action, remedies and liabilities whatsoever, including any direct claims held by any such Person or Entity against the Debtor, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, whether for tort, contract, violations of federal or state securities laws, or otherwise, that each such Person or Entity would have been legally entitled to assert (whether individually or collectively), based on or relating to, or in any manner arising from, in whole or in part, the Debtor or its affiliates, the Debtor’s restructuring, the Chapter 11 Case, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in this Combined Disclosure Statement and Plan, the business or contractual arrangements between the Debtor and any such Person, the restructuring of Claims and Interests before or in the Chapter 11 Case, the negotiation, formulation, or preparation of this Combined Disclosure Statement and Plan, the Confirmation Order, or related agreements, instruments, or other documents, or upon any other act or omission, transaction, agreement, event, or other occurrence relating to the Debtor taking place on or before the Effective Date; provided that, notwithstanding anything to the contrary in the foregoing, nothing in this Combined Disclosure Statement and Plan, including this Article XI.D shall release any obligations under this Combined Disclosure Statement and Plan or the Plan Supplement. For the avoidance of doubt, and notwithstanding the above, the provisions of this section shall not apply to a Person or Entity that holds a Claim against or Interest in the Debtor until such time as the Claim or Interest has been (i) Reinstated, (ii) paid in accordance with the terms of this Combined Disclosure Statement and Plan or on terms agreed to in writing between the Holder of such Claim or Interest and the Debtor or Reorganized Debtor, as appliable, or (iii) otherwise satisfied or disposed of as determined by a court of competent jurisdiction. E. Injunction 1. Generally. Except as provided in this Combined Disclosure Statement and Plan or the Confirmation Order, as of the Confirmation Date, all entities that have held, currently hold, or may hold a Claim are permanently enjoined from taking any of the following actions on account of any such Claims or Interests or rights: (a) commencing or continuing in any manner any action or other proceeding against the Reorganized Debtor or any property to be Distributed or otherwise transferred under this Combined Disclosure Statement and Plan; (b) enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree, or order against the Reorganized Debtor or any property to be Distributed or otherwise transferred under this Combined Disclosure Statement and Plan; (c) creating, perfecting, or enforcing any lien or encumbrance against the Reorganized Debtor or any property to be Distributed or otherwise transferred under this Combined Disclosure Statement and Plan; and (d) commencing or continuing any action, in any manner, in any place, that does not comply with or is inconsistent with the provisions of this Combined Disclosure Statement and Plan or the Bankruptcy Code. 2. Limited Scope. Nothing in this Combined Disclosure Statement and Plan: (a) extinguishes, prohibits, or otherwise limits the right of any holder of a Claim to assert a right to setoff or recoupment arising in connection with that Claim as part of the resolution and treatment of that Claim under this Combined Disclosure Statement and Plan; (b) extinguishes, prohibits, or otherwise limits the right of the Estate or Reorganized Debtor to assert and prevail on any Cause Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 53 of 126

53 US_300412569v6 of Action; or (c) enjoins or otherwise precludes any party-in-interest from enforcing the terms of this Combined Disclosure Statement and Plan and the Confirmation Order. F. Exculpation The Exculpated Parties shall not have any liability to any holder of a Claim or Interest for any Claims or Causes of action arising on or after the Petition Date and prior to or on the Effective Date for any act or omission in connection with, related to, or arising out of, the Chapter 11 Case, the pursuit of Confirmation of this Combined Disclosure Statement and Plan, the consummation of this Combined Disclosure Statement and Plan, or the administration of this Combined Disclosure Statement and Plan or the property to be distributed under this Combined Disclosure Statement and Plan, except for willful misconduct, intentional fraud or gross negligence. In all respects, the Exculpated Parties are entitled to rely on the advice of counsel with respect to their duties and responsibilities under this Combined Disclosure Statement and Plan. G. Preservation and Application of Insurance The provisions of this Combined Disclosure Statement and Plan shall not diminish or impair in any manner the enforceability of coverage of any insurance policies (and any agreements, documents, or instruments relating thereto) that may cover Claims against the Debtor, any directors, trustees, or officers of the Debtor, or any other Person, including, without limitation, insurance for the Debtor’s directors and officers. H. Retention, Reservation and Prosecution of Causes of Action Except as otherwise provided in this Combined Disclosure Statement and Plan, all Causes of Action are retained and reserved for the Reorganized Debtor, which is designated as the Estate’s representative under Bankruptcy Code section 1123(b)(3)(B) for purposes of the Causes of Action. The Reorganized Debtor shall have the sole authority to prosecute, defend, compromise, settle, and otherwise deal with any Causes of Action and do so in its capacity as a representative of the Estate in accordance with Bankruptcy Code section 1123(b)(3)(B). The Reorganized Debtor shall have sole discretion to determine in its business judgment which Causes of Action to pursue, which to settle, and the terms and conditions of those settlements. In pursuing any claim, right, or Cause of Action, the Reorganized Debtor shall be entitled to the extensions provided under section 108 of the Bankruptcy Code. Except as otherwise provided in this Combined Disclosure Statement and Plan, all Causes of Action shall survive Confirmation and the commencement or prosecution of Causes of Action shall not be barred or limited by any estoppel, whether judicial, equitable, or otherwise. The retained Causes of Action include, but are not limited to:  All Claims and Causes of Action arising from or related to the case styled Allen R. Hartman and Hartman vREIT XXI, Inc. v Silver Star Properties REIT, Inc. (f/k/a Hartman Short Term Income Properties XX, Inc.), et al., Case No. 2023-17944 pending in the District of Harris County, Texas, 133rd Judicial District;  All Claims and Causes of Action arising from or related to the case styled Hartman SPE, LLC v. Hartman vREIT XXI, Inc., Adv. Proc. No. 23-50588-MFW pending in the Bankruptcy Court; Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 54 of 126

54 US_300412569v6  All Claims and Causes of Action against the Allen Hartman and Hartman vREIT XXI, Inc., including but not limited to those arising under: o Texas Business & Commerce Code Section 27.01, including claims for fraud in real estate transactions; o RICO claims for conspiracy; o Violation of Texas Rule of Civil Procedure 11, including claims for frivolous lawsuits/claims; o Breach of fiduciary duty claims; o Claims for ultra vires acts; o Claims for tortious interference; o Claims for self-dealing; o Claims for slander of title; o Claims under Section 12.0002 of the Texas Civil Practices and Remedies Code; and o Claims under Chapter 12 of the Texas Real Property Code. XII. CONDITIONS PRECEDENT TO CONFIRMATION AND THE EFFECTIVE DATE A. Conditions Precedent to the Effective Date It shall be a condition to the Effective Date that the following conditions shall have been satisfied or waived pursuant to the provisions of Article XII.B hereof: (a) the Bankruptcy Court shall have entered the Confirmation Order, in form and substance acceptable to the Debtor, the Committee, and the Exit Lender, which shall: (i) authorize the Debtor to take all actions necessary to enter into, implement, and consummate the contracts, instruments, releases, leases, indentures, and other agreements or documents created in connection with this Combined Disclosure Statement and Plan; (ii) decree that the provisions in the Confirmation Order and this Combined Disclosure Statement and Plan are nonseverable and mutually dependent; (iii) authorize the Debtor or Reorganized Debtor, as applicable/necessary, to: (a) implement the Restructuring Transactions; (b) make all Distributions as required under this Combined Disclosure Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 55 of 126

55 US_300412569v6 Statement and Plan; and (c) enter into any agreements, transactions, and sales of property as set forth in the Plan Supplement, including the Exit Facility Credit Agreement; (iv) authorize the implementation of this Combined Disclosure Statement and Plan in accordance with its terms; (v) provide that, pursuant to section 1146 of the Bankruptcy Code, the assignment or surrender of any lease or sublease, and the delivery of any deed or other instrument or transfer order, in furtherance of, or in connection with this Combined Disclosure Statement and Plan, including any deeds, bills of sale, or assignments executed in connection with any disposition or transfer of assets contemplated under this Combined Disclosure Statement and Plan, shall not be subject to any stamp, real estate transfer, mortgage recording, or other similar tax; and (vi) be a Final Order; (b) the Debtor shall have obtained all authorizations, consents, regulatory approvals, rulings, or documents that are necessary to implement and effectuate this Combined Disclosure Statement and Plan; (c) the final version of Combined Disclosure Statement and Plan Supplement and all schedules, documents, and exhibits contained therein shall have been filed in a manner consistent in all material respects with this Combined Disclosure Statement and Plan; (d) the Exit Facility Documents and any applicable collateral and other loan documents governing the Exit Facility shall have been duly executed and delivered by all of the Entities that are parties thereto and all conditions precedent (other than any conditions related to the occurrence of the Effective Date) to the effectiveness thereof, including, but not limited to, the immediate availability of the issuance of a lender’s title insurance policy in form and substance acceptable to Exit Lender in its sole discretion, subject only to the payment of the premium for such issuance, shall have been satisfied or duly waived in writing in accordance with the terms of the Exit Facility Documents and related documentation, and the closing shall have occurred thereunder; (e) all professional fees and expenses of retained professionals that require the Bankruptcy Court’s approval shall have been paid in full or amounts sufficient to pay such fees and expenses after the Effective Date shall have been placed into an escrow account pending the Bankruptcy Court’s approval of such fees and expenses; (f) the Debtor shall have implemented the Restructuring Transactions in a manner consistent with this Combined Disclosure Statement and Plan, including, without limitation, satisfaction in full of the Prepetition Lender Secured Claim; and (g) sufficient Cash exists to make all payments required under this Combined Disclosure Statement and Plan to be made on the Effective Date; Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 56 of 126

56 US_300412569v6 B. Waiver of Conditions Any one or more of the conditions to the Effective Date set forth in this Article XII may be waived by the Debtor with the prior written consent of the Exit Lender, without notice, leave, or order of the Bankruptcy Court or any formal action other than proceedings to confirm or consummate this Combined Disclosure Statement and Plan. C. Effect of Failure of Conditions If the Effective Date does not occur prior to thirty (30) days after entry of the Confirmation Order (or as otherwise agreed to in writing by the Debtor, KeyBank, and the Committee), this Combined Disclosure Statement and Plan shall be null and void in all respects and nothing contained in this Combined Disclosure Statement and Plan shall: (1) constitute a waiver or release of any Claims by the Debtor, Claims, or Interests; (2) prejudice in any manner the rights of the Debtor, any Holders of Claims or Interests, or any other Entity; or (3) constitute an admission, acknowledgment, offer, or undertaking by the Debtor, any Holders of Claims or Interests, or any other Entity. D. Substantial Consummation “Substantial Consummation” of this Combined Disclosure Statement and Plan, as defined in 11 U.S.C. § 1101(2), shall be deemed to occur on the Effective Date. XIII. MODIFICATION, REVOCATION, OR WITHDRAWAL OF THIS COMBINED DISCLOSURE STATEMENT AND PLAN A. Modification and Amendments Except as otherwise specifically provided in this Combined Disclosure Statement and Plan, the Debtor reserves the right to modify this Combined Disclosure Statement and Plan, whether such modification is material or immaterial, and seek Confirmation consistent with the Bankruptcy Code and, as appropriate, not resolicit votes on such modified Combined Disclosure Statement and Plan. Subject to those restrictions on modifications set forth in this Combined Disclosure Statement and Plan and the requirements of section 1127 of the Bankruptcy Code, Rule 3019 of the Federal Rules of Bankruptcy Procedure, and, to the extent applicable, sections 1122, 1123, and 1125 of the Bankruptcy Code, the Debtor expressly reserves its rights to revoke or withdraw, or to alter, amend, or modify this Combined Disclosure Statement and Plan, one or more times, after Confirmation, and, to the extent necessary, may initiate proceedings in the Bankruptcy Court to so alter, amend, or modify this Combined Disclosure Statement and Plan, or remedy any defect or omission, or reconcile any inconsistencies in this Combined Disclosure Statement and Plan or the Confirmation Order, in such matters as may be necessary to carry out the purposes and intent of this Combined Disclosure Statement and Plan. B. Revocation or Withdrawal of this Combined Disclosure Statement and Plan The Debtor reserves the right to revoke or withdraw this Combined Disclosure Statement and Plan prior to the Confirmation Date and to File subsequent plans of reorganization. If the Debtor revokes or withdraws this Combined Disclosure Statement and Plan, or if Confirmation or Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 57 of 126

57 US_300412569v6 the Effective Date do not occur, then: (i) this Combined Disclosure Statement and Plan shall be null and void in all respects; (ii) any settlement or compromise embodied in this Combined Disclosure Statement and Plan (including the fixing or limiting to an amount certain of any Claim or Interest or Class of Claims or Interests), assumption or rejection of Executory Contracts or Unexpired Leases effected under this Combined Disclosure Statement and Plan, and any document or agreement executed pursuant to this Combined Disclosure Statement and Plan, shall be deemed null and void; and (iii) nothing contained in this Combined Disclosure Statement and Plan shall: (a) constitute a waiver or release of any Claims or Interests; (b) prejudice in any manner the rights of such Debtor or any other Entity; or (c) constitute an admission, acknowledgement, offer, or undertaking of any sort by such Debtor or any other Entity. XIV. RETENTION OF JURISDICTION Following the Confirmation Date and the Effective Date, the Bankruptcy Court shall retain jurisdiction for the following purposes: (1) to hear and determine any objections to Claims and to address any issues relating to Disputed Claims; (2) to enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated; (3) resolve any matters related to: (a) the assumption, assumption and assignment, or rejection of any Executory Contract or Unexpired Lease to which the Debtor is party or with respect to which the Debtor may be liable and to hear, determine, and, if necessary, liquidate, any Claims arising therefrom, including Cures pursuant to section 365 of the Bankruptcy Code; (b) any potential contractual obligation under any Executory Contract or Unexpired Lease that is assumed; (c) the Reorganized Debtor amending, modifying, or supplementing, pursuant to Article IX hereof, any Executory Contracts or Unexpired Leases to the list of Executory Contracts and Unexpired Leases to be assumed or rejected or otherwise; and (d) any dispute regarding whether a contract or lease is or was executory or expired; (4) to issue such orders in aid of execution and consummation of this Combined Disclosure Statement and Plan, to the extent authorized by Bankruptcy Code section 1142; (5) to consider any amendments to or modifications of this Combined Disclosure Statement and Plan, to cure any defect or omission, or to reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order; (6) to hear and determine all requests for compensation and reimbursement of expenses to the extent allowed by the Bankruptcy Court under Bankruptcy Code sections 330 or 503; (7) to hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of this Combined Disclosure Statement and Plan; Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 58 of 126

58 US_300412569v6 (8) to hear and determine matters concerning state, local, and federal taxes in accordance with Bankruptcy Code sections 346, 505, and 1146; (9) to hear any other matter not inconsistent with the Bankruptcy Code; (10) to enter the Final Decree; (11) to ensure that Distributions to Holders of Allowed Claims are accomplished pursuant to the provisions of this Combined Disclosure Statement and Plan; (12) to decide or resolve any motions, adversary proceedings, contested or litigated matters, and any other matters and grant or deny any applications involving the Debtor that may be pending on or after the Effective Date; (13) to issue injunctions, enter and implement other orders, or take such other actions as may be necessary or appropriate to restrain interference by any Person or Entity with the occurrence of the Effective Date or enforcement of this Combined Disclosure Statement and Plan, except as otherwise provided herein; (14) to determine any other matters that may arise in connection with or related to this Combined Disclosure Statement and Plan, the Confirmation Order, or any contract, instrument, release, indenture, or other agreement or document created or implemented in connection with this Combined Disclosure Statement and Plan; (15) to enforce, interpret, and determine any disputes arising in connection with any stipulations, orders, judgments, injunctions, exculpations, and rulings entered in connection with the Chapter 11 Case (whether or not the Chapter 11 Case has been closed); (16) to resolve disputes concerning any reserves with respect to Disputed Claims or the administration thereof; and (17) to resolve any disputes concerning whether a Person or Entity had sufficient notice of the Chapter 11 Case, the Bar Date, or the Confirmation Hearing for the purpose of determining whether a Claim or Interest is discharged hereunder, or for any other purpose. XV. MISCELLANEOUS PROVISIONS A. Amendment or Modification of this Combined Disclosure Statement and Plan Alterations, amendments, or modifications of this Combined Disclosure Statement and Plan may be proposed in writing by the Debtor at any time before the Confirmation Date; provided that this Combined Disclosure Statement and Plan, as altered, amended, or modified, satisfies the conditions of Bankruptcy Code sections 1122 and 1123 and the Debtor shall have complied with Bankruptcy Code section 1125. The Debtor may modify this Combined Disclosure Statement and Plan at any time after Confirmation and before substantial consummation, provided that this Combined Disclosure Statement and Plan, as modified, meets the requirements of Bankruptcy Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 59 of 126

59 US_300412569v6 Code sections 1122 and 1123 and the circumstances warrant such modifications. A Holder of a Claim that has accepted this Combined Disclosure Statement and Plan shall be deemed to have accepted such Combined Disclosure Statement and Plan as modified if the proposed alteration, amendment, or modification does not materially and adversely change the treatment of the Claim of such Holder. B. Exhibits/Schedules All exhibits and schedules to this Combined Disclosure Statement and Plan are incorporated into and are part of this Combined Disclosure Statement and Plan as if set forth in full herein. C. Plan Supplement The Debtor will File the Plan Supplement at least seven days (7) before the Confirmation Hearing. The Plan Supplement will contain, among other things (1) the Exit Facility Documents; (2) the New Organizational Documents, if applicable; (3) the Rejected Executory Contracts and Unexpired Leases Schedule; and (4) the financial projections. All exhibits and documents included in the Plan Supplement are incorporated into and are a part of this Combined Disclosure Statement and Plan as if set forth in full in this Combined Disclosure Statement and Plan. After the exhibits and documents are Filed, copies of such exhibits and documents shall be available upon written request to the Debtor’s counsel at the address above or by downloading such exhibits and documents from the Debtor’s restructuring website at https://dm.epiq11.com/HartmanSPE or https://www.pacer.gov/. To the extent any exhibit or document is inconsistent with the terms of this Combined Disclosure Statement and Plan, unless otherwise ordered by the Bankruptcy Court, the non-exhibit or non-document portion of this Combined Disclosure Statement and Plan shall control. D. Filing of Additional Documents On or before Substantial Consummation, the Debtor may File with the Bankruptcy Court such agreements and other documents as may be necessary to effectuate and further evidence the terms and conditions of this Combined Disclosure Statement and Plan. The Debtor or the Reorganized Debtor, as applicable, and all Holders of Claims or Interests receiving Distributions pursuant to this Combined Disclosure Statement and Plan and all other parties in interest shall, from time to time, prepare, execute, and deliver any agreements or documents and take any other actions as may be necessary or advisable to effectuate the provisions and intent of this Combined Disclosure Statement and Plan. E. Immediate Binding Effect of this Combined Disclosure Statement and Plan Subject to Article XII hereof and notwithstanding Bankruptcy Rules 3020(e), 6004(h), or 7062 or otherwise, upon the occurrence of the Effective Date, the terms of this Combined Disclosure Statement and Plan (including, for the avoidance of doubt, the documents and instruments contained in the Plan Supplement) shall be immediately effective and enforceable and deemed binding upon the Debtor, the Reorganized Debtor, any and all Holders of Claims or Interests (irrespective of whether such Holders of Claims or Interests have, or are deemed to have Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 60 of 126

60 US_300412569v6 accepted this Combined Disclosure Statement and Plan), all Entities that are parties to or are subject to the settlements, compromises, releases, discharges, and injunctions described in this Combined Disclosure Statement and Plan, each Entity acquiring property under this Combined Disclosure Statement and Plan, and any and all non-Debtor parties to Executory Contracts and Unexpired Leases with the Debtor. F. Payment of Statutory Fees. All Statutory Fees incurred prior to the Effective Date shall be paid by the Debtor on the Effective Date. After the Effective Date, the Reorganized Debtor shall be liable to pay any and all Statutory Fees when due and payable. The Debtor shall file all monthly operating reports due prior to the Effective Date when they become due, using UST Form 11-MOR. After the Effective Date, the Reorganized Debtor shall file with the Bankruptcy Court UST Form 11-PCR reports when they become due. The Reorganized Debtor shall remain obligated to pay Statutory Fees to the U.S. Trustee until the earliest of the case being closed, dismissed, or converted to a case under chapter 7 of the Bankruptcy Code. The U.S. Trustee shall not be required to file any Administrative Claim in the case and shall not be treated as providing any release under the Plan. G. Successors and Assigns The rights, benefits, and obligations of any Entity named or referred to in this Combined Disclosure Statement and Plan shall be binding on, and shall inure to the benefit of any heir, executor, administrator, successor or assign, Affiliate, officer, manager, director, agent, representative, attorney, beneficiaries, or guardian, if any, of each Entity. H. Governing Law Except as required by the Bankruptcy Code, the Bankruptcy Rules, or the Local Rules, the rights and obligations arising under this Combined Disclosure Statement and Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. I. Time To the extent that any time for the occurrence or happening of an event as set forth in this Combined Disclosure Statement and Plan falls on a day that is not a Business Day, the time for the next occurrence or happening of said event shall be extended to the next Business Day. J. Revocation The Debtor reserves the right to revoke and withdraw this Combined Disclosure Statement and Plan prior to the entry of the Confirmation Order. If the Debtor revokes or withdraws this Combined Disclosure Statement and Plan, this Combined Disclosure Statement and Plan shall be deemed null and void, and nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against the Debtor, any other Person, or to prejudice in any manner the rights of such parties in any further proceedings involving the Debtor. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 61 of 126

61 US_300412569v6 K. Dissolution of the Committee On the Effective Date, the Committee shall be dissolved and its members deemed released of any continuing duties, responsibilities, and obligations in connection with the Chapter 11 Case or this Combined Disclosure Statement and Plan and its implementation, and the retention and employment of the Committee’s Professionals shall terminate, except with respect to: (i) prosecuting applications for Professionals’ compensation and reimbursement of expenses incurred as a member of the Committee; (ii) asserting, disputing, and participating in resolution of Professional Fee Claims; or (iii) prosecuting or participating in any appeal of the Confirmation Order or any request for consideration thereof. Upon the resolution of (i) through (iii), the Committee shall be immediately dissolved, released, and discharged. L. Inconsistency To the extent that this Combined Disclosure Statement and Plan conflicts with or is inconsistent with any agreement related to this Combined Disclosure Statement and Plan, the provisions of this Combined Disclosure Statement and Plan shall control. In the event of any inconsistency between any provision of any of the foregoing documents, and any provision of the Confirmation Order, the Confirmation Order shall control and take precedence. M. No Admissions Notwithstanding anything herein to the contrary, nothing contained in this Combined Disclosure Statement and Plan shall be deemed an admission by any Entity with respect to any matter set forth herein. N. Reservation of Rights Except as expressly set forth herein, this Combined Disclosure Statement and Plan shall have no force or effect unless the Bankruptcy Court shall enter the Confirmation Order. None of the filing of this Combined Disclosure Statement and Plan, any statement or provision contained herein, or the taking of any action by the Debtor with respect to this Combined Disclosure Statement and Plan shall be or shall be deemed to be an admission or waiver of any rights of the Debtor, Holders of Claims, or Holders of Interests before the Effective Date. O. Notices All notices, requests, and demands to or upon the Debtor to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows: Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 62 of 126

62 US_300412569v6 If to the Reorganized Debtor: Hartman SPE, LLC Attn: General Counsel 2909 Hillcroft, Suite 420 Houston, TX 77057 With a copy (which shall not constitute notice) to: Katten Muchin Rosenman LLP Attn: John Mitchell, Michaela Crocker, and Yelena Archiyan 2121 North Pearl Street, Suite 1100 Dallas, TX 75201-2494 -and- Chipman Brown Cicero & Cole, LLP Attn: William E. Chipman, Jr. and Mark D. Olivere Hercules Plaza 1313 N. Market Street, Suite 5400 Wilmington, DE 19801 If to the Office of the United States Trustee: Office of the United States Trustee for the District of Delaware Attn: John Schanne Room 2207, Lockbox 35 844 North King Street Wilmington, Delaware 19801 After the Effective Date, the Reorganized Debtor has the authority to send a notice to Entities that to continue to receive documents pursuant to Bankruptcy Rule 2002, such Entity must file a renewed request to receive documents pursuant to Bankruptcy Rule 2002. After the Effective Date, the Reorganized Debtor is authorized to limit the list of Entities receiving documents pursuant to Bankruptcy Rule 2002 to those Entities who have Filed such renewed requests. P. Term of Injunctions or Stays Unless otherwise provided in this Combined Disclosure Statement and Plan or in the Confirmation Order, all injunctions or stays in effect in the Chapter 11 Case pursuant to Bankruptcy Code sections 105 or 362 or any order of the Bankruptcy Court, and extant on the Confirmation Date (excluding any injunctions or stays contained in this Combined Disclosure Statement and Plan or the Confirmation Order) shall remain in full force and effect until the Effective Date. All injunctions or stays contained in this Combined Disclosure Statement and Plan or the Confirmation Order shall remain in full force and effect in accordance with their terms. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 63 of 126

63 US_300412569v6 Q. Entire Agreement Except as otherwise indicated, this Combined Disclosure Statement and Plan (including, for the avoidance of doubt, the documents and instruments in the Plan Supplement) supersedes all previous and contemporaneous negotiations, promises, covenants, agreements, understandings, and representations on such subjects, all of which have become merged and integrated into this Combined Disclosure Statement and Plan. R. Nonseverability of Provisions If, prior to Confirmation, any term or provision of this Combined Disclosure Statement and Plan is held by the Bankruptcy Court to be invalid, void, or unenforceable, the Bankruptcy Court shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted; provided, however, any such alteration or interpretation shall be acceptable to the Debtor and the Exit Lender. Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of this Combined Disclosure Statement and Plan will remain in full force and effect and will in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of this Combined Disclosure Statement and Plan, as it may have been altered or interpreted in accordance with the foregoing, is: (1) valid and enforceable pursuant to its terms; (2) integral to this Combined Disclosure Statement and Plan and may not be deleted or modified without the Debtor’s or Reorganized Debtor’s consent, as applicable; and (3) nonseverable and mutually dependent. S. Closing of Chapter 11 Case The Reorganized Debtor shall, promptly after the full administration of the Chapter 11 Case, File with the Bankruptcy Court all documents required by Bankruptcy Rule 3022 and any applicable order of the Bankruptcy Court to close the Chapter 11 Case. T. Waiver or Estoppel Each holder of a Claim or an Interest shall be deemed to have waived any right to assert any argument, including the right to argue that its Claim or Interest should be Allowed in a certain amount, in a certain priority, secured or not subordinated by virtue of an agreement made with the Debtor or its counsel, or any other Entity, if such agreement was not disclosed in this Combined Disclosure Statement and Plan or papers Filed with the Bankruptcy Court prior to the Confirmation Date. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 64 of 126

64 US_300412569v6 Dated: February 23, 2024 McKinney, Texas /s/ David Wheeler David Wheeler President Hartman SPE Management, LLC Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 65 of 126

US_300412569v6 Exhibit A Assumption Schedule Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 66 of 126

Contract Counterparty Property Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure Avistone, LLC Central Park Business Center 1900 Firman Drive 1901 N. Glenville Drive Richardson, TX 75081 Avistone, LLC Attn: Daniel Culler 11975 El Camino Real, Suite 100 San Diego, CA 92130 danc@avistone.com Purchase and Sale Agreement $0 Costco Wholesale Corporation North Central Plaza I 12655 N. Central Expressway Dallas, TX Costco Wholesale Corporation Attn: David Messner 730 Lake Drive Issaquah, WA 98027 bcoffey@costco.com Purchase and Sale Agreement $0 Hamilton Commercial LLC Gateway Tower 8111 LBJ Freeway Dallas, TX Hamilton Commercial LLC Attn: Hamilton Peck 401 E. Palace Parkway Grant Prairie, TX 75050 hamilton@hamiltoncommercialtx. com Purchase and Sale Agreement $0 Shop Concepts, LLC Commerce Plaza 12800-12890 Hillcrest Road Dallas, TX Shop Concepts, LLC Attn: Pete Podesta 4809 Cole Ave., Suite 330 Dallas, TX 75205 pete@shopcompanies.com Purchase and Sale Agreement $0 Zaheer Shaikh Chelsea Square 5020 FM 1960 Road West Houston, TX 77069 Zaheer Shaikh 26 Stonegate Park Court Spring, Texas 77379 zachshaikh@gmail.com Purchase and Sale Agreement $0 Purchase and Sale Agreements Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 67 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure Edge Realty Partners Houston, LLC 515 Post Oak Blvd., Suite 175 Houston, Texas 77027 Retail Listing Agreement $0 Silver Star Property Management, Inc. formerly known as Hartman Income REIT Property Management. 2909 Hillcroft, Suite 420 Attn: Louis Fox Houston, Texas 77057 Real Property Management Agreement* Non-Tenant Execuory Contracts * The Real Property Management Agreement will be assumed by, and will remain with, the Debtor. It will not be assigned to Silver Star Borrower. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 68 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ADVANCED MATERNITY INNOVATIONS, LP 400 NORTH SAM HOUSTON PARKWAY SUITE 1000 HOUSTON, TX - 77060 smc@innovalp.com LEASE $0 AMEGY BANK OF TEXAS ATTN: CORPORATE REAL ESTATE 1717 WEST LOOP SOUTH HOUSTON, TX - 77027 amegybank.admin@hughesmarino.com LEASE $0 AMERICAN WESTERN STEEL, LLC 400 N. SAM HOUSTON PARKWAY EAST HOUSTON, TX - 77060 accountspayable@americanwesternsteel.com LEASE $0 BELL GEOSPACE, INC. 400 N. SAM HOUSTON PARKWAY EAST SUITE 325 HOUSTON, TX - 77060 agoza@bellgeo.com LEASE $0 BELLAIRE WELLNESS CENTER, PLLC 400 N SAM HOUSTON PARKWAY E STE 230 HOUSTON, TX - 77060 dr.grigsby@bellairewellnesscenter.com LEASE $0 CHARLES MATHIS 1522 DEWALT STREET HOUSTON, TX - 77088 henson.april@yahoo.com LEASE $0 CROSSOVER LOGISTICS (USA) INC. 95 DULCET HOLLOW COURT THE WOODLANDS, TX - 77382 duanesobczak@crossover-group.us LEASE $0 EDUCATIONAL COMMISSION FOR FOREIGN MEDICAL GRADUATES ATTN: RICH ECKARD/THU DIEP 3624 MARKET ST. PHILADELPHIA, PA - 19104 acctspay@ecfmg.org LEASE $0 GALTWAY MARKETING, LLC 400 N. SAM HOUSTON PKWY EAST SUITE 650 HOUSTON, TX - 77060 cristina.pleitez@uprightdigital.com LEASE $0 GLOBAL INSTRUMENTATION SERVICES, LLC ATTN: GAVIN LEWIS 505 W. 17TH STREET HOUSTON TX - 77008 glewis@giscal.com LEASE $0 JOHN FEUCHT 400 NORTH SAM HOUSTON PARKWAY EAST SUITE 413 AND 414 HOUSTON, TX - 77060 john@c3solns.com LEASE $0 KAREN CALDERON TRIVINO ATTN: Javier Amara Marquez 400 N. SAM HOUSTON PARKWAY, SUITE 675 HOUSTON TX - 77060 amayawsb@gmail.com LEASE $0 LEVEL 3 COMMUNICATIONS, LLC 1025 EL DORADO BLVD BROOMFIELD CO - 80021 realestatepayments@Level3.com LEASE $0 MARK KAHIL 400 NORTH SAM HOUSTON PARKWAY EAST SUITE 320 HOUSTON TX - 77060 MARK.KAHIL@USHAdvisors.com LEASE $0 MASTERPIECE INTERNATIONAL LIMITED 400 N. SAM HOUSTON PARKWAY EAST SUITE 1025 HOUSTON TX - 77060 jself@masterpieceintl.com LEASE $0 REPUBLIC CENTRAL REALTY, INC. 400 N. SAM HOUSTON PARKWAY EAST SUITE 105 HOUSTON TX - 77060 Ignacio@rcrcorp.com LEASE $0 RH SHIPPING & CHARTERING (USA), LLC 400 N. Belt Houston Suite 1010 Houston TX - 77060 adminusa@rh-shipping.com LEASE $0 400 NORTHBELT Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 69 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure SEQUOIA MEDICAL PRACTICE PLLC ATTN: RONAN PATANKAR 400 NORTH SAM HOUSTON PARKWAY EAST SUITE 301 HOUSTON TX - 77060 drpatankar@sequoia-medicine.com LEASE $0 SORC, LLC 11811 NORTH FREEWAY, STE 100 HOUSTON TX - 77060 lifechangersbus3@gmail.com LEASE $0 SUNBELT MERCHANT GROUP CONSULTING, INC 400 N SAM HOUSTON PARKWAY E,STE 601 HOUSTON TX - 77060 Seema@sunbeltmerchantgroup.com LEASE $0 TERESA BREWER 400 N SAM HOUSTON PARKWAY E, STE 210 Black Heritage Society HOUSTON TX - 77060 tb3622@yahoo.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 70 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure CITY OF HOUSTON, TEXAS GENERAL SERVICES DEPARTMENT 900 BAGBY STREET 2ND FLOOR HOUSTON, TX - 77002 LEASE $0 EMPIRE CHIROPRACTIC AND REHAB, LLC 601 SAWYER, STE 330 HOUSTON, TX - 77007 bryan@empirechiropracticandrehab.com LEASE $0 G.B.C. FINANCE COMPANY, INC. 601 SAWYER, SUITE 100 HOUSTON, TX - 77007 stevegullo@me.com LEASE $0 GROPPE, LONG & LITTELL 601 SAWYER, SUITE 620 HOUSTON, TX - 77007 gll@groppelong.com LEASE $0 GTE MOBILNET OF SOUTH TEXAS LP ATTN: NETWORK REAL ESTATE 180 WASHINGTON VALLEY ROAD BEDMINSTER, NJ - 07921 kelly.rodgers@verizonwireless.com LEASE $0 INNOWATTS, LLC 601 SAWYER, SUITE 205 HOUSTON, TX - 77007 Accounting@innowatts.com LEASE $0 INTERVAL ANALYTICS LLC 601 SAWYER STE 240 HOUSTON, TX - 77007 LEASE $0 LAPEZE & JOHNS, P.L.L.C. 601 SAWYER, SUITE 650 HOUSTON, TX - 77007 taylor@lapezejohns.com LEASE $0 MASSEY LAW FIRM PLLC and THE ARNSWORTH LAW FIRM PLLC 601 SAWYER ST, SUITE 225 HOUSTON, TX - 77007 dmassey@masseytrial.com LEASE $0 MORRIS STRATEGIC INVESTMENTS, LLC 601 SAWYER, STE 660 HOUSTON, TX - 77007 glenn@morrissi.com LEASE $0 OWSLEY LAW FIRM, PLLC 601 SAWYER, STE 200 HOUSTON, TX - 77007 ruby@owsleylawfirm.com LEASE $0 SHELLIST, PEEBLES, MCALISTER, LLP 601 SAWYER, SUITE 750 HOUSTON, TX - 77007 peebles@texaslegalteam.net LEASE $0 STRUCTURE TONE SOUTHWEST, LLC 601 SAWYER, SUITE 310 HOUSTON, TX - 77007 Anna.wylie@structuretone.com LEASE $0 T-MOBILE USA, INC. T-MOBILE USA, INC. ATTN: LEASE COMPLIANCE SITE NO. A3E0003A BELLEVUE, WA - 98006 PropertyManagement@tmobile.com LEASE $0 VIETBINO, LLC 601 SAWYER, STE 320 HOUSTON, TX - 77007 hami@getonefootover.com LEASE $0 WILINE NETWORKS, INC. 1599 INDUSTRIAL RD SAN CARLOS, CA - 94070 ap@wiline.com LEASE $0 601 SAWYER Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 71 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ADVANTAGE FINANCE, LLC 5923 BRIAR HILL CT. SUGAR LAND, TX - 77478 asifdharani@gmail.com LEASE $0 A-LINE LOGISTICS, INC. 616 FM 1960, SUITE 415 HOUSTON, TX - 77090 lisa@a-linelogistics.com LEASE $0 AMT INS LLC 4215 SABLE COURT HOUSTON, TX - 77014 michelle.aguiluz@brightway.com LEASE $0 BLUE STAR SECURITY, LLC 507 N. SAM HOUSTON PKWY, SUITE 100 ATTN: BRANDON TORRES HOUSTON, TX - 77060 brandon@bluestartx.com LEASE $0 CAROUSEL SPECIALTY PRODUCTS, INC. 616 FM 1960 WEST, SUITE 660 HOUSTON, TX - 77090 steven.zhang@carousel-sp.com LEASE $0 CHRISTIAN OZBUN c/o WEATHERTIGHT BUILDING CONSULTANTS, LLC 616 FM 1960, SUITE 570 HOUSTON, TX - 77090 cozbun@weathertightconsulting.com LEASE $0 CONNECT HOME HEALTH LLC 7001 BOULEVARD 26, SUITE 501 ATTN: EZRA KUENZI NORTH RICHLAND HILLS, TX - 76180 invoices@connectpediatrics.com LEASE $0 DEL CORONA & SCARDIGLI NORTH AMERICA, INC. 616 FM 1960 ROAD WEST, SUITE 650 HOUSTON, TX - 77090 caroline.johnson@us.dcsfreight.com LEASE $0 DENNIS ALVAREZ, PSY. D., LPC 74 APRIL HILL DRIVE MONTGOMERY, TX - 77356 dmajkc@msn.com LEASE $0 DIRECT AUTO FINANCING LLC ATTN: ALVARO QUINTANILLA 3450 FM 1960 ROAD W HUMBLE, TX - 77338 texascapitalmotorgroup@gmail.com LEASE $0 EXPRESS MULTISERVICES & TITLES 616 FM 1960, STE 200D HOUSTON, TX - 77090 sylvetteg2017@gmail.com LEASE $0 FABIAN DIAZ 18903 BRESSINGHAM DRIVE TOMBALL, TX - 77375 fabian.diaz.vacmi4@statefarm.com LEASE $0 GOODRICH AMERICAS INC. 616 FM 1960, SUITE 550 HOUSTON, TX - 77090 operations@goodrichamericas.com LEASE $0 GTE MOBILNET OF SOUTH TEXAS LIMITED PARTNERSHIP dba VERIZON WIRELESS 180 WASHINGTON VALLEY RD BEDMINSTER, NJ - 07921 SoHGCPropertyManagement@VerizonWireless .com LEASE $0 HUSSAMADDIN AL-KHADOUR, M.D., P.A. 902 FROSTWOOD DRIVE, #106 HOUSTON, TX - 77024 alkhadourh@gmail.com LEASE $0 JOBE ELITE MANAGEMENT LLC 31406 ASHLAND PARK LANE ATTN: FRANKIE JOBE SPRING, TX - 77386 frankie.jobe@gmail.com LEASE $0 JP MORGAN CHASE LEASE ADMINISTRATION 1111 POLARIS PKWY, SUITE 1E MAIL CODE OH1-0241 COLUMBUS, OH - 43240 lease.administration.research@jpmchase.com LEASE $0 KARINA MCKINNEY 11 LILIUM COURT SPRING, TX - 77380 Karinamcknn@gmail.com LEASE $0 LEO & DUTTON PLLC 616 FM 1960 WEST, SUITE 635 HOUSTON, TX - 77090 joe.leo@leodutton.com LEASE $0 LIZ TRANSPORT & LOGISTICS, LLC 616 FM 1960, SUITE 265 HOUSTON, TX - 77090 francisowo1354@aol.com LEASE $0 LOGIX COMMUNICATIONS, L.P. 2950 N. LOOP W., SUITE 800 HOUSTON, TX - 77092 Sharon.Obrien@LogixCom.com LEASE $0 LUCKY TAX AND NOTARY LLC 14300 CORNERSTONE VILLAGE DR STE. 419-E ATTN: LASHANNA LUCKY HOUSTON, TX - 77014 luckytaxhouston@gmail.com LEASE $0 OPERATING SYSTEMS, INC. 616 FM 1960 WEST, SUITE 316 HOUSTON, TX - 77090 nsmith@osihouston.com LEASE $0 PERCHES LAND SERVICES, INC. 616 FM 1960, SUITE 200 HOUSTON, TX - 77090 perchesland@att.net LEASE $0 PRIME ITS, INC. a Texas corporation 616 FM 1960 WEST, SUITE 410 HOUSTON, TX - 77090 accountspayable@primeits.net LEASE $0 PROPLANT INC 6111 W. BALSAM FIR CIRCLE ATTN TOWFIQUE HABIB & MICHAEL S. ANTONY SPRING, X - 77386 habib@proplantinc.com LEASE $0 RICARDO NUNEZ 18001 CYPRESS TRACE ROAD HOUSTON, TX - 77090 rnunez464@gmail.com LEASE $0 RICHARD GEORGE HAEHNER DBA R.H. HAEHNER 616 FM 1960 WEST, SUITE 520 HOUSTON, TX - 77090 lhaehner@comcast.net LEASE $0 616 FM 1960 WEST Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 72 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure SOUTHERN LEGACY HOSPICE LLC 23 WILD COLT PLACE ATTN: SAJID SIDDIQUI SPRING, TX - 77382 adm@southernlegacyhospice.com LEASE $0 SPARTAN STEEL PRODUCTS, INC. DBA SPARTAN ENERGY TUBULARS and PIONEER STEEL & TUBE CORP. DBA PIONEER PIPE CORP 616 FM 1960, SUITE 290 HOUSTON, TX - 77090 kmulhear@spartansteel.com LEASE $0 THE SUAREZ LAW FIRM, PLLC 616 FM 1960, Ste 522 Houston, TX - 77090 office@asuarezlawfirm.com LEASE $0 THE UNITED STATES OF AMERICA P O BOX 9001 WINCHESTER, VA - 22604 fema-finance-vendor-payments@fema.dhs.gov LEASE $0 TRITON CONSTRUCTION COMPANY, INC. 616 FM 1960, Suite 105 Houston, TX - 77090 c.philley@yahoo.com LEASE $0 VELOCITY UNIFIED COMMUNICATIONS, INC. 616 FM 1960 W, SUITE 330 HOUSTON, TX - 77090 j.thompson@vucinc.com LEASE $0 VK CONSULTANT GROUP LLC 13100 WORTHAM CENTER DR STE 300 ATTN: VALERIE CARTER HOUSTON, TX - 77065 vcarter@vkconsultantgroup.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 73 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ACUPUNCTURE THERAPEUTIC BEAUTY CENTER, CORP. 3100 TIMMONS LANE, SUITE 540 HOUSTON, TX - 77027 lingshu8@gmail.com LEASE $0 AFFILIATES IN PHYSICAL THERAPY, INC. 3100 TIMMONS LANE, SUITE 120 HOUSTON , TX - 77027 laurie@affiliatesinphysicaltherapy.com LEASE $0 AFFILIATES PRIME, LLC 3100 TIMMONS LANE, SUITE 115 HOUSTON, TX - 77027 laurie@affiliatesprime.com LEASE $0 ANCHOR HOSPICE, LLC 3100 TIMMONS LANE, SUITE 265 HOUSTON, TX - 77027 dnichols@anchorhospice.com LEASE $0 ANDREW SALEM, MD 3100 TIMMONS LANE, SUITE 320 HOUSTON, TX - 77027 mmansour1989@gmail.com LEASE $0 BEACHEM LAW FIRM 3100 TIMMONS, SUITE 54 HOUSTON, TX - 77027 jermecia.beachem@beachemlaw.com LEASE $0 BROSNAN RISK CONSULTANTS, LTD. 1 BLUE HILL PLAZA, 14TH FLOOR PEARL RIVER, NY - 10965 Vendor-invoices@brosnanrisk.com LEASE $0 CARRIGAN & ANDERSON, PLLC 3100 TIMMONS LANE, SUITE 210 HOUSTON, TX - 77027 rjones@ccatriallaw.com LEASE $0 DAVID P. MATTHEWS, LLP DBA MATTHEWS & ASSOCIATES 2905 SACKETT ST. ATTN: MONYA SCHWARTZ HOUSTON, TX - 77098 mschwartz@thematthewslawfirm.com LEASE $0 DR. LAWRENCE WRIGHT 3100 TIMMONS LANE, SUITE 150 HOUSTON. TX - 77027 yygallaga@gmail.com LEASE $0 FUSI AND CRAIG PLASTIC SURGERY, PA 3100 TIMMONS LANE, SUITE 255 HOUSTON, TX - 77027 tythomas@tz.cpa LEASE $0 GREENWAY CHIROPRACTIC 3100 TIMMONS LANE, SUITE 135 HOUSTON , TX - 77027 timzeller@gmail.com LEASE $0 HOGDEN INDUSTRIES, LLC 3100 TIMMONS LANE, SUITE 555 HOUSTON, TX - 77027 sarah@hogden.com LEASE $0 HOLD TIGHT SOLUTIONS, INC. P.O. BOX 27907 HOUSTON, TX - 77227 reese.hazel@holdtight.com LEASE $0 HOUSTON NEUROPSYCHOLOGY ASSOCIATES, PLLC 3100 TIMMONS LANE, SUITE 565 HOUSTON, TX - 77027 managers@houston-npa.com LEASE $0 HR WALLINGFORD INTERNATIONAL OPERATIONS DIRECTOR HOWBERY PARK, WALLINGFORD UNITED KINGDOM - OX10 8BA r.lewis@hrwallingford.com LEASE $0 HYPE SPORTS MEDICINE, LLC 3100 TIMMONS LANE, SUITE 585 HOUSTON, TX - 77027 casey@hypesportsmed.com LEASE $0 IMPARALI CUSTOM TAILORS, LLC 3100 TIMMONS LANE, SUITE 125 HOUSTON, TX - 77027 matt@imparali.com LEASE $0 IMPECCABLE ENTERPRISES, LLC 3100 TIMMONS LANE, SUITE 145 HOUSTON, TX - 77027 impeccablecredit@gmail.com LEASE $0 ISABELLA MIA SKIN CARE INC. 3100 TIMMONS LANE, SUITE 390 HOUSTON, TX - 77027 isabellamiaskincare@gmail.com LEASE $0 JAG ENERGY HOLDINGS, LLC 3100 TIMMONS LANE STE 270 HOUSTON, TX - 77027 accounting@jagenergy.com LEASE $0 JAMES S. WALKER and ERIC J. KIRKPATRICK 1810 KIPLING ST. HOUSTON, TX - 77098 jwalker@walkertexaslawyer.com LEASE $0 K. RENEE SALON 3100 TIMMONS LANE, STE #130 HOUSTON , TX - 77027 mkrenee01@aol.com LEASE $0 KIM M. CRAMER 1312 UTAH ST. HOUSTON, TX - 77007 kimcramer@sbcglobal.net LEASE $0 KNOWLES WELLNESS SOLUTIONS, LLC 3100 TIMMONS LANE, SUITE 351 HOUSTON, TX - 77027 info@hairandwellness.com LEASE $0 MERCURY CHAMBER ORCHESTRA INC. 3100 TIMMONS LANE, SUITE 201 HOUSTON, TX - 77027 brian@mercuryhouston.org LEASE $0 NORMAN L. STRAUB and DAVID K. MESTEMAKER 14219 LAKE SCENE TRAIL HOUSTON, TX - 77059 nstraub@mandsattorneys.com LEASE $0 PEGGY A. MATTHEWS 3100 TIMMONS LANE, SUITE 300 HOUSTON, TX - 77027 pmatthews@rrrhouston.com LEASE $0 PSI PREMIER SPECIALTIES, INC 3100 Timmons Lane, Ste 101 HOUSTON, TX - 77027 stephen.snyder@bcpgroup.net LEASE $0 RENOVA HEALTHCARE MANAGEMENT, LLC 3100 TIMMONS LANE, SUITE 225 HOUSTON, TX - 77027 mark.naghavi@renovalaser.com LEASE $0 3100 TIMMONS Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 74 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure REVIVE HOUSE BUYERS LLC 3100 TIMMONS LANE, SUITE 445 HOUSTON, TX - 77027 Michelle@greenlightoffer.com LEASE $0 ROGER GODDARD, CPA, P.C. 3100 TIMMONS LANE, STE 440 HOUSTON, TX - 77027 rgoddard@rogergoddardcpa.com LEASE $0 S & S THERAPY, L.P. 3100 TIMMONS LANE, SUITE 450 HOUSTON, TX - 77027 drf@fixmysportsinjury.com LEASE $0 SUJEETH DRAKSHARAM 30 BERINGER PLACE SUGAR LAND, TX - 77479 sbd@sirrusengineers.com LEASE $0 THE GUESS GROUP, INC. 3100 TIMMONS LANE, SUITE 200 HOUSTON, TX - 77027 carolyn@guessgroup.net LEASE $0 TREVINO CONSULTING GROUP, LLC 5334 BORDLEY DRIVE HOUSTON, TX - 77056 ileana@trevinoconsulting.org LEASE $0 VLADIMIR REDKO, MD 41 Stillforest St Houston, TX - 77024 vsredko@gmail.com LEASE $0 WIND HOLDINGS LLC 3100 TIMMONS LANE, SUITE 100 HOUSTON, TX - 77027 ryanwind@gmail.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 75 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure AARON CHRISTENSEN 11811 N FREEWAY, STE 200 HOUSTON, TX - 77060 aaron@agcfirm.com LEASE $0 ACACIA MORTGAGE FINANCE GROUP INC 4619 ST. MICHAELS COURT ATTN: HERBERT ENGLISH SUGAR LAND, TX - 77479 henglish@acaciamtg.com LEASE $0 ALI FAROOQI 20822 JADESTONE LANE ATTN: ALI FAROOQI SPRING, TX - 77388 razafarooqui@gmail.com LEASE $0 APTIVE DIAGNOSTICS LLC 5745 BROOKFIELD CIRCLE ATTN: MICHAEL FRIED FT. LAUDERDALE, FL - 33312 billing@aptivedx.com LEASE $0 AVAIL SECURITY GROUP, LLC 11811 N. FREEWAY, STE 301 HOUSTON, TX - 77060 k.franco@availsg.com LEASE $0 BELOR HOME HEALTH, INC. 1511 CHESTNUT RIDGE RD. KINGWOOD, TX - 77339 belorcaroline@gmail.com LEASE $0 BRITTANY SCOBY 9393 FM 1960 BYPASS ROAD HUMBLE, TX - 77338 brittanyscoby@yahoo.com LEASE $0 CHERI HARMON 11811 N. FREEWAY STE 508 HOUSTON, TX - 77060 jamcrewtaxes@gmail.com LEASE $0 CONFIE ADMINISTRATIVE SERVICES, INC. 11511 LUNA ROAD, SUITE 500 FARMERS BRANCH, TX - 75234 Kendra.lewelling@confiegroup.com LEASE $0 CONSTRUCTION101FORWO MEN.COM 11811 N. FREEWAY, STE 490 HOUSTON, TX - 77060 sandrahvittands@sandbsystems.com LEASE $0 CURTIS VAUGHN 1510 TWINBROOKE DRIVE HOUSTON, TX - 77088 tawannahumphrey@yahoo.com LEASE $0 DAMON P. COLEMAN 3303 CYPRESS CREEK PARKWAY, SUITE 470D HOUSTON, TX - 77068 damonpcoleman@gmail.com LEASE $0 EC, LLC 11811 NORTH FREEWAY, SUITE 625 HOUSTON, TX - 77060 Adriana.calhoon@gmail.com LEASE $0 ENERG SCREEN LLC ATTN: HOWARD BONHOMME 14307 MOPAN SPRINGS LANE HOUSTON, TX - 77044 hbonhomme@energscreens.com LEASE $0 EVARISTUS NKONGCHU 11811 N FREEWAY, STE 160 HOUSTON, TX - 77060 Nkongchulaw@gmail.com LEASE $0 FRED LOYA - ADMINISTRATION/RETAIL SALES 1800 LEE TREVINO, SUITE 201 EL PASO, TX - 79936 propmgmt@fredloya.com LEASE $0 FRED LOYA - LEGAL/CLAIMS 1800 LEE TREVINO, SUITE 201 EL PASO, TX - 79936 propmgmt@fredloya.com LEASE $0 FRED LOYA - TRAINING 1800 LEE TREVINO, SUITE 201 EL PASO, TX - 79936 propmgmt@fredloya.com LEASE $0 HEALTHCARE TRAINING INSTITUTE, INC 11811 N FREEWAY, STE 300 HOUSTON, TX - 77060 catina.brimmer@outlook.com LEASE $0 HOPE COUNSELING SERVICES, LLC 11811 NORTH FREEWAY, SUITE 608 HOUSTON, TX - 77060 kwcofield@gmail.com LEASE $0 I.G.P. LOGISTICS LLC 11811 N FREEWAY, STE 557 HOUSTON, TX - 77060 pauldaniel2070@gmail.com LEASE $0 INVITCUS THIRTY, INC 11811 N FREEWAY, STE 556 HOUSTON, TX - 77060 imosesjr@comcast.net LEASE $0 J&H ACOUSTICAL CEILINGS AND CONSTRUCTION LLC C/O JONATHAN FLORES 4118 E CROSSTIMBERS STREET HOUSTON, TX - 77016 jonathan@JHAcousticsAndConstruction.com LEASE $0 JOEL ORELLANA 11811 NORTH FREEWAY, SUITE 450 HOUSTON, TX - 77060 kevin.orellana.2015@gmail.com LEASE $0 JUAN M. ALDAPE, ATTORNEY AT LAW11811 NORTH FREEWAY, SUITE 618 HOUSTON, TX - 77060 aldapelaw@gmail.com LEASE $0 LACOMELAW, P.C. ATTN: JOSEPH LaCOME 4040 CIVIC CENTER DRIVE, SUITE 200 SAN RAFAEL, CA - 94903 lacomelawhouston@gmail.com LEASE $0 LATIN MANAGEMENT 11811 N FREEWAY, STE 105 HOUSTON, TX - 77060 ostmich@att.net LEASE $0 LAW OFFICES OF CHAUNTE STERLING, PLLC 11811 N. FREEWAY, STE 218 HOUSTON, TX - 77060 Chaunte.sterling@gmail.com LEASE $0 11811 NORTH FREEWAY Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 76 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure LAW OFFICES OF GEORGE FORD 11811 N FREEWAY, STE 533 HOUSTON, TX - 77060 georgeford858@gmail.com LEASE $0 LAW OFFICES OF NAOMI L. GARCIA & ASSOC., PLLC 11811 NORTH FREEWAY, STE 503 HOUSTON, TX - 77060 attorneynaomigarcia@gmail.com LEASE $0 LEIBOWITZ AMC, INC. 11811 N FREEWAY, STE 558 HOUSTON, TX - 77060 lynnl@leibowitz-horton.com LEASE $0 LOFTY TRANSPORTATION SERVICES, LLC 696 pineloch Drm, apt 816 ATTN: ASHRAF ALY Webster, TX - 77598 lotfytransportation@gmail.com LEASE $0 MELVIN DOLOBAH 11811 N. FREEWAY, SUITE 554 HOUSTON, TX - 77060 melvinbanks2005@yahoo.com LEASE $0 MICHAEL SOFIA 11811 N FREEWAY, STE 544 HOUSTON, TX - 77060 mikesofia@outlook.com LEASE $0 MINOR TO MAJOR LLC 11811 N FREEWAY, STE 549 HOUSTON, TX - 77060 jrankins1@angelo.edu LEASE $0 MINT DENTISTRY, PLLC 11811 NORTH FREEWAY, SUITE 600 HOUSTON, TX - 77060 emilyrellis@mintdentistry.com LEASE $0 MMK GROUP OF TEXAS, LLC 21510 HALES HUNT COURT ATTN: MACK MONTGOMERY SPRING, TX - 77388 mack@winnerscirclegroupoftexas.com LEASE $0 NATIONWIDE TRAILERS, LLC 11811 NORTH FREEWAY, SUITE 210 HOUSTON, TX - 77060 garyd@nationwidetrailers.com LEASE $0 NOE PENALOZA 11811 N FREEWAY, STE 537 HOUSTON, TX - 77060 noepenaloza20@hotmail.com LEASE $0 OMNIA HEALTHCARE HOLDINGS, LLC 11811 N FREEWAY, STE 507 HOUSTON, TX - 77060 seun.kibirige@omniahealthcare.com LEASE $0 OPTIMA LOGISTICS LLC 17701 108TH AVENUE SE, #543 RENTON, WA - 98055 snyagu2008@gmail.com LEASE $0 REFLEXIONES BILINGUAL FAMILY SERVICES 11811 N FREEWAY, STE 526 HOUSTON, TX - 77060 f.williams@reflexionesbfs.org LEASE $0 REFUND ADVISORY CORP 11811 N FREEWAY, STE 543 HOUSTON, TX - 77060 karyn@kwardcpa.com LEASE $0 SANG JOO 11811 NORTH FREEWAY STE 260 HOUSTON, TX mskjoo@yahoo.com LEASE $0 TOBY INSURANCE SERVICES LLC 24624 I-45N, SUITE 200 SPRING, TX - 77386 jennifer@goldenhillinsurance.com LEASE $0 VERIZON 180 WASHINGTON VALLEY RD. ATTN: NETWORK REAL ESTATE BEDMINSTER, NJ - 07921 Lee.Heinsohn@VerizonWireless.com LEASE $0 W. BALDWIN INC. 11811 N. FREEWAY, STE 510 HOUSTON, TX - 77060 joseph2977@sbcglobal.net LEASE $0 WADE RATHKE ATTN: LES SALMERON 3333 FANNIN, SUITE 115 HOUSTON, TX - 77004 chieforganizer@unitedlaborunions.org LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 77 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ABB CARE TRANSPORT INC ATTN: AMIN ABBASHER 101 BRANCHWOOD TRAIL COPPELL, TX - 75019 acostly@yahoo.com LEASE $0 ACTUAL SEO MEDIA, INC. 1880 S DAIRY ASHFORD, SUITE 682 HOUSTON, TX - 77077 admin@actualseomedia.com LEASE $0 AESTHETIC LINE BY IC, LLC 1880 S DAIRY ASHFORD, STE 660 HOUSTON, TX - 77077 aestheticlineingridchacon@gmail.com LEASE $0 ASCENT BUSINESS SYSTEMS, INC. 1880 S. DAIRY ASHFORD, SUITE 535 HOUSTON, TX - 77077 mhutar@ascent-sys.com LEASE $0 B.I.E. INTERNATIONAL INC. 1880 SOUTH DAIRY ASHFORD, SUITE 525 HOUSTON, TX - 77077 ralph.grenville@biegroup.com LEASE $0 BEAUTE CONNECTION DG, LLC. 6619 AMBERFIELD LANE ATTN: DORKA GARRIDO KATY, TX - 77449 juligarrifreedom@gmail.com LEASE $0 BILINGUALEDUCATORS.COM, INC. 1880 S DAIRY ASHFORD, SUITE 410 HOUSTON, TX - 77077 helent@bilingualprofessionalstudies.com LEASE $0 BOLTERA LLC 1880 S. DAIRY ASHFORD, SUITE 545 HOUSTON, TX - 77077 brian@boltera.com LEASE $0 CALIBUR INTEGRATED SOLUTIONS INC 455 WILDWOOD FOREST DRIVE, APT 8306 SPRING, TX - 77380 Niranjanreddy.spring14@gmail.com LEASE $0 CAMETRA CARETTI dba THE BODY SNOBS AND THERAPY AESTHETICS SPA L.L.C. 1880 S. DAIRY ASHFORD, SUITE 315 ATTN: CAMETRA CARETTI AND TAIRAJAE ZACHARY HOUSTON, TX - 77077 snobtherapy@gmail.com LEASE $0 CENA FITTINGS USA, LLC 400 N. SAM HOUSTON PARKWAY EAST SUITE 412 HOUSTON, TX - 77060 colebarnett@gmail.com LEASE $0 CINGULAR AT&T MOBILITY c/o ENGIE INSIGHT MS7372 P.O. BOX 2241 SPOKANE, WA - 99210-2456 releaseadmin@att.com LEASE $0 CNE HOME HEALTH SERVICES, INC 1880 S DAIRY ASHFORD, SUITE 537 HOUSTON, TX - 77077 jund@cnetexas.com LEASE $0 CORESOL LLC AND PRATHISTA INTERNATIONAL INC 1880 S. DAIRY ASHFORD, SUITE 360 ATTN: J.D. BHUSRI HOUSTON, TX - 77077 jd@coresolusa.com LEASE $0 CORYS, INC. 1880 S. DAIRY ASHFORD, SUITE 685 HOUSTON, TX - 77077 Laurie.Ryan@corys.com LEASE $0 DAVID N. WRIGHT AND ASSOCIATES, LLC 525 ROUND ROCK WEST DRIVE, SUITE A-145 ROUND ROCK, TX - 78681 zhen.wu@dalecarnegie.com LEASE $0 ELIAS VIEZCA, CALVIN SAULNY AND HORACE SINCLAIR DBA PRIMERICA 1880 S. DAIRY ASHFORD ROAD, SUITE 211B ATTN: ELIAS VIEZCA, CALVIN SAULNY, HORACE SINCLAIR HOUSTON, TX - 77077 hsinclair@primerica.com LEASE $0 ENERGY COGNITO LLC 1880 S DAIRY ASHFORD, SUITE 580 HOUSTON, TX - 77077 pson@energycognito.com LEASE $0 ENVISION EMPOWERMENT PSYCHOTHERAPY AND CONSULTING 1880 S DAIRY ASHFORD, SUITE 415 HOUSTON, TX - 77077 tewing@envisionempowerment.net LEASE $0 EOS ACCOUNTANTS LLP 1880 S DAIRY ASHFORD, SUITE 237 HOUSTON, TX - 77077 ap@eosllp.com LEASE $0 EROX LLC 22726 GINOSA TRAIL KATY, TX - 77449 Erosxspa1@gmail.com LEASE $0 GENESYS WORKS 1880 SOUTH DAIRY ASHFORD ROAD, SUITE 300 HOUSTON, TX - 77077 ap@genesysworks.org LEASE $0 GERMAN MANRIQUE 12610 BRIAR PATCH ROAD HOUSTON, TX - 77077 german@tracshipping.com LEASE $0 HOUSTON CENTER OF HOMEOPATHY, INC. 1880 SOUTH DAIRY ASHFORD, SUITE 216 HOUSTON, TX - 77077 cindy@homeopathyhouston.com LEASE $0 HOUSTON CUSTOM INSTALLERS INC. 12518 MILLVAN DRIVE ATTN: ENJOLI WOODS HOUSTON, TX - 77070 enjoli@houstoncustominstallers.com LEASE $0 ASHFORD CROSSING II Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 78 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure HRTCS, LLC 2412 APPIAN WAY ATTN: RENEE HILL PEARLAND, TX - 77584 reneehill0310@yahoo.com LEASE $0 IMPERIUM ELITE, INC. 1880 S DAIRY ASHFORD, SUITE 405 HOUSTON, TX - 77077 amcnally11@gmail.com LEASE $0 IPCOS INC 1880 S. DAIRY ASHFORD, SUITE 330 ATTN: PETER VAN OVERSCHEE HOUSTON, TX - 77077 peter.vanoverschee@ipcos.com LEASE $0 JAPANESE EDUCATIONAL INSTITUTE HOUSTON 1880 S DAIRY ASHFORD, STE 110 HOUSTON. TX - 77056 info@jbahouston.org LEASE $0 JERMAINE PHILLIPS INSURANCE AGENCY, INC 1880 S. DAIRY ASHFORD, SUITE 403 HOUSTON, TX - 77077 phillipsagency@icloud.com LEASE $0 JOHNNY ROAF DBA TEXAS WEEKLY ONLINE 14226 GLASGOW PLACE HOUSTON, TX - 77077 mitzgaiser@gmail.com LEASE $0 KING CAPITAL ADVISORS, INC 12000 WESTHEIMER, SUITE 225 ATTN: JEFF VAN WART HOUSTON, TX - 77077 jvanwart@kingcapitaladvisors.com LEASE $0 LUIS VELASQUEZ DBA LV BRANDING 1755 CRESCENT PLAZA DRIVE ATTN: LUIS VELASQUEZ HOUSTON. TX - 77007 luis@lvbranding.com LEASE $0 LUXE BOOTH HOUSTON LLC 23018 TRUE FORTUNE DRIVE KATY, TX - 77493 saraki.hit@gmail.com LEASE $0 MAIN LANE INDUSTRIES LTD. 14115 LUTHE ROAD SUITE #100 HOUSTON, TX - 77039 accountspayable.manager@mc2civil.com LEASE $0 MICHAEL REA 1511 BRAZOS GATE DRIVE ATTN: MICHAEL REA RICHMOND, TX - 77469 yasminrenaud18@gmail.com LEASE $0 NATIONAL LIBERTY GROUP LLC 6331 APPLEWOOD FOREST DRIVE ATTN: MARIA PAPI KATY, TX - 77494 mariapapi839@gmail.com LEASE $0 NATIONAL PROPERTY VALUATION ADVISORS, INC. 1880 SOUTH DAIRY ASHFORD RD, SUITE 270 HOUSTON, TX - 77077 kelly.tatro@npvadvisors.com LEASE $0 PERC ENGINEERING, LLC 1880 S. DAIRY ASHFORD, SUITE 606 HOUSTON, TX - 77077 Christine.Do@EXP-Eng-Int.com LEASE $0 POLARIS LOGISTICS GROUP, INC 1880 S. DAIRY ASHFORD, SUITE 600 HOUSTON, TX - 77077 ray.gill@polarislogisticsgroup.com LEASE $0 R3 YES! REAL ESTATE, LLC 1722 WOODLAND PARK DRIVE ATTN: MARIO ROMERO HOUSTON, TX - 77077 mario@r3yesrealty.com LEASE $0 ROBERT SANTOS, JR. 16839 MARSTON PARK LN HOUSTON, TX - 77084 robert.santos@pivotpermits.com LEASE $0 ROYAL CONTRACTING LLC 17706 TOWER BLUFF LANE CYPRESS, TX - 77433 echacon@royalcontracting.us LEASE $0 ROYALTY SELECT GROUP, LLC 1880 S. DAIRY ASHFORD , SUITE 697 ATTN: SANDRA BARRAZA Houston, TX - 77077 sandraheretohelp@outlook.com LEASE $0 SANTA FE GROUP AMERICAS, INC 1880 S. DAIRY ASHFORD, SUITE 280 HOUSTON, TX - 77077 Asha.Patel@SantaFeRelo.com LEASE $0 SHARP DPH, INC. 14103 QUEENSBURY LN. HOUSTON, TX - 77079 john@jkattorney.com LEASE $0 SHARP REFLECTIONS INC. ATTN: FRANT MACRAE 1880 S DAIRY ASHFORD, SUITE 320 HOUSTON, TX - 77077 admin@sharpreflections.com LEASE $0 SKY BIRD TRAVEL & TOURS OF TEXAS, INC. 1880 DAIRY ASHFORD, SUITE 414 HOUSTON, TX - 77077 tanvir@skybirdtravel.com LEASE $0 SPECTRUM SOLUTIONS, LLC 1070 CURTIN STREET ATTN: JUSTIN ABBOTT HOUSTON, TX - 77018 justin.abbott@spectrumsolutionsllc.net LEASE $0 SPRINTCOM, INC. 6391 SPRINT PARKWAY OVERLAND PARK, KS - 66251 propertymanagement@t-mobile.com LEASE $0 STEPHANY GAVIRIA 24623 LAKECREST TOWN DRIVE KATY, TX - 77493 stephanygaviria10@icloud.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 79 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure STONCEPT LLC 30685 FM 2978., APT. 138 ATTN: FELIX CORONEL MAGNOLIA, TX - 77354 fcoronel@stoncept.com LEASE $0 TEST CENTER USA INC. 12651 BRIAR FOREST DRIVE, SUITE 225 ATTN: ZIA QURESHI HOUSTON, TX - 77077 admin@testcenterusa.com LEASE $0 UAS INTERNATIONAL TRIP SUPPORT 1880 S. DAIRY ASHFORD, SUITE 180 HOUSTON, TX - 77077 zamin@uas.aero LEASE $0 USHA HOUSTON, LLC and ROBERT CAMPBELL 1880 S DAIRY ASHFORD, SUITE 424 HOUSTON, TX - 77077 robert.campbell@ushadvisors.com LEASE $0 VARCO HOSPICE, LLC 9898 BISSONNET, #364 ATTN: KASHIF MAHMOOD HOUSTON, TX - 77036 saba@varcohospice.com LEASE $0 WILLIAM DURAN DBA DERMOSSA 16000 BAKERS POINT LN, SUITE 570 ATTN: WILLIAM DURAN HOUSTON, TX - 77079 widuos1@yahoo.com LEASE $0 ZAPHIRO HOME HEALTH, LLC ATTN: DEYVIS COMEJO BUSTO 1880 S DAIRY ASHFORD, SUITE 356 HOUSTON, TX - 77077 deyvis@zaphirohomehealth.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 80 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure CARRIER CORPORATION c/o UT REALTY 9 FARM SPRINGS ROAD FARMINGTON, CT - 06032 carrierleasepay@cushwake.com LEASE $0 HEALTHLINE MEDICAL EQUIPMENT, LLC 4709 LYDIA WICHITA FALLS, TX - 76308 Kirstin.Demmer@colliers.com LEASE $0 JORDAN MEDIA, LLC 1901 N. Glenville, Suite 401 Richardson, TX - 75081 kera@jordanmedia.net LEASE $0 JORDAN MEDIA, LLC 1901 Glenville, Suite 451 Richardson, TX - 75081 kera@jordanmedia.net LEASE $0 SPEECH PRIVACY SYSTEMS, LLC P.O. BOX 41 ALLEN, TX - 75013 ap@mpsacoustics.com LEASE $0 CENTRAL PARK BUSINESS CENTER Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 81 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ASTRO INSURANCE AGENCY, INC. 8914 SNYDER FARM LANE ATTN: CARLOS KISSLINGER RICHMOND, TX - 77469 kisslinger22@gmail.com LEASE $0 B&C SPA, LLC and QI WANG 4224 BELLE PARK DR. HOUSTON, TX - 77072 hebbewang20131012@gmail.com LEASE $0 CHATEAU DE PARIS LLC 7810 ROUND BANK DR ATTN: BLANCA SILVA HOUSTON, TX - 77064 all@lavillavenue.com LEASE $0 CINDY TUYEN NGUYEN 12406 SARTI STREET HOUSTON, TX - 77066 cindynguyen8973@yahoo.com LEASE $0 ELIZABETH AKROFI 5020 FM 1960 RD W, SUITE A5-A HOUSTON, TX - 77069 lizsbeautysupply@gmail.com LEASE $0 EMMIE NGUYEN 5020 Fm 1960 w rd, b10 HOUSTON, TX - 77069 emmierr82@gmail.com LEASE $0 GAME OVER VIDEOGAMES, INC. 911 W. ANDERSON LN, SUITE 106 AUSTIN, TX - 78757 david@gameovervideogames.com LEASE $0 JAQUELIN MENDOZA 14222 WUNDERLICH DR #812 HOUSTON, TX - 77069 jmagalymendoza@gmail.com LEASE $0 JOCELYN OYINKA BIOS 5020 FM 1960 WEST, SUITE A4 HOUSTON, TX - 77069 icgcroyaltempletx@gmail.com LEASE $0 PRV ENTERPRISES, LLC 5020 FM 1960 RD W, SUITE A7 HOUSTON, TX - 77069-4520 amir.amman@gmail.com LEASE $0 REPUBLIC FINANCE, LLC 7031 COMMERCE CIRCLE BATON ROUGE, LA - 70809 leases@republicfinance.com LEASE $0 SMILE BRANDS OF TEXAS, LP ATTN: REAL ESTATE DEPARTMENT BUILDING D02, SUITE 322 800 WISCONSIN ST, BOX 37 EAU CLAIRE, WI - 54703 smilebrands@swearingen.com LEASE $0 TAMEKIA WATKINS 5020 FM 1960 WEST, SUITE B2 HOUSTON, TX - 77069 NOSEAFOODANDDAIQUIRIS@GMAIL.COM LEASE $0 TC BOBA, LLC 10627 SUNSWEPT FIELDS LANE ATTN: TAI NGUYEN HOUSTON, TX - 77064 jteaus@gmail.com LEASE $0 VICTOR DOMINGUEZ 4415 S. SHAVER #1901 PASADENA, TX - 77504 vicbaporru28@gmail.com LEASE $0 CHELSEA SQUARE Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 82 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ADOLESCENT HEALTH ASSOCIATES, P.A. 12800 HILLCREST ROAD, SUITE A216 DALLAS, TX - 75230 vivabien@hotmail.com LEASE $0 ADVANCED SPEECH & LANGUAGE THERAPY, LLC 12850 HILLCREST ROAD, SUITE F102 DALLAS, TX - 75230 asltbilling@gmail.com LEASE $0 AFFILIATED AIR, INC. 10610 METRIC DRIVE, #110 DALLAS, TX - 75243 affiliatedair@yahoo.com LEASE $0 ANDREY CHEHELOKOVSKIY 11816 INWOOD ROAD, SUITE 1326 DALLAS, TX - 75244 andrey@360painting.com LEASE $0 ANNA BURTON 12830 HILLCREST ROAD, SUITE SAT04 DALLAS, TX - 75230 annaburton@gmail.com LEASE $0 ARRINGTON OUTDOOR ADVERTISING, LP 12880 HILLCREST ROAD, SUITE J217 DALLAS, TX - 75230 Mike@arringtonoutdoor.com LEASE $0 ASBY HEALTH LLC 12890 HILLCREST ROAD, SUITE K109 DALLAS, TX - 75230 asbyhealth@gmail.com LEASE $0 BARBARA YONAN 12830 HILLCREST ROAD, SUITE D111-18 DALLAS, TX - 75230 yonan.barbara40@gmail.com LEASE $0 BEST CHOICE HOME CARE INC. 12820 HILLCREST RD, SUITE C107 DALLAS, TX - 75230 kate@arstarhh.com LEASE $0 BILLY GRAMMER, LPC/LMFT/CST 12820 HILLCREST ROAD, SUITE C203 DALLAS, TX - 75230 billyglpc@gmail.com LEASE $0 BOLD ENTERPRISE, LLC. 12810 HILLCREST, SUITE B115 ATTN: LEESEAN BOLLING DALLAS, TX - 75230 info@boldenter.com LEASE $0 BOYD LYLES, M.D., P.A., a Texas Professional Association 7223 LAVENDALE CIRCLE DALLAS, TX - 75230 kim@bookkeepinginmotion.com LEASE $0 CABE-LONG PROPERTIES, LTD 12830 HILLCREST ROAD, SUITE D111-33 DALLAS, TX - 75230 cabelongproperties@gmail.com LEASE $0 CENTER FOR HOLISTIC HEALING 12870 HILLCREST ROAD, SUITE H226 DALLAS, TX - 75230 center@holistichealingjs.com LEASE $0 CENTER FOR SOCIAL SUCCESS, P.C. 12880 HILLCREST ROAD, SUITE J105 DALLAS, TX - 75230 melissa@dristre.com LEASE $0 CHAD SIMMONS, M.D. 12890 HILLCREST ROAD, SUITE K203 DALLAS, TX - 75230 dcsimmonsmd@gmail.com LEASE $0 CHAPPELL COUNSELING SERVICES LLC 8613 TREASURE COVE ATTN: Nina Chappell ROWLETT, TX - 75089 ninachappell@verizon.net LEASE $0 CLEAR CONNECTION COMMUNICATIONS, LLC 12830 HILLCREST ROAD, SUITE D111-3 AND 31 DALLAS, TX - 75230 bhatten@clearconnectiontx.com LEASE $0 CONVERGING HEALTH, LLC 12810 HILLCREST ROAD, SUITE B221 DALLAS, TX - 75230 accounting@ConvergingHealth.com LEASE $0 CYNTHIA SWAYZE SMITH 7223 LAVENDALE CIRCLE DALLAS, TX - 75230 kim@bookkeepinginmotion.com LEASE $0 DANIEL HORTON, PHD 3319 WHITEHALL DRIVE DALLAS, TX - 75229 drhorton@danielhortonphd.com LEASE $0 DAVID TROSMAN ATTORNEYS AND COUNSELORS AT LAW PLLC 12820 HILLCREST ROAD, SUITE C119 DALLAS, TX - 75230 trosman_david@yahoo.com LEASE $0 DENNARD-LASCAR ASSOCIATES, LLC 1800 W. LOOP SOUTH, #200 Houston, TX - 77027 rblack@dennardLascar.com LEASE $0 DENTAL SURGICAL SOLUTIONS, LLC 3500 CENTENARY AVE DALLAS, TX - 75225 Larapoynor@aol.com LEASE $0 DONALD E. LOOKADOO 6730 BROOKSHIRE DRIVE DALLAS, TX - 75230 delookadoo@aol.com LEASE $0 DONALD HAYS 9619 BASELINE DRIVE DALLAS, TX - 75243 hays5180@sbcglobal.net LEASE $0 DR. QIONG BAI, OMD LAc 12880 HILLCREST ROAD, SUITE J224 DALLAS, TX - 75230 bai@acupuncturetx.com LEASE $0 DR. SUSAN BROOKS, LAC, DACM 2725 WINDING OAK TRAIL GARLAND, TX - 75044 brinnarde@gmail.com LEASE $0 DWIGHT KIERBOW HOMES, LLC 12830 HILLCREST ROAD, SUITE D111-20 DALLAS, TX - 75230 m.kierbow@yahoo.com LEASE $0 COMMERCE PLAZA HILLCREST Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 83 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure DY PROPERTIES, INC. 12830 HILLCREST ROAD, SUITE D111-5 DALLAS, TX - 75230 mfincher@roseinv.com LEASE $0 DYAN TAREPE 12830 HILLCREST ROAD, SUITE D201 DALLAS, TX - 75230 dyanjohnson101@gmail.com LEASE $0 EBS COLLECTION LLC 4232 MCKINNEY, #110 DALLAS, TX - 75205 leesasmi@gmail.com LEASE $0 EDWARD L. GOLUB 12724 SUNLIGHT DRIVE DALLAS, TX - 75230 ed.golub@att.net LEASE $0 ERIC LUND 12830 HILLCREST ROAD, SUITE SAT-06 DALLAS, TX - 75230 eric@ericlundcpa.com LEASE $0 FOSTER KIDS CHARITY 12830 HILLCREST ROAD, SUITE D111-26 DALLAS, TX - 75230 michelle@fosterkidscharity.org LEASE $0 FREDRICK J. O'LAUGHLIN, P.C. 12830 HILLCREST ROAD, SUITE SAT-26 DALLAS , TX - 75230 fred.olaughlin@gmail.com LEASE $0 FX TRADING, LLC 12800 Hillcrest Road, Ste. A108 Dallas, TX - 75230 lcadeh@me.com LEASE $0 GILBERT COMMERCIAL LP 12830 HILLCREST ROAD, SUITE D122 DALLAS, TX - 75230 john@gilbertcommercial.com LEASE $0 HBP MANAGEMENT SERVICES LLC 5931 BONNARD DRIVE DALLAS, TX - 75230 msanderson@hrm-llc.com LEASE $0 HOTEL ASSOCIATION OF NORTH TEXAS ORGANIZATION 12830 HILLCREST ROAD, SUITE D218 DALLAS, TX - 75230 traci@hantx.org LEASE $0 HV LASH&BROW STUDIO LLC 7905 WENDY LANE ATTN: HILDA VALBUENA PLANO, TX - 75025 hilda.valbuena.rincon@gmail.com LEASE $0 INTEGRATIVE PEDIATRIC THERAPY, INC. 12850 HILLCREST ROAD, SUITE F100 DALLAS, TX - 75230 sallyf@iptkids.com LEASE $0 INTERNATIONAL TRAVEL SOLUTIONS LLC dba Passport Health 12810 HILLCREST ROAD, SUITE B131 DALLAS, TX - 75230 info@passporthealthtexas.com LEASE $0 INTERSTATE AGENT SERVICES, LLC 12830 HILLCREST ROAD, SUITE SAT-13 DALLAS, TX - 75230 Alex@interstatefilings.com LEASE $0 IPFS CORPORATION 1055 BROADWAY BLVD. 11TH FLOOR KANSAS CITY, MO - 64105-2289 ap@ipfs.com LEASE $0 JAC INSURANCE SERVICES INC. 12830 HILLCREST ROAD, SUITE D111-30 DALLAS, TX - 75230 jcrystal@twfg.net LEASE $0 JEANNIE B. WHITMAN, PHD 12830 HILLCREST ROAD, SUITE C224 DALLAS, TX - 75230 dr@jeanniewhitman.com LEASE $0 JENNY ANDRADE 12830 HILLCREST ROAD, SUITE D116 DALLAS, TX - 75230 calicostar8@gmail.com LEASE $0 JOHN S. WIGGANS, D.D.S., P.A. 12880 HILLCREST ROAD, SUITE J108 DALLAS, TX - 75230 johnwiggans@sbcglobal.net LEASE $0 JORDAN TOWING, INC. 7700 RONNIE DRIVE DALLAS, TX - 75252 shonda.jordan@sbcglobal.net LEASE $0 JOY ACKLIN, D.O., PLLC 3810 VITRUVIAN WAY, #310 ADDISON, TX - 75001 support@asperamedical.com LEASE $0 KELLY GALEY 12880 HILLCREST ROAD, SUITE J110 DALLAS, TX - 75230 kgaley@gmail.com LEASE $0 KENNETH R. CULBERTSON 12830 HILLCREST DRIVE, SUITE D111-7 DALLAS, TX - 75230 support@stracoinc.com LEASE $0 LAURA K. JOHNSON and MOLLIE D. KILLOUGH 12830 HILLCREST ROAD, SUITE D221 DALLAS, TX - 75230 demcguire@sbcglobal.net LEASE $0 LIFEPOINTE HOSPICE DALLAS METROPLEX, LLC 1900 NORTH LOOP WEST, SUITE 150 HOUSTON, TX - 77016 lifepointehospicecare@gmail.com LEASE $0 LIVING STREAM, INC. 2431 W. La Palma Avenue ATTN: Raymond J. Graver Anaheim, CA - 92801 accountspayable@lsm.org LEASE $0 LOKAHI LIFE CENTER, PLLC 12830 HILLCREST ROAD, SUITE D235 DALLAS, TX - 75230 lokahilifecenter@gmail.com LEASE $0 MANDY GOLDMAN'S EDUCATIONAL SOLUTIONS, LLC 12810 HILLCREST ROAD, SUITE B129 DALLAS, TX - 75230 mandygold@verizon.net LEASE $0 MARC WHITEHEAD & ASSOCIATES, ATTORNEYS AT LAW, LTD LLP 403 HEIGHTS BOULEVARD HOUSTON, TX - 77007 mackinley@marcwhitehead.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 84 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure MARTHA MARIN 12840 HILLCREST ROAD, SUITE E225 DALLAS, TX - 75230 mmartha20@gmail.com LEASE $0 MARTHA WILLIAMS, Ed.D. AND JAMES WALTER WILLIAMS 12820 HILLCREST ROAD, SUITE C117 DALLAS, TX - 75230 drmarthawilliams@gmail.com LEASE $0 MARY ELLEN BLUNTZER 12810 HILLCREST ROAD, SUITE B118 DALLAS, TX - 75230 bchispa@aol.com LEASE $0 MARYSE RUBERU, PHD 12830 HILLCREST ROAD, SUITE D111-19 DALLAS, TX - 75230 MaryseRuberuPhd@outlook.com LEASE $0 MEMORIAL MRI & DIAGNOSTIC MSO, LLC 9434 KATY FREEWAY, SUITE 408 HOUSTON, TX - 77055 SCalero@primemri.com LEASE $0 MEMORIAL MRI & DIAGNOSTIC MSO, LLC 9434 KATY FREEWAY, SUITE 408 HOUSTON, TX - 77055 SCalero@primemri.com LEASE $0 MICHAEL HAMILTON and CHRISTINA VINCENT 6522 SCOTTSDALE WAY FRISCO, TX - 75034 christinasgateway@gmail.com LEASE $0 MICHELLE HILL MURRAY, LLC 12880 HILLCREST, SUITE J107 DALLAS, TX - 75230 mrene56@gmail.com LEASE $0 MYPATHCOUNSELING, PLLC 7307 INGLECLIFF DRIVE DALLAS, TX - 75230 christiane@mypathcounseling.com LEASE $0 NANCY BROOKS 12830 HILLCREST ROAD, SUITE B222 DALLAS, TX - 75230 navbrooks@yahoo.com LEASE $0 NATHANIEL S. ROPER 7910 NORTHHAVEN, #13 DALLAS, TX - 75230 ropercpa@gmail.com LEASE $0 NEUROTHERAPY CENTER of DALLAS 12870 HILLCREST ROAD, SUITE H201 DALLAS, TX - 75230 admin@neurotherapydallas.com LEASE $0 NINA DELEE 12830 HILLCREST ROAD, SUITE D226 DALLAS, TX - 75230 ninadelee@sbcglobal.net LEASE $0 NORMA MELAMED and JEFFREY GLASS 12810 HILLCREST ROAD, SUITE B220 DALLAS, TX - 75230 jeffrey.glassmd@gmail.com LEASE $0 OHLENFORST THERAPY DALLAS 12800 HILLCREST ROAD, SUITE A124 DALLAS, TX - 75230 Dr.O@therapydallas.com LEASE $0 ORIGINS COUNSELING, LLC 12870 HILLCREST ROAD SUITE H226 ATTN: JARED FUSON DALLAS, TX - 75230 ap@originsrecovery.com LEASE $0 PETTRASTONE 12830 HILLCREST ROAD, SUITE SAT-14 DALLAS, TX - 75230 dial369@hotmail.com LEASE $0 RAMMELL NWAOKAI 12800 HILLCREST ROAD, SUITE A210 DALLAS, TX - 75230 dallassportsrecovery@gmail.com LEASE $0 RIKKI RUTCHIK, ATTORNEY AT LAW 12830 HILLCREST ROAD, SUITE D111-38 DALLAS, TX - 75230 rikki.rutchik@gmail.com LEASE $0 RIKKI RUTCHIK, ATTORNEY AT LAW 12830 HILLCREST ROAD, SUITE D111-38 DALLAS, TX - 75230 Rikki.rutchik@gmail.com LEASE $0 ROBERT ANSIAUX 12524 PLANTERS GLEN DALLAS, TX - 75244 ransiaux@gmail.com LEASE $0 ROBERT ANTHONY COUNSELING, PLLC 4160 GRIDIRON ROAD FRISCO , TX - 75240 rwanthony3@aol.com LEASE $0 ROGERS' CLINIC OF CHIROPRACTIC REHABILITATION, P.L.L.C. ATTN: CHRISTOPHER B. ROGERS 2203 CREEKVIEW CARROLLTON, TX - 75006 crogersdc@hotmail.com LEASE $0 SANDRA U BUTTINE 12880 HILLCREST ROAD, SUITE J102 DALLAS, TX - 75230 Collins.Bollozos@playworkspts.com LEASE $0 SARAH OWEN 12830 HILLCREST ROAD, D111-23 DALLAS, TX - 75230 sarahlpowen@gmail.com LEASE $0 SCOTT M. BALE 12800 HILLCREST ROAD, SUITE A214 DALLAS, TX - 75230 scottbale1@verizon.net LEASE $0 SHAPES INC. 12890 HILLCREST ROAD, SUITE K212 DALLAS, TX - 75230 adrianthedreamweaver@gmail.com LEASE $0 SHOSID, PRYZANT, EMERY and DOOLEY 12880 HILLCREST ROAD, SUITE J104 DALLAS, TX - 75230 MBell104@pm.me LEASE $0 SPEED WIRED, INC. 6310 LBJ FREEWAY, SUITE 120 DALLAS, TX - 75240 Darren@pctsupport.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 85 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure STREET INSURANCE AGENCY LLC 5547 SERRANO AVENUE DALLAS, TX - 75240 nesta.street@gmail.com LEASE $0 SUGGS PEDIATRIC OUTPATIENT THERAPY 639 SWORD BRIDGE DR. LEWISVILLE, TX - 75056 jennifersuggs@spotstx.com LEASE $0 SUKHDEEP KAUR 12840 HILLCREST ROAD, SUITE E210 DALLAS, TX - 75230 info@texasheartcpr.com LEASE $0 TEXAS HAND REHABILITATION AND OCCUPATIONAL THERAPY 12880 HILLCREST ROAD, SUITE J103 DALLAS, TX - 75230 texashandrehab@gmail.com LEASE $0 THE COHN LAW FIRM 12830 HILLCREST ROAD, SUITE SAT-01 DALLAS, TX - 75230 lawvol1@cohnlawfirm.com LEASE $0 THE HELM ABA LLC 12880 HILLCREST ROAD, SUITE J210 DALLAS, TX - 75230 leeann@thehelmaba.com LEASE $0 THE JEALOUS MERMAID, INC. 12830 HILLCREST ROAD, SUITE D111-7 DALLAS, TX - 75230 donna@gopalmgardens.com LEASE $0 THOMAS A GRUGLE, MD 12830 HILLCREST ROAD, SUITE D222 DALLAS, TX - 75230 tgrugle@mac.com LEASE $0 THOMAS L ENGLAND III 12800 HILLCREST ROAD, SUITE A208 DALLAS, TX - 75230 tenglandii@aol.com LEASE $0 TOTAL CARE ORTHOTICS and PROSTHETICS 12890 HILLCREST ROAD, SUITE K201 DALLAS, TX - 75230 orthoticdesigns@gmail.com LEASE $0 UNIVERSITY PARK COUNSELING & TESTING CENTER, PLLC 12800 HILLCREST ROAD, SUITE A103 DALLAS, TX - 75230 farrartwila@yahoo.com LEASE $0 UPSIDE TO YOUTH DEVELOPMENT L.L.C. 9401 COURTHOUSE ROAD CHESTERFIELD, VA - 23832 wmass003@gmail.com LEASE $0 VANESSA ROPER 7910 NORTHHAVEN, #8 DALLAS, TX - 75230 roper.vanessa@gmail.com LEASE $0 VIJAY SIMHA REDDY KAMBHAM 2535 TURNBERRY COURT IRVING, TX - 75063 hr@visireka.com LEASE $0 WAYNE R. KIRKHAM, M.D., & ASSOCIATES ATTN: WAYNE R. KIRKHAM, M..D 12800 Hillcrest Rd. Suite A110 DALLAS, TX - 75230 wkirkham@airmail.net LEASE $0 WAYNE R. KIRKHAM, M.D., & ASSOCIATES 12820 Hillcrest Rd. suite C125 DALLAS, TX - 75230 wkirkham@airmail.net LEASE $0 WHITNEY E. DYER 2631 MARVIN AVENUE DALLAS, TX - 75211 whitney@ocdandanxietyrecovery.com LEASE $0 YOSSI SAIDA 12880 HILLCREST ROAD, SUITE J230 DALLAS, TX - 75230 info@ajlocksmith.com LEASE $0 ZEN ORTHOPEDICS, LLC 9718 HIGHLAND VIEW DRIVE DALLAS, TX - 75238 lorenzo@zenorthopedics.com LEASE $0 ZENTECH CONSULTING INC. 12955 TIMBER CROSSING DRIVE FRISCO, TX - 75033 pavan@zenconit.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 86 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ANA GUERRERO 3707 FM 1960 W, SUITE 400 HOUSTON, TX - 77068 ana@bryanfagan.com LEASE $0 ATKINSON SOLUTIONS LLC 3707 FM 1960, SUITE 310 HOUSTON, TX - 77014 info@atkinsonsolutions.com LEASE $0 AYLIN RODRIGUEZ 13630 LARWOOD LANE HOUSTON, TX - 77038 rodriguez.aylin1020@gmail.com LEASE $0 BRIAN CELESTINE 3707 FM 1960, SUITE 200J HOUSTON, TX - 77068 finalexpensebkc@gmail.com LEASE $0 BRIDGESTONE RETAIL OPERATIONS LLC 3707 FM 1960, SUITE 250 HOUSTON, TX - 77068 jdziengel@bfrc.com LEASE $0 BRIGHTER DAYS FAMILY SERVICES LLC 22506 ROCKY GLEN COURT SPRING, TX - 77373 admin@brighterdaysfs.net LEASE $0 BRYAN FAGAN 3707 FM 1960, SUITE 400 HOUSTON, TX - 77068 ana@bryanfagan.com LEASE $0 CARRIE MARQUIS carrie@bryanfagan.com LEASE $0 CONQUERING THOUGHTS LLC 21655 FALVEL LAKE DRIVE SPRING, TX - 77388 conqueringthoughts@gmail.com LEASE $0 CREDIT APPROVE, LLC 3902 NEWCOMEN DRIVE HOUSTON, TX - 77066 qsumrall@creditdisputecloud.com LEASE $0 DUSTIN WILLIAMS 11123 HUMBLE GULLY RUN DRIVE HUMBLE, TX - 77396 williamsdr1010@yahoo.com LEASE $0 ELDRIDGE ROOFING & RESTORATION, INC. 5907 SPRING CYPRESS ROAD SPRING, TX - 77379 amanda@eldridgeroofing.com LEASE $0 ERIKA JONES 13218 BARROW POINT LANE HOUSTON, TX - 77014 ejonesconsulting@att.net LEASE $0 GABRIEL ALEMAN 6662 CANYON WAY DRIVE HOUSTON, TX - 77086 gabriel.aleman7542@gmail.com LEASE $0 IN AND OUT TAX & MORE LLC 20983 NEW PROPER DRIVE NEW CANEY, TX - 77357 cwilkerson@elitetaxconola.com LEASE $0 JEFF HARVEY 3707 FM 1960 W, SUITE 450 HOUSTON, TX - 77090 jeff.harvey@applicable.com LEASE $0 JORGE ALATORRE 13313 CUTTEN ROAD, #3110 HOUSTON, TX - 77069 j.alatorre@goosehead.com LEASE $0 CORNERSTONE TOWERS Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 87 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure LAZA LOGISTICS LLC 13319 ELLA RIDGE LANE HOUSTON, TX - 77067 lazalogisticsllc@gmail.com LEASE $0 LIEM THANG NGUYEN 13578 PASA RUBLES LN HOUSTON, TX - 77083 LEASE $0 LORRAINE DAY BEAUTY EMPORIUM LLC. 12607 MIILLVAN DRIVE HOUSTON, TX - 77070 jenine.jude@gmail.com LEASE $0 LOUIS MENDOZA 3707 FM 1960, SUITE 200B HOUSTON, TX - 77068 jhpr1821@gmail.com LEASE $0 MARIA BALDERAS 3707 FM 1960, SUITE 200P HOUSTON, TX - 77068 balderasinsurance@gmail.com LEASE $0 MAVEN POWER, LLC 3707 Cypress Creek Parkway, Suite 220 Houston. TX - 77379 doehl@mavenpower.com LEASE $0 PITS GLOBAL LLC 2424 OCEAN AVENUE, UNIT 1A BROOKLYN, NY - 11229 zk@pitsdatarecovery.com LEASE $0 REGINALD JONES 3707 FM 1960, SUITE 200H HOUSTON, TX - 77068 Rjonesa1ps@yahoo.com LEASE $0 SOLAR WARRIOR LLC 455 HCR 1256 WHITNEY, TX - 76692 dconcepcion@txwarrior.org LEASE $0 SYNTHETIC OILS AND LUBRICANTS OF TEXAS, INC. 4 WATERWAY SQUARE PLACE, SUITE 275 THE WOODLANDS, TEXAS, TX - 77380 dbrewer@soltexinc.com LEASE $0 TIFFANY POCHE 3707 FM 1960 W SUITE 200G HOUSTON, TX - 77068 aplus.angels@yahoo.com LEASE $0 WATT INDUSTRIES LLC 17811 Woodlode Lane Spring, TX - 77379 wessel@watt-group.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 88 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure 2020 COMPANIES, INC 1333 CORPORATE DR, SUITE 103 IRVING, TX - 75038 2020AP@2020companies.com LEASE $0 AMERICAN WOODMARK CORPORATION ATTN: PAUL JOACHIMCZYK 561 SHADY ELM ROAD WINCHESTER , VA - 22602 mwood@timberlake.com LEASE $0 AMERILIFE OF TEXAS, LLC 1333 CORPORATE DR, SUITE 310 IRVING, TX - 75038 AccountsPayable@Amerilife.com LEASE $0 ANVETA, INC 1333 CORPORATE DRIVE, SUITE 108 IRVING, TX - 75038 hr@anveta.com LEASE $0 AVJ SOLUTIONS INC 8906 MERCEDES AVENUE ATTN: POGOS TOFALYAN ARLETA, CA - 91331 pogos@avj-solutions.com LEASE $0 BAKER HUGHES OILFIELD OPERATIONS LLC 17021 ALDINE WESTFIELD ROAD HOUSTON, TX - 77073 jim.dodson@bakerhughes.com LEASE $0 BRANDON WATSON AND ROB BLANCHARD 1333 CORPORATE DR, SUITE 110 IRVING, TX - 75038 brandonwatson@pylantmedical.com LEASE $0 CENTENNIAL CONTRACTORS ENTERPRISES, INC 1333 CORPORATE DR, SUITE 202 IRVING, TX - 75038 jrivera@cce-inc.com LEASE $0 CONNECTIX CORPORATION 1333 CORPORATE DRIVE, SUITE 345 IRVING, TX - 75038 hr@connectixcorp.com LEASE $0 CTJ MAINTENANCE, INC. 1333 CORPORATE DRIVE, SUITE 112 IRVING, TX - 75038 bcdcirving@gmail.com LEASE $0 E3 DIAGNOSTICS, INC. 1333 CORPORATE DR, SUITE 105 IRVING, TX - 75038 snoe@e3diagnostics.com LEASE $0 ESK GROUP, INC 1333 CORPORATE DR, SUITE 116 IRVING, TX - 75038 info@technovaglobal.com LEASE $0 FAIRWAY INDEPENDENT MORTGAGE CORPORATION 1333 CORPORATE DR, SUITE 203 IRVING, TX - 75038 leaseaccounting@fairwaymc.com LEASE $0 FREEFLIGHT ACQUISTION CORPORATION 1333 CORPORATE DRIVE, SUITE 300 ATTN: MICHAEL MASON IRVING, TX - 75038 osilakova@freeflightsystems.com LEASE $0 FST,LLC 1333 CORPORATE DR, SUITE 330 IRVING, TX - 75038 jdgabehart@firststepsped.com LEASE $0 IKON IT SOLUTIONS, INC 42615 WINDFLOWER DRIVE ASHBURN, VA - 20148 lavanya@ikonitsol.com LEASE $0 CORPORATE PARK PLACE Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 89 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure LARGO CONCRETE, INC. 1333 CORPORATE DRIVE, SUITE 206 IRVING, TX - 75038 szato@largoconcrete.com LEASE $0 LATHA SHA 1333 CORPORATE DRIVE, SUITE 108 IRVING, TX - 75038 hr@anveta.com LEASE $0 NARVEE TECH INC 1333 Corporate Drive, Suite 102 Irving, TX - 75038 hr@narveetech.com LEASE $0 PIXENTIA CORPORATION 1333 CORPORATE DRIVE, SUITE 212 IRVING, TX - 75038 skoya@pixentia.com LEASE $0 PRITNA, INC, A DELAWARE CORPORATION 1333 CORPORATE DR, STE 121 IRVING, TX - 75038 management@pritna.com LEASE $0 PRODAPT NORTH AMERICA, INC. 10260 SW GREENBURG ROAD, SUITE 630 PORTLAND, OR OR - 97223 karishma.k@prodapt.com LEASE $0 RAJIB RAJBHAT 4945 NAVAJO WAY FORT WORTH, TX - 76137 rajib@kuchuri.com LEASE $0 RESOLVITY, INC. 1333 CORPORATE DRIVE, STE. 211 ATTN: ARUN SANTHEBENNUR IRVING, TX - 75038 arun@voicegain.ai LEASE $0 RWW HOME AND COMMUNITY REHAB SERVICES, INC 1333 CORPORATE DR, SUITE 245 IRVING, TX - 75038 leasesupport@brightspringhealth.com LEASE $0 SMARTWATT ENERGY, INC. 1333 CORPORATE DRIVE, SUITE 315 IRVING, TX - 75038 cbsna-apinvoices@centrica.com LEASE $0 TRUEXCELLENCEGROUP, LLC1333 CORPORATE DRIVE, SUITE 213 IRVING, TX - 75038 gwood@truexcellencestaffing.com LEASE $0 VALOUR USA INC., ASTER INC., SFORCE CORP 1333 CORPORATE DRIVE, SUITE 216 IRVING, TX - 75038 sudheer@valourusa.com LEASE $0 VALUE GROWTH VENTURES LLC 1333 CORPORATE DR, SUITE 270 IRVING, TX - 75038 support@valuegrowthventures.com LEASE $0 VISUAL TECHNOLOGIES 1333 CORPORATE DRIVE, SUITE 264 IRVING, TX - 75038 mazhar@visualitconsulting.com LEASE $0 VIVA HOME HEALTH SERVICES, LLC 3010 LBJ FREEWAY, STE #1100 ATTN: AP DEPT. DALLAS, TX - 75234 AP@Elara.com LEASE $0 ZTHERNET LLC 1333 CORPORATE DR, SUITE 240 IRVING, TX - 75038 tfisher@zthernet.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 90 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure A WORLD FOR CHILDREN 2007 SAM BASS ROAD, BLDG 2 ROUND ROCK, TX - 78681 vasquezs@awfc.org LEASE $0 AARON PENALOZA 615 E. MANDALAY SAN ANTONIO, TX - 78212 aaron@penaloza.com LEASE $0 AGRI SOLUTIONS INTERNATIONAL, LLC 13302 OVERGLEN SAN ANTONIO, TX - 78231 eduardo.ruiz@agrisolutionsinternational.com LEASE $0 ALTERNATIVE CLAIMS MANAGEMENT, LLC 8610 N New Braunfels Suite 210 San Antonio, TX - 78217 MLewandowski@altclaim.com LEASE $0 AMERIVET PARTNERS MANAGEMENT INC 8620 N. NEW BRAUNFELS AVENUE, STE 500 SAN ANTONIO, TX - 78217 ap@amerivet.com LEASE $0 ANA ROESCH 8620 North New Braunsfels, Suite ES-528 San Antonio, TX - 78217 momneedsabreakcleaning@gmail.com LEASE $0 AUDICLES, INC. 8610 N NEW BRAUNFELS, SUITE 220 SAN ANTONIO, TX - 78217 drtracyboard@gmail.com LEASE $0 BLACK, LLC 8620 N NEW BRAUNFELS, SUITE 215 SAN ANTONIO, TX - 78217 jblack@blackenergygroup.com LEASE $0 BRAND-TRUE, LLC 8610 N. NEW BRAUNFELS, SUITE 702 SAN ANTONIO, TX - 78217 nanette@btycreative.com LEASE $0 BRUINGTON ENGINEERING LTD. 8620 N. NEW BRAUNFELS, SUITE N-315 SAN ANTONIO, TX - 78217 steveb@bruingtonengineering.com LEASE $0 BRUINGTON OPERATING II, LLC 8620 N. NEW BRAUNFELS, SUITE N-305 SAN ANTONIO, TX - 78217 steveb@bruingtonengineering.com LEASE $0 CAPITAL DEVELOPMENT CORPORATION 8620 N. NEW BRAUNFELS, SUITE ES-543 SAN ANTONIO, TX - 78217 peter.margolis@ienergyeu.com LEASE $0 CARDINAL FINANCIAL COMPANY 3701 ARCO CORPORATE DRIVE, SUITE 200 CHARLOTTE, NC - 28273 tracytylman@gmail.com LEASE $0 CASCADIA GLOBAL SECURITY INC 600 OAKESDALE AVENUE, SW #103 RENTON, WA - 98057 c.weiser@cascadia-global.com LEASE $0 CHARLES MYERS 8620 NORTH NEW BRAUNFELS, N502 SAN ANTONIO, TX - 78217 toni@charlesmyersinsurance.com LEASE $0 CHARLES PARKER 8620 North New Braunfels, Suite ES-527 San Antonio, TX - 78217 parkcar@sbcglobal.net LEASE $0 CHASNOFF, MUNGIA, PEPPING & STRIBLING LLP 1020 N.E. LOOP 410, #150 SAN ANTONIO, TX - 78209 calexander@chasnoffstribling.com LEASE $0 CITY ORIENTE, INC. 8620 N. NEW BRAUNFELS, SUITE N-603 SAN ANTONIO, TX - 78217 pbuchanan@fordresources.com LEASE $0 CLAY CONSULTING LLC 8207 CALLAGHAN RD., STE 320 SAN ANTONIO, TX - 78230 accounting@clayconsultingllc.com LEASE $0 DARYL ALTON ZIPP 8620 N NEW BRAUNFELS, SUITE 620 SAN ANTONIO TX - 78217 dzipp@satx.rr.com LEASE $0 ENERGY PLAZA I & II Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 91 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure DAVID N. WRIGHT & ASSOCIATES, LLC 525 ROUND ROCK WEST DRIVE, SUITE A- 145 ROUND ROCK, TX - 78681 zhen.wu@dalecarnegie.com LEASE $0 DIGITALDESK, INC 1000 CENTRAL PARKWAY N, SUITE 223 SAN ANTONIO, TX - 78232 rggomm@digitaldeskinc.com LEASE $0 DOMINIQUE LIU AND SERGIO JIMENEZ-GUDINO 700 N. ST. MARY'S, #1400 SAN ANTONIO, TX - 78205 sjimenez@dominion-strategies.com LEASE $0 DOUGLAS C. YOUNG 8620 N. NEW BRAUNFELS, SUITE N-210 SAN ANTONIO, TX - 78217 kjtyler@sbcglobal.net LEASE $0 ENGVALL & YORK, LLP 1811 BERING, SUITE 210 HOUSTON, TX - 77057 jengvall@eltexaslaw.com LEASE $0 EVERT CHUNG, ASHLEY PEREZ, GINA RODRIGUEZ 8620 NORTH NEW BRAUNFELS, SUITE N- 508 SAN ANTONIO, TX - 78217 evanchungffl@gmail.com LEASE $0 FIRMATEK, LLC 304 W. KIRKWOOD AVENUE, SUITE 100 BLOOMINGTON, IN - 47404 accounting@firmatek.com LEASE $0 FIRST CHOICE BROKERS LLC 20915 WILDERNESS OAK #9206 SAN ANTONIO, TX - 78258 LILY@SHIPNTS.COM LEASE $0 FOSTER CM GROUP, INC., a Texas Corporation 8610 N. NEW BRAUNFELS, SUITE S-606 SAN ANTONIO, TX - 78217 jrobb@fostercmgroup.com LEASE $0 G.A. & ED LOWRANCE, INC. 8620 N. NEW BRAUNFELS, SUITE N-306 SAN ANTONIO, TX - 78217 rmlowrance78217@att.net LEASE $0 GATEWAY MORTGAGE GROUP 8610 NORTH NEW BRAUNFELS, SUITE S- 309 SAN ANTONIO, TX - 78217 leases@gatewayfirst.com LEASE $0 GRAVITY LEADERSHIP & MANAGEMENT, LLC 8610 N NEW BRAUNFELS, SUITE 701 SAN ANTONIO, TX - 78217 flisenbee@hcr-audit.com LEASE $0 GUIDING LIGHT HOSPICE, INC 3218 NACOGDOCHES ROAD SAN ANTONIO, TX - 78218 m.trust@guidinghospice.com LEASE $0 IT NETWORK PROFESSIONALS, L.L.C. 8610 NORTH NEW BRAUNFELS, SUITE 610 SAN ANTONIO, TX - 78217 dgoree@itnetpros.com LEASE $0 IWC OIL & REFINERY, LLC 8610 N NEW BRAUNFELS, SUITE S-301 SAN ANTONIO, TX - 78217 C.Gonzalez@iwcoil.com LEASE $0 JDRF INTERNATIONAL 8610 N. NEW BRAUNFELS, SUITE 700 SAN ANTONIO, TX - 78217 jstuckey@jdrf.org LEASE $0 JESUS MENDOZA 8620 North New Braunsfels San Antonio, TX - 78217 wfgalexmendoza@gmail.com LEASE $0 JOHN C. CALHOUN, CPA 8620 N. NEW BRAUNFELS, SUITE N-427 SAN ANTONIO, TX - 78217 jcalhoun@yahoo.com LEASE $0 LAW OFFICE OF JAVIER N. MALDONADO, P.C. 8610 NORTH NEW BRAUNFELS, SUITE N- 605 SAN ANTONIO, TX - 78217 jmaldonado.law@gmail.com LEASE $0 LGC Associates, LLC 8620 North New Braunfels, Suite N610 San Antonio, TX - 78217 rebeccal@lgcassociates.com LEASE $0 LOGIX COMMUNICATIONS Sharon.Obrien@LogixCom.com LEASE $0 LUNDMED TECHNOLOGY SOLUTIONS, LLC 8620 N NEW BRAUNFELS, SUITE ES-519 SAN ANTONIO, TX - 78217 jlundy@lundmed.com LEASE $0 MARIA MARTINEZ 5714 OOLOOTEKA DRIVE SAN ANTONIO, TX - 78218 gottaxes.mmartinez@gmail.com LEASE $0 MARK THOMPSON 8555 LAURENS LN, #1506 SAN ANTONIO, TX - 78217 markcthompsonlaw@gmail.com LEASE $0 MARTIN D. MCREYNOLDS 418 E. MULBERRY AVENUE SAN ANTONIO, TX - 78212 spartanjurist@gmail.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 92 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure MATTHEW FELTER AND ANDREW LAKE 4707 COBBLE HILL SAN ANTONIO, TX - 78217 matthew.lfrg@gmail.com LEASE $0 MCNEEL LAW PLLC 120 LILAC LANE SAN ANTONIO, TX - 78209 jmcneel@grablemartin.com LEASE $0 MENDING HEARTS, LLC 8620 North New Braunfels, Suite 130 San Antonio, TX - 78217 jennifer@mending-hearts.com LEASE $0 MICHAEL D. PAUL, PLLC 8610 North New Braunsfels, Suite S-320 San Antonio, TX - 78217 mdeanpaul@gmail.com LEASE $0 MICHAEL W. JACKSON 8265 JAMESTOWN SQUARE BOERNE, TX - 78015 boerneattorney@aol.com LEASE $0 MILLER MAYS & ASSOCIATES, LLC 8620 N. NEW BRAUNFELS, SUITE N-216 SAN ANTONIO, TX - 78217 jeff@millermays.com LEASE $0 MUNROE, PARK, AND JOHNSON INC 8610 N NEW BRAUNFELS, STE S707 SAN ANTONIO, TX - 78217 michelle@mpjonline.com LEASE $0 MV HOME SERVICES LLC 5630 WOOD CLIMB STREET SAN ANTONIO, TX - 78233 mvmireles130@gmail.com LEASE $0 NEXGEN WATER SOLUTIONS LIMITED LIABILITY COMPANY 951 COUNTY ROAD 160 KENEDY, TX - 78119 jon.crittenden@nexgen-water.com LEASE $0 NORMA GARCIA 8620 North New Braunfels, Suite ES-546 San Antonio, TX - 78217 norma@garciacs.com LEASE $0 PEAK TECHNICAL SERVICES INC 583 EPSILON DR PITTSBURGH, PA - 15238 michellegolian@peaktechnical.com LEASE $0 PIXELWORKS CORPORATION 8603 BOTTS LANE SAN ANTONIO, TX - 78217 pixelworks@stic.net LEASE $0 PROTECTION DEVELOPMENT, INC. 8620 N. NEW BRAUNFELS, SUITE N-100 SAN ANTONIO, TX - 78217 memler@pdifire.com LEASE $0 QUAIL TOOLS, LP P.O. BOX 10739 NEW IBERIA, LA - 70562 marklemaire@quailtools.com LEASE $0 RANIA DANIELS 140 VALLEY VIEW LA VERNIA, TX - 78121 tipofthings@gmail.com LEASE $0 RAYES, INC. P.O. BOX 195429 DALLAS, TX - 75219-8607 patrickr@breakfaststobanquets.com LEASE $0 RESNICK & LOUIS, P.C. 8620 NORTH NEW BRAUNFELS, SUITE N416 SAN ANTONIO, TX - 78217 accounting@rlattorneys.com LEASE $0 RICHARD F. HOWE 8610 & 8620 North New Braunfels, S612 San Antonio, TX - 78217 bond007131@aol.com LEASE $0 RICHARD HOWE 8610 & 8620 North New Braunfels, S612 San Antonio, TX - 78217 bond007131@aol.com LEASE $0 RIVERSIDE SECURITIES 8620 NORTH NEW BRAUNFELS AVE., N- 102 SAN ANTONIO, TX - 78217 bbates@riversidesecurities.com LEASE $0 ROBERT L. HERBAGE 8620 N New Braunfels Ave, Suite 604 SAN ANTONIO, TX - 78217 rherbage@hospitalitydesigngroup.com LEASE $0 ROLAND ECHAVARRIA, P.C. 8620 NORTH NEW BRAUNFELS AVENUE, SUITE N-410 SAN ANTONIO, TX - 78217 repc@texaswills.org LEASE $0 ROSA E. LOPES AVILES 2618 NACOGDOCHES ROAD, #211 SAN ANTONIO, TX - 78217 lifewatersystems.usa@gmail.com LEASE $0 SADOVSKY & ELLIS PLLC 8620 NORTH NEW BRAUNFELS, STE 110 SAN ANTONIO, TX - 78217 jon@sadovskyellis.com LEASE $0 SAN ANTONIO PETROLEUM CLUB 8620 N. NEW BRAUNFELS, SUITE N-616 SAN ANTONIO, TX - 78217 barbara@petroclub.com LEASE $0 SATX HEAVY DUTY TRUCK PARTS LLC 5505 TPC PARKWAY, #1104 SAN ANTONIO, TX - 78261 jorgem@mgroupmusic.com LEASE $0 SMITH PROTECTIVE MANAGEMENT, INC 4440 BELTWAY DRIVE ADDISON, TX - 75001 Melliott@smithprotective.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 93 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure STEED BARKER, PLLC 8610 NORTH NEW BRAUNFELS, SUITE 701 SAN ANTONIO, TX - 78217 jsteed@steedbarkerlaw.com LEASE $0 TACIT GROWTH STRATEGIES LLC 8620 NORTH NEW BRAUNFELS AVE, SUITE ES-521 LA JUANA CHAMBERS LAWSON SAN ANTONIO, TX - 78217 ceo@growthistacit.com LEASE $0 THE K FORD GROUP, P.C. 8620 N. NEW BRAUNFELS, SUITE N-300 SAN ANTONIO, TX - 78217 vrichey@theKFORDgroup.com LEASE $0 THOMAS R. WARD 8620 N. NEW BRAUNFELS, SUITE N-424 SAN ANTONIO, TX - 78217 c.hudler@yahoo.com LEASE $0 THREE RIVERS ENERGY, LTD 4801 BROADWAY SAN ANTONIO, TX - 78209 zandra@vistamm.com LEASE $0 TORO BRAVO CONSTRUCTION, LLC 8620 NORTH NEW BRAUNFELS, SUITE 547 SAN ANTONIO, TX - 78217 joy@bowmanengineers.com LEASE $0 TPS Systems, Inc. 8610 North New Braunsfels, Suite S615 San Antonio, TX - 78217 susan@tps.com LEASE $0 TRINIDAD RESOURCES, LLC 8610 NORTH NEW BRAUNFELS, SUITE 612 SAN ANTONIO, TX - 78217 mitch@trinidadresources.com LEASE $0 V&A CONSULTING ENGINEERS 8610 NORTH NEW BRAUNFELS, SUITE ES- 542 SAN ANTONIO, TX - 78217 chunniford@vaengineering.com LEASE $0 VALERIE G. RIVAS 8620 North New Braunfels, Suite ES 517 San Antonio, TX - 78217 valeriegrivas.counselor@gmail.com LEASE $0 VALOR EXPLORATION, LLC 8610 NEW BRAUNFELS, SUITE S-703 SAN ANTONIO, TX - 78217 amedina@valorexploration.com LEASE $0 WEST AND SWOPE RANCHES, LLC 8620 N. NEW BRAUNFELS, SUITE 115 SAN ANTONIO, TX - 78217 clocke@westandswoperanches.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 94 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ABDELHADI & ASSOCIATES, P.C. 519 TERESA LN GRAND PRAIRIE, TX - 75052 haa@aalaw.net LEASE $0 ACME CAPITAL HOLDINGS INC 8111 LBJ FREEWAY, SUITE 970 DALLAS, TX - 75251 pvsam1969@yahoo.com LEASE $0 ACME COMMUNITY SERVICES INC 9831 VICKIE LANE FRISCO, TX - 75035 pvsam1969@yahoo.com LEASE $0 AIRBAND COMMUNICATIONS, INC. 1799 Enterprise St Athens, TX - 75751 invoices@oneringnetworks.com LEASE $0 AMERICAN WESTERN STEEL, LLC 8111 LBJ FREEWAY, SUITE 810 DALLAS, TX - 75251 patricia@americanwesternsteel.com LEASE $0 BARKER & COMPANY, PC. 8111 LBJ FREEWAY, SUITE 820 DALLAS, TX - 75251 robbcpa@yahoo.com LEASE $0 BIEL FISETTE IACONO, LLP 8111 LBJ FREEWAY, SUITE 1065 DALLAS, TX - 75251 EIacono@cpa-solution.com LEASE $0 CAREFIRST MEDICAL MANAGEMENT LLC 5982 KERRY DRIVE FRESNO, TX - 75035 haresh.boghara@cfwaok.com LEASE $0 CATEGORY ONE ENTERPRISES, LP 9224 OAK GROVE ROAD FORT WORTH, TX - 76140 sjubrey@aildfw.com LEASE $0 CITY GATE PROPERTY GROUP, LLC 8111 LBJ FREEWAY, SUITE 1501 DALLAS, TX - 75251 psmits@citygatePG.com LEASE $0 CITY GATE PROPERTY GROUP, LLC 8111 LBJ FREEWAY, SUITE 1501 DALLAS, TX - 75251 psmits@citygatePG.com LEASE $0 CROSSPOINT ATRIUM Holt Lunsford Commercial, 8131 LBJ Freeway, SUITE 106 DALLAS, TX - 75251 payhic-regular@yardifs.com LEASE $0 ELAHI LAW & MEDIATION FIRM PLLC and THE AHMED FIRM P.L.L.C 8111 LBJ FREEWAY, SUITE 655 DALLAS, TX - 75251 shayan@elahilawfirm.com LEASE $0 FRONT POINT HEALTH LLC ATTN: BRENT KORTE 2702 N. OGDEN ROAD, #102 MESA, AZ - 85215 SudeepWagley@frontpointhealthcare.com LEASE $0 GATEWAY HEALTH CLUB 8111 LBJ FREEWAY, SUITE 150A DALLAS, TX - 75251 LEASE $0 GLENN C. ALBRIGHT 6143 BRANDEIS LANE DALLAS, TX - 75214 glenn@albrightassociatespc.com LEASE $0 GRACE UNLIMITED GROUP LLC 8111 LBJ FREEWAY, SUITE 720 DALLAS, TX - 75251 graceunlimitedgroup@gmail.com LEASE $0 GATEWAY TOWER Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 95 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure GRAIL & TUCKER LEGAL PUBLISHING, LLC 8111 LBJ FREEWAY, SUITE 1325 DALLAS, TX jtucker@imprimaturpress.com LEASE $0 GREYHELLER LLC 8111 LBJ FREEWAY, STE 1475 DALLAS, TX - 75251 katlynn.drake@pathlock.com LEASE $0 HEALTHCOR CAPITAL LLC 8111 LBJ FREEWAY, SUITE 1000 DALLAS, TX - 75251 aquaumoren@yahoo.com LEASE $0 INTEGRA STAFFING INC 8111 LBJ FREEWAY, SUITE 880 DALLAS, TX - 75251 bookkeeper@integrastaffinginc.com LEASE $0 ISLAND PEAK GROUP, LLC 8111 LBJ FREEWAY, SUITE 1285 DALLAS, TX - 75251 olenec@texastaxprotest.com LEASE $0 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ATTN: BRUCE KINNA 3030 LBJ FREEWAY, SUITE 240 DALLAS, TX - 75234 LEASE $0 KRUEGER LAW GROUP, LLP 1400 WESTERN HILLS DRIVE SHERMAN, TX - 75082 landon@kruegerlawgroup.com LEASE $0 LAW OFFICE OF JAN HOLEYWELL-SMITH & LAW OFFICE OF NANCY NALL THOMPSON 8111 LBJ FREEWAY, SUITE 750 DALLAS, TX - 75251 nancynthompson@sbcglobal.net LEASE $0 LAW OFFICE OF KENNA GARNER & RODERICK, L.L.P 8111 LBJ FREEWAY, SUITE 155 DALLAS, TX - 75251 LEASE $0 LONDON & LONDON, PLLC 8111 LBJ FREEWAY, SUITE 1502 DALLAS, TX - 75251 info@londonlawdfw.com LEASE $0 MALONEY STRATEGIC COMMUNICATIONS, INC. 8111 LYNDON B JOHNSON FRWY, SUITE 1425 DALLAS, TX - 75251 jmaloney@maloneystrategic.com LEASE $0 NICHOLAS ATUMAH 8111 LBJ FREEWAY, SUITE 450 DALLAS, TX - 75251 natumah@iservehealthcare.com LEASE $0 NORTH TEXAS BEHAVIORAL HEALTH AUTHORITY 8111 LBJ FREEWAY, SUITE 900 DALLAS, TX - 75251 clucky@ntbha.org LEASE $0 PECOS CONSTRUCTION, LLC 8111 LBJ FREEWAY, SUITE 625 DALLAS, TX - 75251 accounting@pecosconstruction.com LEASE $0 PEDISON USA, INC. 8111 LBJ FREEWAY, SUITE 678 DALLAS, TX - 75251 dicksone@pedisonusa.com LEASE $0 RAFI LAW GROUP, PLLC 8111 LBJ FREEWAY, SUITE 665 DALLAS, TX - 75251 arafi@rafidebose.com LEASE $0 RIGHT PRICE TAX & BUSINESS SERVICES LLC 8111 LBJ FREEWAY, SUITE 655 DALLAS, TX - 75251 rightpricetaxllc@gmail.com LEASE $0 SHELTER HOSPICE INC. 8111 LBJ FREEWAY, SUITE 1340 DALLAS, TX - 75251 shelterhospice@yahoo.com LEASE $0 SQFT CONSTRUCTION INC 8111 LBJ FREEWAY, SUITE 475 DALLAS, TX - 75251 jack@squarefootconstruction.com LEASE $0 TAILIM SONG 8111 LBJ FREEWAY, SUITE 480 DALLAS, TX - 75251 yuliana@tailimsong.com LEASE $0 TEXTURE DESIGN STUDIO, PLLC 13812 WATERFALL WAY DALLAS, TX - 75240 justin@texture-studio.com LEASE $0 TIME WARNER TELECOM OF TEXAS 10475 PARK MEADOWS DR. LITTLETON, CO - 80124 realestatepayments@twtelecom.com LEASE $0 TITLE RESOURCES GUARANTY CO. 8111 LBJ Freeway, Suite 1200 Dallas, TX - 75251 realogy@retransform.com LEASE $0 TRANS WORLD TRADING, INC 8111 LBJ FREEWAY, SUITE 1335 DALLAS, TX - 75251 h.ismail@merrittvillas.com LEASE $0 TRUE COMMODITIES, LLC 8111 LBJ FREEWAY, SUITE 780 DALLAS, TX - 75251 invoice@truepower.com LEASE $0 TWIN CITY SECURITY, INC 8111 LBJ FREEWAY, SUITE 130 DALLAS, TX - 75251 Buchanan@TwinCitySecurity.com LEASE $0 U.S. COMMITTEE FOR REFUGEES AND IMMIGRANTS 2231 CRYSTAL DRIVE, SUITE 350 ARLINGTON, VA - 22202 hmoss@uscrinc.org LEASE $0 YANDO TAX & FINANCIAL SERVICES, INC. 702 VALIANT CIRCLE GARLAND, TX - 75043 LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 96 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure BWX TECHNOLOGIES, INC. 16010 BARKERS POINT LANE, SUITE 530 HOUSTON, TX - 77079 dmmiracle@bwxt.com LEASE $0 EVO FLIGHT SERVICES LLC 16010 BARKERS POINT, SUITE 234 ATTN: CHRISTOPHER CARTWRIGHT HOUSTON, TX - 77079 clmc@flyevo.com LEASE $0 EYPM NORTH, INC. 1326 CARAVELLE COURT ATTN: MICHAEL RAMIREZ KATY, TX - 77494 michael.ramirez@eypmg.com.mx LEASE $0 GULF INTERSTATE ENGINEERING 16010 BARKER'S POINT LANE, SUITE 600 HOUSTON, TX - 77079 GulfAP@gie.com LEASE $0 ICR USA LLC 16010 BARKERS POINT LANE, SUITE 525 ATTN: Jennifer Hernandez HOUSTON, TX - 77079 jennifer.hernandez@icr-world.com LEASE $0 ICS HOLDING, LLC 121 LAKEHOUSE LANDING DRIVE ATTN: CORY BORCHARDT KATY, TX - 77493 cory.borchardt@gmail.com LEASE $0 INNOVA PLEX INC 26 SAINT CHRISTOPHER COURT ATTN: BERNARD LEE SUGAR LAND, TX - 77479 kimlee@innovaplex.com LEASE $0 INTERSICA, INC ATTN: RYAN KING 16010 Barkers Point Ln, Suite 560 Houston, TX - 77079 rj.king@intersica.com LEASE $0 JAVIER TAPIA INSURANCE AGENCY INC 3038 VEEDER PASS LN KATY, TX - 77494 jtapia@farmersagent.com LEASE $0 KREST ENGINEERS, LLC 1511 MAJORS DRIVE RICHMOND, TX - 77406 LEASE $0 RHEONIK AMERICANS INC. 16010 BARKERS POINT, SUITE 235 HOUSTON, TX - 77079 roberto.wallis@rheonik.com LEASE $0 SSE OFFSHORE AMERICA INC. 14526 OLD KATY ROAD, #204 HOUSTON, TX - 77079 joaomarcos@groupse.com LEASE $0 TEXASURE LLC ATTN: KINGSLEY OBASEKI 4235 COOK ROAD HOUSTON, TX - 77072 sales@texaspropertiesinc.com LEASE $0 THE TEXAS STATE SENATE 16010 BARKERS POINT, SUITE 265 HOUSTON, TX - 77079 laura.winsheimer@senate.state.tx.us LEASE $0 WANHUA PETROCHEMICAL US LLC ATTN: KEITH BLINCOE 16010 BARKERS POINT, SUITE 240 HOUSTON, TX - 77079 keith@whchem.com LEASE $0 YUN JA PARK & HEUNG SIK PARK 16010 BARKER'S POINT LANE, SUITE 140 HOUSTON, TX - 77079 LEASE $0 GULF PLAZA Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 97 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure AD PERANTIE, LLC 12655 N CENTRAL EXPWY, SUITE 715 DALLAS, TX - 75243 kap@adperantie.com LEASE $0 ALL SEASONS INTERNATIONAL TRAVEL MSD, INC 12655 N. CENTRAL EXPRESSWAY, SUITE 103 DALLAS, TX - 75243 sue@travelallseasons.com LEASE $0 ALTLITE, LLC 12655 N CENTRAL EXPRESSWAY, SUITE 1024 DALLAS, TX - 75243 wsebat@altprintonline.com LEASE $0 AMERICAN BEST CARE HOSPICE, INC. 12655 NORTH CENTRAL EXPRESSWAY, Ste 350 DALLAS, TX - 75243 robin.james@anointedhealthgroup.com LEASE $0 ARMSTRONG-DOUGLASS PARTNERS,L.L.C 12655 N. CENTRAL EXPRESSWAY, SUITE 720 DALLAS, TX - 75243 jsd@armstrong-douglass.com LEASE $0 BAMBOO SECURITIES, LLC 12655 N. CENTRAL EXPRESSWAY, SUITE 325 DALLAS, TX - 75243 tate@investbamboo.com LEASE $0 BANCORPSOUTH BANK CADENCE BANK 2100 3rd AVENUE NORTH, SUITE 1100 BIRMINGHAM, AL - 35203 sarah.tudisco@cadencebank.com LEASE $0 BENEFITCORP, INC. 12655 N CENTRAL EXPRESSWAY, SUITE 810 DALLAS, TX - 75243-3717 mfellows@benefitcorp.com LEASE $0 CAPITALONLINE DATA SERVICE INC 12655 N CENTRAL EXPRESSWAY, SUITE 905 DALLAS, TX - 75243 billing@cdsglobalcloud.com LEASE $0 CHAUDHRI TAX & BOOKKEEPING INC., A TEXAS CORPORATION 1548 SILVER SPUR DR ALLEN, TX - 75002 anne@chaudhritax.com LEASE $0 COOK FINANCIAL SERVICES 12655 NORTH CENTRAL EXPRESSWAY, SUITE 0812 DALLAS, TX - 75243 gary_cook@cookfs.com LEASE $0 DAYTON MACATEE ENGINEERING, LLC 12655 N. CENTRAL EXPRESSWAY, SUITE 420 DALLAS, TX - 75243 daytonm@macatee-engineering.com LEASE $0 EUGENE C. STONER, JR. 12655 N. CENTRAL EXPRESSWAY, SUITE 816 DALLAS, TX - 75243 skstoner@stoneralbright.com LEASE $0 HECTOR SALDANA INSURANCE AGENCY LLC 7214 PIEDMONT DRIVE DALLAS, TX - 75227 hectorcruz1130@gmail.com LEASE $0 HOTEL BROKERS OF AMERICA INC. 12655 N. CENTRAL EXPRESSWAY, SUITE 550 DALLAS, TX - 75243 deals@hbofamerica.com LEASE $0 HYUNAE KANG 12655 NORTH CENTRAL EXPRESSWAY, SUITE 123 DALLAS, TX - 75243 hyunaekang@hotmail.com LEASE $0 NORTH CENTRAL PLAZA Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 98 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure IMAGES LASER HAIR RESTORATION LLC 12655 N. CENTRAL EXPRESSWAY, SUITE 430 DALLAS, TX - 75243 DONOSEN@MSN.COM LEASE $0 INTEGRATED TELECOM SOLUTIONS 12655 NORTH CENTRAL EXPRESSWAY, SUITE 0900 DALLAS, TX - 75243 diana.sieg@inovar.com LEASE $0 JAMES DORN & ASSOCIATES, LLC 12655 N CENTRAL EXPRESSWAY, SUITE 195 DALLAS, TX - 75243 Admin@JDAEng.com LEASE $0 JMA FIRM, PLLC 12655 N. CENTRAL EXPRESSWAY, SUITE 275 DALLAS, TX - 75243 admin@jmafirm.com LEASE $0 KRG MANAGEMENT, LLC 12655 N. CENTRAL EXPRESSWAY, SUITE 710 DALLAS, TX - 75243 cluttrell@kiterealty.com LEASE $0 LAUREN JORDAN, LCSW, CST 12655 N CENTRAL EXPRESSWAY, SUITE 818 DALLAS, TX - 75243 lauren6240@sbcglobal.net LEASE $0 OGUERI & ASSOCIATES, P.C. 12655 N CENTRAL EXPRESSWAY, SUITE 335 DALLAS, TX - 75243 gogueri@aol.com LEASE $0 PEDIATRIX MEDICAL SERVICES, INC. PEDIATRIX MED GRP - ATTN: FAC MGT 1301 CONCORD TERRACE SUNRISE, FL - 33323 patricia.dieudonne@pediatrix.com LEASE $0 PHYSICIAN'S CAPITAL INVESTMENTS, LLC 8117 PRESTON RD., SUITE 400 DALLAS, TX - 75225 accountspayable@healthdev.com LEASE $0 PROACTIVE LEADERSHIP GROUP, LLC 12655 N CENTRAL EXPRESSWAY, SUITE 950 DALLAS, TX - 75243 mike@resultsimproved.com LEASE $0 PROPERTY TAX AFFILIATES, INC. 5926 BALCONES AUSTIN, TX - 78731 dave@ptaff.com LEASE $0 PTM MARKETING & CONSULTING INC 105 RIDGECREST ROAD STAMFORD, CT - 06903 edwards@ptmconsulting.org LEASE $0 SENKO ADVANCED COMPONENTS, INC. 12655 N CENTRAL EXPRESSWAY, SUITE 190 DALLAS, TX - 75243 AP@senko.com LEASE $0 STEVEN BELL 1151 BENTCREEK CEDAR HILL, TX - 75104 lawsbell@aol.com LEASE $0 THE LAW OFFICE OF MICHAEL F. PEZZULLI, PLLC 12655 N CENTRAL EXPRESSWAY, SUITE 920 DALLAS, TX - 75243 michael@courtroom.com LEASE $0 THE VERMILLION LAW FIRM, LLC 6335 NORTHWEST HIGHWAY, SUITE 716 DALLAS, TX - 75225-3533 john@vermillionlawfirm.com LEASE $0 THOMAS J. IRONS, P.C. 12655 N. CENTRAL EXPRESSWAY, SUITE 1016 DALLAS, TX - 75243 TIRONS3398@AOL.COM LEASE $0 TRANSITIONAL HEALTHCARE SERVICES LLC 12655 N. CENTRAL EXPRESSWAY, SUITE 330 DALLAS, TX - 75243 info@transitionalmedcare.com LEASE $0 TRITON NETWORKS, LLC 12655 N CENTRAL EXPRESSWAY, SUITE 500 DALLAS, TX - 75243 ap@tritonnet.com LEASE $0 UMG ADVERTISING, LLC 12655 N. CENTRAL EXPRESSWAY, SUITE 305 DALLAS, TX - 75243 particia@umgaus.com LEASE $0 VICKI REDDEN 12655 N. CENTRAL EXPRESSWAY, SUITE 317 DALLAS, TX - 75243 reddenlaw@aol.com LEASE $0 WELLSPINE, P.A. 12655 N. CENTRAL EXPRESSWAY, SUITE 650 DALLAS, TX - 75243 invoicing@coremdpartners.com LEASE $0 YOGESH T. PATEL D.D.S., P.A. Endodontic Practice Partners, LLC 105 Continental Place, Suite 300 Brentwood, TN - 37027 accounting@endopracticepartners.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 99 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure YOGESH T. PATEL D.D.S., P.A. Endodontic Practice Partners, LLC 105 Continental Place, Suite 300 Brentwood, TN - 37027 accounting@endopracticepartners.com LEASE $0 ZION OIL & GAS, INC. 12655 N CENTRAL EXPRESSWAY SUITE 1000 DALLAS, TX - 75243 shelley.jernigan@zionoil.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 100 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure AHLERS FINANCIAL GROUP LLC 4110 N. SCOTTSDALE ROAD, SUITE 125 SCOTTSDALE, AZ - 85251 pam@ahlersandstoll.com LEASE $0 ALLIANCE RECRUITING RESOURCES, INC. 15311 W VANTAGE PARKWAY, SUITE 305 HOUSTON, TX - 77032 Robyn.pogue@alliancerr.com LEASE $0 GCR LOGISTICS INC. 15311 W. VANTAGE PKWY STE 134 HOUSTON, TX - 77032 hal.gagliano@landstarmail.com LEASE $0 HARRIS COUNTY SHERIFF'S DEPT OFFICE AUDIT DEPT: DONNA GODAIR 1001 PRESTON, SUITE 800 HOUSTON, TX - 77002 Amanet.Habte@Sheriff.hctx.net LEASE $0 JAIME OJEDA and MARJAM RASOULI 15311 W. VANTAGE PKWY, STE 100 HOUSTON, TX - 77032 sellmyhouze@gmail.com LEASE $0 RECOVER AMERICA NOW 15311 W. VANTAGE PKWY STE 315 HOUSTON, TX - 77032 nicole@recoveramerica.com LEASE $0 REYTEC CONSTRUCTION RESOURCES, INC. 15311 WEST VANTAGE PARKWAY, SUITE 158 ATTN: Steven Aranda HOUSTON, TX - 77032 steven@reytec.net LEASE $0 RHENUS PROJECT LOGISTICS, INC. 15311 W. VANTAGE PKWY, STE 260 HOUSTON, TX - 77032 natalie.golsaz@us.rhenus.com LEASE $0 ROYAL GUNITE LLC 3126 BURTON RIDGE DRIVE SPRING, TX - 77386 royalgunite2010@gmail.com LEASE $0 SEBERT SHIPPING INC. 15311 W VANTAGE PARKWAY, SUITE 197 HOUSTON, TX - 77032 luis.carranza@sebertshipping.com LEASE $0 SELECT PHYSICAL THERAPY 15311 Vantage Parkway West, Suite 103 Houston, TX - 77032 NGravius@selectmedical.com LEASE $0 SELECT PHYSICAL THERAPY HOLDINGS, INC. 15311 Vantage Parkway West, Suite 103 Houston, TX - 77032 NGravius@selectmedical.com LEASE $0 SSE GROUP LLC 15311 W. VANTAGE PARKWAY STE 250 HOUSTON, TX - 77032 russell@ssegroupllc.com LEASE $0 TERESA YBANEZ 15311 WEST VANTAGE PARKWAY, SUITE 198 HOUSTON, TX - 77032 legalsvs.tx@gmail.com LEASE $0 THOMAS RANGEL 15311 WEST VANTAGE PARKWAY, SUITE 195 HOUSTON, TX - 77032 Thomas.Rangel@KofC.org LEASE $0 WILLOWBEND ENTERPRISES, L.L.C. 15311 W. VANTAGE PARKWAY, #170 ATTN: MUSTAFA SHANINI HOUSTON, TX - 77032 albans@hey.com LEASE $0 ZANDER HOMES, LLC 15311 W VANTAGE PARKWAY, SUITE 317 HOUSTON, TX - 77032 justin@zanderhomes.net LEASE $0 ELITE EYE PROSTHETICS, LLC 24464 TIMBER LANE PORTER, TX - 77365 jenn.perez1997@gmail.com LEASE $0 NORTHBELT ATRIUM I Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 101 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure D&P TAX SOLUTIONS, INC. 15311 W. VANTAGE PARKWAY, SUITE 188 HOUSTON, TX - 77032 pdmarie85@outlook.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 102 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ARIELLE ROBERTSON dba TLL TAXES 22039 GAYNOR GROVE LANE HOCKLEY, TX - 77447 alain@tlltaxes.com LEASE $0 ARTHUR J. GALLAGHER RISK MANAGEMENT SERVICES ATTN: AJ GALLAGHER CORPORATE REAL ESTATE FILE ID#2264 39725 TREASURY CENTER CHICAGO, IL - 60694-9700 patty.noftz@cushwake.com LEASE $0 CHANDA PROSPER 2618 HYLAND PARK HOUSTON, TX - 77014 chanda.prosper@gmail.com LEASE $0 CHRYSALIS MSP, LLC 18222 STILLWATER PLACE ATASCOCITA, TX - 77346 susan.mccall@chrysalismsp.com LEASE $0 CORNERSTONE PREFERRED RESOURCES 14550 TORREY CHASE BLVD., SUITE 650 HOUSTON, TX - 77014 sheryl@cprtpa.com LEASE $0 DANA MICHELLE PETTAWAY FAITHFUL SERVANT MINISTRIES 2922 TWIN FOUNTAINS DRIVE ATTN: CURTIS A PETTAWAY HOUSTON, TX - 77068 cpettawa@mdanderson.org LEASE $0 DYNAMO TRUCKING, LLC 14550 TORREY CHASE, SUITE 256 HOUSTON, TX - 77014 dynamotrucking2013@gmail.com LEASE $0 EDWARD CHAN 14550 TORREY CHASE BLVD, SUITE 450 HOUSTON, TX - 77014 ec8010@hotmail.com LEASE $0 FOREVER FINE LLC 8213 BERTWOOD STREET ATTN: MONIQUE PAPPILLION HOUSTON, TX - 77016 shopforeverfine88@gmail.com LEASE $0 GEMINI ENTERPRISES, INC. 14550 TORREY CHASE BLVD., SUITE 600 HOUSTON, TX - 77014 nzeren@geinc.com LEASE $0 HEATHER ROBINSON 14450 TORREY CHASE, SUITE 220 HOUSTON, TX - 77014 ptshrobinson@sbcglobal.net LEASE $0 HOUSTON STRATEGIC FINANCIAL ADVISORS, LLC 14550 TORREY CHASE, SUITE 360 HOUSTON, TX - 77014 dhearn@houstonstrategic.com LEASE $0 KERRY PROJECT LOGISTICS (US) LLC 14550 TORREY CHASE, SUITE 265 HOUSTON, TX - 77067 valerio.scarsi@kerrylogistics.com LEASE $0 KINKA KIKAI CO. LTD. 14550 TORREY CHASE BLVD, SUITE 460 HOUSTON, TX - 77014 tammy_scott@kinkavalves.com LEASE $0 LEASECURE CORPORATION 3415 CANDLEOAK DR. SPRING, TX - 77388 djordan@leasecure.com LEASE $0 LISA COX 14550 TORREY CHASE, SUITE 220 HOUSTON, TX - 77014 ptshouston@sbcglobal.net LEASE $0 MICHAEL ERDIN 4710 INGERSOLL STREET HOUSTON, TX - 77027 Mike@encoreins.com LEASE $0 MINI MARKET 14550 TORREY CHASE BLVD, SUITE 100 HOUSTON, TX - 77014 LEASE $0 MP WEALTH MANAGEMENT GROUP, LLC 14550 TORREY CHASE, SUITE 300 HOUSTON, TX - 77014 kevin.pinkley@lpl.com LEASE $0 NATIONAL CAPITAL FUNDING, LLC 14550 TORREY CHASE BLVD., SUITE 465 HOUSTON, TX - 77014 tmcknight@ncfunding.net LEASE $0 PATRICK J. O'HARA 14550 TORREY CHASE, SUITE 260 HOUSTON, TX - 77014 pjo@oharaattorney.com LEASE $0 PROCESS TECHNICAL SERVICES INC. 14550 TORREY CHASE BLVD., SUITE 220 HOUSTON, TX - 77014 heather.robinson@processtechnicalservices.com LEASE $0 QUALITY LIFE PHYSICAL THERAPY, LLC 4123 COUNTRY PARK DRIVE ATTN: MARGARET CORNELSSEN SPRING, TX - 77388 3100maggielane@att.net LEASE $0 RESIRENE USA, INC 14550 TORREY CHASE, SUITE 340 HOUSTON, TX - 77014 julio.reyes@resirene.com LEASE $0 NORTHCHASE CENTER Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 103 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure SILVERADO HOSPICE OF HOUSTON, INC 14550 TORREY CHASE, SUITE 345 HOUSTON, TX - 77014 mluque@silverado.com LEASE $0 TALBOT FINANCIAL LLC 16602 VICTORIA FALLS SPRING, TX - 77379 trisha.talbot@lpl.com LEASE $0 WILLARD KIMBRELL 14550 TORREY CHASE BLVD., SUITE 330 HOUSTON, TX - 77014 carolyn@tcarch.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 104 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ANTHONY GABATIN 9730 DAHLIA HELOTES, TX - 78023 ton4yg@yahoo.com LEASE $0 AT&T MOBILITY TEXAS, LLC Site#: TX-SAN069c C/O ENGIE IMPACT P.O. BOX 2241 MS 7372 SPOKANE, WA - 99210 PropertyManagement@t-mobile.com LEASE $0 BM SERVICE CORPORATION Site#: TX-SAN069c C/O ENGIE IMPACT P.O. BOX 2241 MS 7372 SPOKANE, WA - 99210 PropertyManagement@t-mobile.com LEASE $0 BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM 201 W 7th STREET SUITE 416 AUSTIN, TX - 78701 kensky@uthscsa.edu LEASE $0 BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM 201 W 7th STREET SUITE 416 AUSTIN, TX - 78701 kensky@uthscsa.edu LEASE $0 BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM UTHEALTH HOUSTON 7000 FANNIN, UCT 830 HOUSTON, TX - 77030 kensky@uthscsa.edu LEASE $0 BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM 201 W 7th STREET, SUITE 416 AUSTIN, TX - 78701 kensky@uthscsa.edu LEASE $0 CHRISTIE MCVAY 5055 VON SCHEELE APT. 1133 SAN ANTONIO, TX - 78229 cmcvay33@yahoo.com LEASE $0 ELOISA SALAZAR 3903 OAK TRAIL SAN ANTONIO, TX - 78228 thesalazarfamily@yahoo.com LEASE $0 ERICA BARRETT 10318 ELIZABETH CT SAN ANTONIO, TX - 78240 eedb87@aol.com LEASE $0 FEHMIDA KHANUM 18119 RESORT VIEW SAN ANTONIO, TX - 78255 fehmida40@hotmail.com LEASE $0 GALEN COLLEGE OF NURSING 3050 TERRA CROSSING BLVD LOUISVILLE, KY - 40245 galenap@galencollege.edu LEASE $0 GALEN COLLEGE OF NURSING 3050 TERRA CROSSING BLVD LOUISVILLE, KY - 40245 galenap@galencollege.edu LEASE $0 GALEN COLLEGE OF NURSING 3050 TERRA CROSSING BLVD LOUISVILLE, KY - 40245 galenap@galencollege.edu LEASE $0 GALEN COLLEGE OF NURSING 3050 TERRA CROSSING BLVD LOUISVILLE, KY - 40245 galenap@galencollege.edu LEASE $0 GALEN COLLEGE OF NURSING 3050 TERRA CROSSING BLVD LOUISVILLE, KY - 40245 galenap@galencollege.edu LEASE $0 GALEN COLLEGE OF NURSING 3050 TERRA CROSSING BLVD LOUISVILLE, KY - 40245 galenap@galencollege.edu LEASE $0 GSA - Veterans Administration 7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229 nicole.bemiss@va.gov LEASE $0 GSA-VETERANS ADMINISTRATION 7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229 nicole.bemiss@va.gov LEASE $0 GSA-VETERANS ADMINISTRATION 7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229 nicole.bemiss@va.gov LEASE $0 GSA-VETERANS ADMINISTRATION 7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229 nicole.bemiss@va.gov LEASE $0 ONE TECHNOLOGY CENTER Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 105 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure GSA-VETERANS ADMINISTRATION 7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229 nicole.bemiss@va.gov LEASE $0 GSA-VETERANS ADMINISTRATION 7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229 nicole.bemiss@va.gov LEASE $0 GSA-VETERANS ADMINISTRATION 7400 MERTON MINTER BLVD SAN ANTONIO, TX - 78229 nicole.bemiss@va.gov LEASE $0 KATRINA BURRUS 1319 ELLSWORTH FARM SAN ANTONIO, TX - 78260 tmcintyre465@gmail.com LEASE $0 KELVIN GEORGE 6731 LUCKY FIELDS CONVERSE, TX - 78109 KELVIN.GEORGE17@OUTLOOK.COM LEASE $0 LISA LIVINGSTON 10214 GARNET POINT SAN ANTONIO, TX livingston0515@aol.com LEASE $0 LUISA RIOJAS 769 KILLARNEY RD. FLORESVILLE, TX - 78114 luisa.riojas@aol.com LEASE $0 MELODY BELL 133344 BRISTOW DAWN SAN ANTONIO, TX - 78217 Melodyb93@gmail.com LEASE $0 NOEMI MADRIGAL 524 CARLISLE AVE SUITE 710 SAN ANTONIO, TX - 78225 Noemimadrigal@hotmail.com LEASE $0 SONYA VASQUEZ 422 E VESTAL PLACE SAN ANTONIO, TX - 78221 svasquez14@icloud.com LEASE $0 TAMBRA HAYES 26031 COPPERAS LANE SAN ANTONIO, TX - 78260 tdhayes100@aol.com LEASE $0 THE LAW OFFICE OF MARIBEL CRUZ, P.C., AND H. GARZA LAW GROUP PLLC 7411 John Smith, 1510 SAN ANTONIO, TX - 78229 shanti@cruzdaylaw.com LEASE $0 VERONICA LONGORIA 12810 OAK PASS DRIVE SAN ANTONIO, TX - 78253 allrter@hotmail.com LEASE $0 WINDSTREAM SERVICES, LLC 7411 JOHN SMITH DR. SAN ANTONIO, TX - 78229 Pete.d.bell@windstream.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 106 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ALBERT RESTAURANT GROUP, LLC 14114 N DALLAS PARKWAY, SUITE 670 DALLAS, TX - 75254 calbert@albertenterprises.com LEASE $0 ALTURA CONSULTING INC ATTN: ALEXANDRIA KENDRICK 14110 N. DALLAS PARKWAY SUITE 100 DALLAS, TX - 75254 akendrick@altura.consulting LEASE $0 AMERICAN FAMILY CONNECTIONS INC 14110 N. DALLAS PARKWAY, SUITE 170 DALLAS, TX - 75254 bzachariah@quantumhc.com LEASE $0 ASHLEY KUEHNE and CINDY L. SEAMANS 14114 N. DALLAS PARKWAY, SUITE 245 DALLAS, TX - 75254 agoldkuehne@gmail.com LEASE $0 BRETT MORRIS 14114 N. DALLAS PARKWAY, SUITE 420 DALLAS, TX - 75254 brett.usana@gmail.com LEASE $0 CAVANESS INSURANCE AGENCY LLC 14110 DALLAS PARKWAY, SUITE 125 DALLAS, TX - 75254 rcavaness1@farmersagent.com LEASE $0 COLWICK TRAVEL CORPORATION 14114 N DALLAS PARKWAY, Ste 450 DALLAS, TX - 75240 accounting@colwick.com LEASE $0 DARLENE POSTON 14114 N. DALLAS PKWY DALLAS, TX - 75254 dposton@brazosbank.com LEASE $0 EPB ASSOCIATES, INC. 14114 N DALLAS PARKWAY, SUITE 472 DALLAS, TX - 75254 robinb@epbassociates.com LEASE $0 FRED LOYA INSURANCE ANGENCY, INC. 1800 LEE TREVINO, SUITE 201 EL PASO, TX - 79935 ncervantez@fredloya.com LEASE $0 GS ENTERPRISES, LLC 4114 N DALLAS PARKWAY, SUITE 400 DALLAS, TX - 75254 wendy@aestheticbackbar.com LEASE $0 HANSITECHNOLOGIES LLC 13201 PRAIRIE SKY LANE KRUM, TX - 76249 hr@hansitechnologies.com LEASE $0 INDEPENDENCE TX LLC 2931 ELKTON TRAIL ATTN: ANGEL DURRETT TYLER, TX - 75703 durretta@hs4200.com LEASE $0 INVESTORADE LLC 14114 N DALLAS PARKWAY, SUITE 180 ATTN: BLAKE DE WITT DALLAS, TX - 75254 blaz@dewittanddewitt.com LEASE $0 JAMP ENTERPRISES LLC 14114 N DALLAS PARKWAY, SUITE 240 DALLAS, TX - 75254 brady@jampre.com LEASE $0 LASH RX SPA'S, LLC 14114 N DALLAS PARKWAY, SUITE 350 DALLAS, TX - 75254 zbledsoe@yahoo.com LEASE $0 M&L FINANCIAL AND HEADSTART WARRANTY GROUP LLC 14114 N. DALLAS PKWY, SUITE 600 DALLAS, TX - 75254 dan@headstartwarrantygroup.com LEASE $0 MICHAEL W. DORMAN, CPA, P.C. 14114 DALLAS PARKWAY, SUITE 430 DALLAS, TX - 75254 mike@michaelwdormancpa.com LEASE $0 MS PEZESHKI, LLC 14114 N DALLAS PARKWAY, SUITE 100 DALLAS, TX - 75254 mpezeshki1@gmail.com LEASE $0 NEUGENT & HELBING, INC. 14110 DALLAS PARKWAY, SUITE 202 DALLAS, TX - 75254 ross@neugenthelbing.com LEASE $0 NUCLEUS HEALTHCARE GROUP, LLC 14114 N DALLAS PARKWAY, SUITE 200 DALLAS, TX - 75254 shanna@kadane.com LEASE $0 O-FILE, LLC 14114 DALLAS PARKWAY, SUITE 300 DALLAS, TX - 75254 jmonares@ont.com LEASE $0 PARK CITIES HEALTH SERVICES LLC 14114 DALLAS PARKWAY, SUITE 460 DALLAS, TX - 75254 geniusgov@yahoo.com LEASE $0 PARKWAY PLAZA I & II Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 107 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure RICHEN MEDTECH LLC 14114 N. DALLAS PARKWAY, SUITE 160 DALLAS, TX - 75254 KINCHENTAO@QQ.COM LEASE $0 SOUTHWEST AUTOMATED SECURITY INC. 2545 MERRELL ROAD ATTN: JEFF GOODWIN DALLAS, TX - 75229 jeff@southwestautomated.com LEASE $0 SOUTH-WEST PUBLIC RELATIONS, INC. 13610 MIDWAY ROAD, SUITE 243 ATTN: RAMONA ZADUKS DALLAS, TX - 75244 zadyks@aol.com LEASE $0 TEXAS PRIDE LENDING, LLC 14114 N DALLAS PARKWAY, SUITE 160 DALLAS, TX - 75254 SMontes@texaspridelending.com LEASE $0 THOUGHT FOCUS, INC. 14110 N DALLAS PARKWAY, SUITE 250 DALLAS, TX - 75254 payables@thoughtfocus.com LEASE $0 T-MOBILE WEST CORPORATION P.O. BOX 1090 MANDAN, ND - 58554 ap@landmarkdividend.comlandmarkdividend.com LEASE $0 WYNNE TRANSPORTATION HOLDINGS, LLC 14110 N. DALLAS PARKWAY, SUITE 240 DALLAS, TX - 75254 john.montgomery@wthllc.com LEASE $0 XO COMMUNICATIONS SERVICES, LLC 14114 N DALLAS PARKWAY ROOF DALLAS, TX - 75201 david.brightwell@verizon.com LEASE $0 YELLOWFIRST EXPERIENCE, LLC 337 MEADOWVIEW LANE ATTN SHUKLA KARNAKUMAR LEWISVILLE, TX - 75056 Karna@yellowfirst.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 108 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ADVOCATE FINANCIAL PARTNERS LONESTAR, LLC 1521 N. COOPER STREET, SUITE 700 ARLINGTON, TX - 76011 aspain@asbtex.com LEASE $0 AQUATIC CO. 1521 N. COOPER STREET, SUITE 500 ARLINGTON, TX - 76011 aquaticapinvoice@aquaticbath.com LEASE $0 BISHOP SHARP CPA, PLLC 1521 N COOPER STREET, SUITE 850 ARLINGTON, TX - 76011 rick.wylie@bishopsharpcpa.com LEASE $0 BROOKESIDE HEALTH LLC 136 N. MARTIN AVENUE ATTN: COLIN NICKERSON WAUKEGAN, IL - 60085 colinnickerson3@gmail.com LEASE $0 CUSHMAN & WAKEFIELD 1521 N COOPER STREET, SUITE 610 ARLINGTON, TX - 76011 CWCorpReAdmin@cushwake.com LEASE $0 DANIEL WRIGHT 1521 N. COOPER ST, SUITE 550 ARLINGTON, TX - 76011 kmachi@tedmachi.com LEASE $0 DAVIS, ERMIS & ROBERTS, P.C. 1521 N. COOPER STREET, SUITE 860 ARLINGTON, TX - 76011 davisdavisandroberts@yahoo.com LEASE $0 DENESH SINGH 1521 N. COOPER ST, SUITE 220 ARLINGTON, TX - 76011 dennysinghlpc@gmail.com LEASE $0 DFW PAIN & INJURY CENTERS, LLC 1521 N. COOPER ST, SUITE 630 ARLINGTON, TX - 76011 rhonda@txpainandinjury.com LEASE $0 EDWARD D JONES & CO, LP 1521 N. COOPER STREET, SUITE 130 ARLINGTON, TX - 76011 edjleaseadmin@cushwake.com LEASE $0 EMR (USA HOLDINGS), LLC 1521 N COOPER STREET, SUITE 221 ARLINGTON, TX - 76011 usaap@emrgroup.com LEASE $0 GREENWAY TECHNOLOGIES, INC. 1521 N COOPER STREET, SUITE 205 ARLINGTON, TX - 76011 ransom.jones@gwtechinc.com LEASE $0 HAWRYLAK & ASSOCIATES, LLC 1521 N. COOPER STREET, SUITE 890 ARLINGTON, TX - 76011 steveh@hawkandassociates.com LEASE $0 JEFFERSON B. MCLEAN and CATHLEEN h. MCLEAN 1521 N COOPER STREET, SUITE 525 ARLINGTON, TX - 76011 jbmcleantx@gmail.com LEASE $0 JONES HASSETT, PC 1521 N. COOPER ST, SUITE 360 ARLINGTON, TX - 76011 kbiggs@harrisonsteck.com LEASE $0 KRYPTOS TECHNOLOGIES, INC. 12221 MERIT DR, SUITE 800 ATTN GOKULNATH CHANDRASEKARAN DALLAS, TX - 75271 gokul@kryptostech.com LEASE $0 LSCG CONTRACTORS LLC 1521 N. COOPER ST, SUITE 309 ARLINGTON, TX - 76011 lscgroofs@gmail.com LEASE $0 MACLIN FAMILY MEDICINE, PLLC 1521 N. COOPER ST, SUITE 213 ARLINGTON, TX - 76011 info@maclinfamilymedicine.com LEASE $0 MENESES LAW, PLLC ATTN: F. CHRISTINE MENESES 2190 NORTH LOOP WEST, SUITE 300 HOUSTON, TX - 77018 manager@meneses.law LEASE $0 MICHAEL R. DUKE 1521 N COOPER STREET, SUITE 335 ARLINGTON, TX - 76011 mrduke@ft.newyorklife.com LEASE $0 MILENIO REAL ESTATE, INCORPORATED 1115 E. PIONEER PARKWAY, SUITE 145 ATTN: ROSA M. HERRERA ARLINGTON, TX - 76010 mileniorealestate@gmail.com LEASE $0 MITCHUM PROPERTIES LLC 1521 N. COOPER ST, SUITE 221 ARLINGTON, TX - 76011 sandramitchum@hotmail.com LEASE $0 PARIS BLAKE 1521 N. COOPER ST, SUITE 08 ARLINGTON, TX - 76011 parisblake42@gmail.com LEASE $0 PARRY AMERICA, INC. 1521 N. COOPER STREET, SUITE 350 ARLINGTON, TX - 76011 jhask@coromandel.murugappa.com LEASE $0 PINNACLE BANK 1521 N. COOPER STREET, SUITE 140 ARLINGTON, TX - 76011 reba.lozano@pinnbank.com LEASE $0 PINNACLE BANK 1521 N. COOPER STREET, SUITE 140 ARLINGTON, TX - 76011 reba.lozano@pinnbank.com LEASE $0 PREMIER ACCESS, INC. 1521 N. COOPER STREET, SUITE 330 ARLINGTON, TX - 76011 bduly@accessppo.com LEASE $0 ROBERT GREEN, CPA 1521 N COOPER STREET, SUITE 530 ARLINGTON, TX - 76011 greenrcpa@gmail.com LEASE $0 ROSS JETER 1521 N. COOPER STREET, SUITE 725 ARLINGTON, TX - 76011 rjeter@rossjeter.com LEASE $0 SCOTT WARD 1521 N. COOPER ST, SUITE 215 ARLINGTON, TX - 76011 silverfoxcoins@gmail.com LEASE $0 SKYMARK TOWER Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 109 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure STAR PERSONNEL II LLC 4606 FM 1960 ROAD WEST, SUITE 310 ATTN: MARIN HENSON HOUSTON, TX - 77069 accounting@starpersonnel.net LEASE $0 THE GRAND LODGE OF THE INTERNATIONAL ASSOCIATION OF MACHINIST AND AEROSPACE WORKERS 1521 N. COOPER ST, SUITE 250 ARLINGTON, TX - 76011 lfisher@iamaw.org LEASE $0 THE LAW OFFICES OF MARY PANZU, PLLC 1521 N. COOPER STREET, SUITE 214 ARLINGTON, TX - 76011 roxanagarcia@lawyer.com LEASE $0 THOMPSON LAW LLP 1521 N. COOPER ST ARLINGTON, TX - 76011 nread@triallawyers.com LEASE $0 U.S. ENERGY DEVELOPMENT CORPORATION 1521 N. COOPER STREET, SUITE 400 ARLINGTON, TX - 76011 acctpayable@usedc.com LEASE $0 WHELAN SECURITY CO 1521 N. COOPER ST, SUITE 210 ARLINGTON, TX - 76011 Paul.Bents@garda.com LEASE $0 MICHAEL RAMOS 1521 N. COOPER STREET, SUITE 204 ARLINGTON, TX - 76011 silverfoxcoins@gmail.com LEASE Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 110 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure 23 CONSULT AND SPEAK LLC 2000 N. LOOP WEST HOUSTON, TX - 77018 info@instantchimney.com LEASE $0 3H ENGINEERING & CONSTRUCTION, INC JOSE ANGEL ROCHA 5207 SLEEPY CREEK DRIVE HOUSTON, TX - 77017 aggieneer@3h.engineering LEASE $0 A+ USA, LLC ROBIN PHILIP 2060 NORTH LOOP WEST, SUITE 1050 HOUSTON, TX - 77018 r-philip@aplus-usa.com LEASE $0 ABERDEEN BUILDING GROUP, LLC SCOTT MCNINCH 919 PRINCE STREET HOUSTON, TX - 77008 cass@aberdeenbuildinggroup.com LEASE $0 AMK FINANCIAL CORPORATION 3420 MORRISON ST. HOUSTON, TX - 77009 alix@amkfinancial.com LEASE $0 AMPT, LLC 2020 N. LOOP WEST, SUITE 135 HOUSTON, TX - 77018 ampttx@gmail.com LEASE $0 ARC DIAGNOSTICS, LLC 8851 N. 125TH E. AVENUE, SUITE 150 OWASSO, OK - 74055 rscott@arcdiagnosticlab.com LEASE $0 ASHLEY SANFORD, PHD, PLLC 2000 NORTH LOOP WEST, SUITE 206 HOUSTON, TX - 77018 contact@ashleysanfordphd.com LEASE $0 AXIS PIPELINE CONSTRUCTION GROUP, INC. PAUL BYINGTON 2002 W. GRAND PARKWAY, STE. 304 KATY, TX - 77449 ap@axispcg.com LEASE $0 BAQUERO & ASSOCIATE CPAS, PLLC 2060 N. LOOP WEST, SUITE 105 HOUSTON, TX - 77018 enbcpa@outlook.com LEASE $0 BAYOU CITY WATERKEEPER, INC. 2010 NORTH LOOP WEST, SUITE 103 HOUSTON, TX - 77018 ayanna@bayoucitywaterkeeper.org LEASE $0 BERNARDO J. GARCIA 2040 NORTH LOOP WEST, SUITE 308 HOUSTON, TX - 77018 garciataxlaw@gmail.com LEASE $0 BOSSI PROPERTIES, LLC 2020 NORTH LOOP WEST SUITE 20106 HOUSTON, TX - 77018 kirktoups@gmail.com LEASE $0 BREEAAN GULLO 5009 LIDO LANE HOUSTON, TX - 77092 info@3rdgenloans.com LEASE $0 C.L. BOHANNON CPA PLLC 7110 BLENHEIM PALACE LANE HOUSTON, TX - 77095 clbcpa@gmail.com LEASE $0 CATHODIC CONTROL SYSTEMS, INC. 2030 NORTH LOOP WEST, SUITE 104 HOUSTON, TX - 77018 jtranbrown@stelarservices.com LEASE $0 CHARLES BEARE and JONATHAN LEVULIS 2000 NORTH LOOP WEST, SUITE 210 HOUSTON, TX - 77018 HR@hydrant.com LEASE $0 CHARLES JOHNSON 2050 NORTH LOOP WEST, SUITE 226 HOUSTON, TX - 77018 cjohnatlaw@aol.com LEASE $0 CIRCLES OF CARE 5333 EVERHART ATTN: LISA EDWARDS CORPUS CHRISTI, TX - 78411 phillip@willmscpa.com LEASE $0 CMYC LLC 14526 Iron Horseshoe Lane HOUSTON, TX - 77044 sara@havenspacecoaching.com LEASE $0 COMPASSIONATE CARE HOSPICE ATTN: REAL ESTATE DEPARTMENT 3854 AMERICAN WAY, SUITE A BATON ROUGE, LA - 70816 amedisys@bluestarcre.com LEASE $0 CT KELLY & ASSOCIATES, INC. 2040 NORTH LOOP WEST, SUITES 009 AND 012 christopher_kelly@us.aflac.com LEASE $0 CTX CONSTRUCTION SYSTEMS, LLC 2014 BRIARCREST DRIVE HOUSTON, TX - 77077 cristina@ctxcontractors.com LEASE $0 CYNTHIA NAVA 1734 DON ALEJANDRO HOUSTON, TX - 77091 cnava@willowandsagecounseling.com LEASE $0 THE PRESERVE Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 111 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure DEPAOLI-CRIDDLE, PLLC 2020 NORTH LOOP WEST, SUITE 200 HOUSTON, TX - 77018 depaolicriddle@gmail.com LEASE $0 DGI-MENARD, INC. 2060 NORTH LOOP WEST, SUITE 240 HOUSTON, TX - 77018 KKeener@menardgroupusa.com LEASE $0 DISTRICT 7 MAIN, LLC 2010 NORTH LOOP WEST, SUITE 275 HOUSTON, TX - 77018 shelley@district7grill.com LEASE $0 DOUGLAS REUSCHEL 10115 WILLOW CROSSING DRIVE HOUSTON, TX - 77064 doug@sundancecare.net LEASE $0 DR. DANIEL BELTRAN 25902 TRICKLING ROCK SAN ANTONIO, TX - 78260 admin@allhoustonpain.com LEASE $0 ENERGY ENGG. AMERICAS, LLC. 26410 Oak Ridge Drive Suite 105 Spring, TX - 77380 shafeeque.puthukkudi@energyengg.com LEASE $0 ENTOMOLOGY ASSOCIATES, INC. 2020 N. LOOP W, SUITE #115 HOUSTON, TX - 77018 jtucker@entoassoc.com LEASE $0 EUROPA HOMES CORP 7324 SOUTHWEST FREEWAY, #1464 ATTN: ISRAEL SIERRA HOUSTON, TX - 77074 isierra@europahomestexas.com LEASE $0 EVA SYMCOX AND BRIAN SYMCOX 9403 SKIPPING STONE LANE HOUSTON, TX - 77064 eva.skincare@yahoo.com LEASE $0 FAMILIES EMPOWERED 2050 NORTH LOOP WEST, SUITE 230 ATTN: PATRICIA DIPPEL HOUSTON, TX - 77018 pcastillo@familiesempowered.org LEASE $0 FATHER AND SON HEALTHCARE HOLDINGS, INC. 2020 NORTH LOOP WEST, SUITE 160 HOUSTON, TX - 77018 jsullivan@directstaffingtexas.com LEASE $0 FIROUZBAKHT LAW FIRM, PLLC 2040 NORTH LOOP WEST, SUITE 102 HOUSTON, TX - 77018 ef@firouzbakhtlawfirm.com LEASE $0 FITCLINIC LLC, a Texas limited liability company 6022 GREENMONT DR. HOUSTON, TX - 77092 j.aaron@me.com LEASE $0 FRANK SALAZAR & CO., P.C. 2010 NORTH LOOP WEST, SUITE 200 HOUSTON, TX - 77018 cpa@fsalco.com LEASE $0 G&B GROUP, LLC 2050 NORTH LOOP WEST, SUITE 101 HOUSTON, TX - 77018 info@gnbgroup.net LEASE $0 GABRIELLE HENDERSON 2010 NORTH LOOP WEST SUITE 10160 HOUSTON, TX - 77018 gabbyhen24@gmail.com LEASE $0 GENE B. REYNOLDS 2020 NORTH LOOP WEST, SUITE #260 HOUSTON, TX - 77018 greynolds@gbrcpas.com LEASE $0 GINA W WATSON PLLC 513 E. 11TH STREET ATTN: GINA W WATSON HOUSTON, TX - 77008 HoustonRelationshipInstitute@gmail.com LEASE $0 GMC CONSULTANTS, LLC 2060 NORTH LOOP WEST, SUITE 110 HOUSTON, TX - 77018 smcgowen@gmc-consultants.com LEASE $0 GREATER HEIGHTS AREA CHAMBER OF COMMERCE 2020 NORTH LOOP WEST, SUITE 215 HOUSTON, TX - 77018 president@heightschamber.org LEASE $0 INTELLIGEN BUSINESS SOLUTIONS INC. 8935 GREEN RAY DRIVE ATTN: GUISSEPPI GALVEZ HOUSTON, TX - 77040 ggalvez@nexgenco.net LEASE $0 ISAIAS D. TORRES 2000 NORTH LOOP WEST, SUITE 250 HOUSTON, TX - 77018 idtorres@idtlaw.com LEASE $0 ISLAND PEAK GROUP, LLC 8111 LBJ FREEWAY, SUITE 1285 ATTN: NICHOLAS OLENEC DALLAS, TX - 75251 olenec@texastaxprotest.com LEASE $0 JACKELINE CARDONA 2050 NORTH LOOP WEST, SUITE 116 HOUSTON, TX - 77018 jcardonag@gmail.com LEASE $0 JARB PLLC 3275 SUMMER STREET, APT. 1410 HOUSTON, TX - 77007 info@artisanchiropratic.com LEASE $0 JESSICA HEARD 2010NORTH LOOP WEST, SUITE 170 HOUSTON, TX - 77018 thebeautymuva@gmail.com LEASE $0 JESSICA MEREDITH STEIN 1901 POST OAK PARK DRIVE, SUITE 10104 ATTN: JESSICA MEREDITH STEIN HOUSTON, TX - 77027 info@nguyenwellnessrecovery.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 112 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure JOEL MEDRANO 2050 NORTH LOOP WEST, SUITE 100 HOUSTON, TX - 77018 medranoinvestments@gmail.com LEASE $0 JOHN R. BARTOS and WILLIAM J. RICE 2040 NORTH LOOP WEST, SUITE 008 HOUSTON, TX - 77018 jbartos@htownlaw.com LEASE $0 JUAN MARTIN CURIMAN 2030 North Loop West Ste. 255 Houston, TX - 77018 areyes@curimanbrokers.com LEASE $0 K.M. DREAM BIG FITNESS, INC. 2060 NORTH LOOOP WEST FREEWAY, SUITE 203 ATTN: KRISTINA MCDANIEL HOUSTON, TX - 77018 kristina@painfreeposture.clinic LEASE $0 KENDRA LEE-MARTIN 2010 NORTH LOOP WEST, SUITE 115 HOUSTON, TX - 77018 kendral@ofheartandmind.net LEASE $0 KGI HOLDINGS LLC 2040 NORTH LOOP WEST, SUITE 020 ATTN: ZACHARY RAND HOUSTON, TX - 77018 vendors@brightscreen.app LEASE $0 KIDZ 2 KIDZ CHILD PLACING AGENCY 2000 NORTH LOOP WEST, SUITE 130 HOUSTON, TX - 77018 kidz2kidz_cpa@yahoo.com LEASE $0 KINGSBURY INSURANCE AGENCY 2050 NORTH LOOP WEST, SUITE 110 HOUSTON, TX - 77018 jkingsbury@integrity-ins.com LEASE $0 KNEADED INNERGY THERAPEUTIC HEALING LLC 12919 Windfern Rd #4103 HOUSTON, TX - 77064 logisticwellness@gmail.com LEASE $0 KRAIG L. RUSHING, INC 2030 NORTH LOOP WEST, SUITE 207 HOUSTON, TX - 77018 debra_rushing@msn.com LEASE $0 KRISTEN JUUL 2000 NORTH LOOP WEST, SUITE 203 HOUSTON, TX - 77018 kristif40@hotmail.com LEASE $0 LATISCHIA A. BANKS 2050 NORTH LOOP WEST, SUITE 223 HOUSTON, TX - 77018 etherapymassage@gmail.com LEASE $0 LAW OFFICE OF MATTHEW H. AMMERMAN, P.C. 2040 NORTH LOOP WEST, SUITE 390 HOUSTON, TX - 77018 skp@maritimedefense.net LEASE $0 LEONARD P. KASOWSKI 2050 NORTH LOOP WEST, SUITE 115 HOUSTON, TX - 77018 jeff@heightsfinancialservices.com LEASE $0 LETICIA VALDEZ 18979 ROSEWOOD TERRACE DR NEW CANEY, TX - 77357 leticiavaldez_01@yahoo.com LEASE $0 LISA ZEBACK 2030 NORTH LOOP WEST STE. 290 HOUSTON, TX - 77018 healinghavenmassagetx@gmail.com LEASE $0 MAHOGANY SERVICES, LLC 6035 YALE STREET HOUSTON, TX - 77076 reinel.solano@fcifloors.com LEASE $0 MAK-SHUR DIAGNOSTICS, INC., a Texas Corporation 2040 N. LOOP W., SUITE 103 HOUSTON, TX - 77018 reliefmedbill@hotmail.com LEASE $0 MAX SHIPPING, INC. 2040 NORTH LOOP WEST, SUITE 22 HOUSTON, TX - 77018 accounting@max-shipping.com LEASE $0 MCCANNE & CURRIN, P.C. 13710 KING CIRCLE CYPRESS, TX - 77429 mmcurrin@sbcglobal.net LEASE $0 MCCREARY LAW OFFICE, PLLC 2060 NORTH LOOP WEST, SUITE 104 ATTN: JANA MCCREARY HOUSTON, TX - 77018 jana@mccrearylawoffice.com LEASE $0 NATIONAL STRUCTURAL ENGINEERING, INC. 2020 NORTH LOOP WEST, SUITE 230 HOUSTON, TX - 77018 michael@structural.nu LEASE $0 NORD-SUD SHIPPING ATTN: COLE GAUTREAU 1940 JEFFERSON HWY. LUTCHER, LA - 70071 accounting@nordsudshipping.com LEASE $0 ONYX NEURODIAGNOSTICS, LLC 2000 NORTH LOOP WES, SUITE 110 HOUSTON, TX - 77018 louiscano@yahoo.com LEASE $0 PATRICIA F. BUSHMAN, P.C. 2004 WICHITA PASADENA, TX - 77502 pblaw@bushmanlawoffices.com LEASE $0 PE HEALTH CHOICE REHABILITATION CENTER 2040 NORTH LOOP WEST, SUITE 103A HOUSTON, TX - 77018 nshutko@gmail.com LEASE $0 PENNCOMP, LLC P.O. BOX 10570 HOUSTON, TX - 77206 sshuman@Penncomp.com LEASE $0 PHI NGUYEN 12919 LAKE MIST DRIVE CYPRESS, TX - 77429 paulnguyen1228@gmail.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 113 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure PHUC K. HUYNH 2030 NORTH LOOP WEST FREEWAY, SUITE 260 HOUSTON, TX - 77018 danielle@1stchoiceai.com LEASE $0 PRIORITY-1, INC 1800 EAST ROOSEVELT ROAD ATTN: NATHANIEL HASTINGS LITTLE ROCK, AR - 72206 accounting@priority1.com LEASE $0 PROTECT, LLC 2060 NORTH LOOP WEST, SUITE 135 HOUSTON, TX - 77018 ap@protect.llc LEASE $0 PURSUIT OF HAPPINESS BEHAVIORAL HEALTH, LLC 2000 NORTH LOOP WEST, SUITE 100 HOUSTON, TX - 77018 arehman1207@gmail.com LEASE $0 RA PHIPPS INC DBA PHIPPS LAW FIRM 11919 SWORDS CREEK ROAD ATTN: ROSHUN A. PHIPPS HOUSTON, TX - 77067 roshun@phippslegal.com LEASE $0 RANDALL M. THOMPSON 2010 North Loop West, Ste 10110 Houston, TX - 77018 caitlin@coppermountaincapital.com LEASE $0 REFLECT THERAPY, PLLC 1860 WHITE OAK DR. #316 HOUSTON, TX - 77009 hello@reflecthouston.com LEASE $0 RG TAYLOR II, PC 2040 NORTH LOOP WEST, SUITE 104 HOUSTON, TX - 77018 ttaylor@rgtaylorlaw.com LEASE $0 RP TRADEWINDS MARKETING NETWORK, INC. 13831 SANDOVER DRIVE HOUSTON, TX - 77014 bporeotx@gmail.com LEASE $0 SKILLED PAIN CARE CLINIC, PA 2050 NORTH LOOP WEST, SUITE 135 HOUSTON, TX - 77018 syed982@hotmail.com LEASE $0 SPINE & JOINT PRO MEDICAL CENTERS, PLLC 2060 NORTH LOOP WEST HOUSTON, TX - 77018 bkey38@yahoo.com LEASE $0 STATE OFFICE OF ADMIN HEARING HEARINGS - ATTN P. O. BOX 13025 AUSTIN, TX - 78711-3025 finance@soah.texas.gov LEASE $0 TCMG, LP 2000 NORTH LOOP WEST, SUITE 200 HOUSTON, TX - 77018 brannon@lloydfinancial.com LEASE $0 TEN BEST PROMOTIONAL ITEMS LLC DBA PROMOPRINT GROUP 2020 North Loop W, Ste 205 HOUSTON, TX - 77018 steve.enright@promoprintgroup.com LEASE $0 TERE CARRILLO TERAPEUTA LLC 795 CIRCLE WAY ATTN: TERESA CARRILLO JARRELL, TX - 76537 teresacarrillorejon@hotmail.com LEASE $0 THE CORE BODY LAB LLC 2000 NORTH LOOP WEST, SUITE 260 HOUSTON, TX - 77018 corebodylab@gmail.com LEASE $0 THE L CUMMINGS GROUP, INC. 2030 N. LOOP WEST, SUITE 115 HOUSTON, TX - 77018 jjsto1@yahoo.com LEASE $0 THE MORA LAW FIRM, PLLC 2040 NORTH LOOP WEST, SUITE 244 ATTN: MAYRA MORA HOUSTON, TX - 77018 mayra@moralawtexas.com LEASE $0 THE SERENITY RETREAT FOR HEALING AND SPIRITUAL RENEWAL, INC. 2060 NORTH LOOP W, STE 200 ATTN: Cecie Turlington HOUSTON, TX - 77018 accounting@serenityretreat.com LEASE $0 THERESA R HARRING 2000 North Loop W, Suite 220 Houston, TX - 77018 trharring@hotmail.com LEASE $0 TIMOTHY JASON HILSHER 2020 NORTH LOOP WEST, SUITE 106 HOUSTON, TX - 77018 tj@hilshergroup.com LEASE $0 TOLULOPE KUTEYI 2010 NORTH LOOP WEST SUITE 150 HOUSTON, TX - 77018 tolukuteyi@yahoo.com LEASE $0 TRANSPORT WORKERS UNION OF AMERICA 501 3RD ST. NW, 9TH FLOOR WASHINGTON, DC - 20001 jcruz@twu.org LEASE $0 UNIVERSAL HOME SOLUTIONS LLC 12122 PINELANDS PARK LANE ATTN: JON ALTIC HUMBLE, TX - 77346 financemanager.jla@gmail.com LEASE $0 VADA COUNSELING, PLLC 10106 Autumn Harvest Dr. Houston, TX - 77064 candice@vadacounseling.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 114 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure VASQUEZ LAW GROUP, PLLC 16522 WILLIAMTOWN DRIVE ATTN: REGINA VASQUEZ HOUSTON, TX - 77084 regina@vasquezlawgroup.net LEASE $0 VICTORIA MENDOZA 16719 PEDDLEGLEN DRIVE HOUSTON, TX - 77095 stickyvickywax@icloud.com LEASE $0 VIRGINIA CORTES ARAIZA, MD, PLLC 2040 NORTH LOOP WEST, SUITE 300 HOUSTON, TX - 77018 v_cortes@yahoo.com LEASE $0 VOLLEY BOAST, LLC 2000 NORTH LOOP WEST, SUITE 120 HOUSTON, TX - 77018 jnovak@volleyboast.com LEASE $0 VONNE JONES 2050 NORTH LOOP WEST, SUITE 130 HOUSTON, TX - 77018 xxpearls@hotmail.com LEASE $0 WINGS FOR LEARNING 2040 NORTH LOOP WEST, SUITE 234 ATTN: JESSICA BROOK HOUSTON, TX - 77018 jessica@wingsforlearning.org LEASE $0 WIX, PROPERTY TAX SPECIALIST 2010 NORTH LOOP WEST, SUITE 105 HOUSTON, TX - 77018 dean_wix@yahoo.com LEASE $0 XPRESSGUARDS LLC 2208 SW 59TH AVENUE ATTN: MOISE LOUISSAINT WEST PARK, FL - 33023 moise@xpressguards.com LEASE $0 L V TEXAS SOLUTIONS, LLC 2000 N. LOOP WEST, SUITE 205 HOUSTON, TX - 77018 lauravargas1173@gmail.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 115 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure ACRISURE, LLC 100 OTTAWA AVENUE, SW GRAND RAPIDS, MI - 49503 mmills@cipoftexas.com LEASE $0 AIM ASSOCIATION INSURANCE MANAGEMENT, INC 12221 MERIT DR, SUITE 1670 DALLAS, TX - 75251 kboliver@aim-companies.com LEASE $0 ASSURED BENEFITS ADMINISTRATORS, INC 12221 MERIT DRIVE #1800 ATTN: PENNY HODGE DALLAS, TX - 75251 phodge@nationalppo.com LEASE $0 BEACON ORAL SPECIALISTS MANAGEMENT LLC 12221 MERIT DR, SUITE 1175 DALLAS, TX - 75251 lfaust@beaconoralspecialists.com LEASE $0 BEAUTY MARK DALLAS LLC 4311 BELMONT AVENUE DALLAS, TX - 75204 info@beautymarkdallas.com LEASE $0 BELLINGER & SUBERG, LLP 12221 MERIT DR, SUITE 1750 DALLAS, TX - 75251 Syoung@bellingersuberg.com LEASE $0 CAREY ASSET MANAGEMENT DALLAS LLC 50 ROCKEFELLER PLAZA, SECOND FLOOR NEW YORK, NY - 10020 jcardasis@wpcarey.com LEASE $0 CEDAR HEALTH RESEARCH, LLC 12221 MERIT DRIVE, SUITE 350 DALLAS, TX - 75251 accounting@cedarresearch.com LEASE $0 CHOLLA PETROLEUM, INC. CHOLLA PETROLEUM, INC. PO BOX 12208 12221 MERIT DRIVE SUITE 1300 DALLAS, TX - 75255 chollaAP@chollapetro.com LEASE $0 COGENT COMMUNICATIONS 12221 MERIT DRIVE, ROOF 6 DALLAS, TX - 75251 re-tla-invoices@cogentco.com LEASE $0 CRAYON SOFTWARE EXPERTS, LLC 12221 MERIT DRIVE, SUITE 800 DALLAS, TX - 75251 apinvoices.us@crayon.com LEASE $0 CTMI, LLC 12221 MERIT DRIVE, SUITE 1200 DALLAS, TX - 75251 Theony.deaton@invoke.tax LEASE $0 DAVID MUNSON 12221 MERIT DRIVE, SUITE 930 DALLAS, TX - 75251 davemunson1@yahoo.com LEASE $0 DIRECT HOLDINGS, LLC 12221 MERIT DR, SUITE 1215 DALLAS, TX - 75251 cheryl@directretailpartners.com LEASE $0 DSG BENEFITS GROUP, LLC 12221 MERIT DRIVE, SUITE 1015 DALLAS, TX - 75251 dgoldfarb@dsgbenefits.com LEASE $0 ENCORE COMMERICAL, LLC #00-HAR713-OFF01112 P.O. BOX 209249 AUSTIN, TX - 78720-9249 lynnek@richmondhonan.com LEASE $0 FERGUSON FINANCIAL GROUP, LLC 12221 MERIT DRIVE, SUITE 1925 DALLAS, TX - 75251 dean.ferguson@wfafinet.com LEASE $0 GRANT H. LAUGHLIN 12221 MERIT DRIVE, SUITE 640 DALLAS, TX - 75251 grant@lcrgusa.com LEASE $0 GREEN OAKS HOSPITAL SUBSIDIARY, L.P. 7808 CLODUS FIELDS DR DALLAS, TX - 75251 tyray.jones@medicalcityhealth.com LEASE $0 GREEN OAKS HOSPITAL SUBSIDIARY, LP 12221 MERIT DRIVE, SUITE 450 DALLAS, TX - 75251 GOHD.Accounting@MedicalCityHealth.com LEASE $0 INFOSOLVE, INC. 12221 MERIT DRIVE, SUITE 1720 DALLAS, TX - 75251 pmooney@mpowerbeverage.com LEASE $0 INTEGRITY MORTGAGE CORPORATION OF TEXAS 5 HORIZON COURT HEATH, TX - 75032 heather@imctx.com LEASE $0 INTERVENTIONAL PARTNERS, PLLC 12221 MERIT DR, SUITE 280 DALLAS, TX - 75251 jardystein@gmail.com LEASE $0 JACKSON SPENCER LAW, PLLC 12221 MERIT DRIVE, SUITE 160 DALLAS, TX - 75251 accounting@jacksonspencerlaw.com LEASE $0 KING & FISHER LAW GROUP, PLLC 1221 MERIT DR, SUITE 1630 DALLAS, TX - 75251 eric.begun@king-fisher.com LEASE $0 LEVEL 3 COMMUNICATIONS, LLC 12221 MERIT DRIVE, ROOF 1 DALLAS, TX - 75251 realestatepayments@centurylink.com LEASE $0 MDH FINANCIAL GROUP, LLC 12221 MERIT DRIVE, SUITE 1900 DALLAS, TX - 75251 dhowell@howellfinancial.com LEASE $0 THREE FOREST PLAZA Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 116 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure MEDIFY HEALTH, LLC ATTN: BRENT WISE 6125 LUTHER LANE, SUITE 313 DALLAS, TX - 75225 brent@medifyhealth.com LEASE $0 MERCER CAPITAL MANAGEMENT INC. 12221 MERIT DRIVE, SUITE 975 DALLAS, TX - 75251 doblel@mercercapital.com LEASE $0 MERIT MODERN DENTAL, PLLC 120 E FM 544, SUITE 72 PMB 358 MURPHY, TX - 75094 Joey@ZygoDentalGroup.com LEASE $0 MICHAEL A. MILLER & ASSOCIATES, PC 12221 MERIT DRIVE, SUITE 1210 DALLAS, TX - 75251 mmiller@tmlfpc.com LEASE $0 MINCEY-CARTER PC 12221 MERIT DRIVE, SUITE 200 DALLAS, TX - 75251 cchase@minceycarter.com LEASE $0 NATIONAL OVARIAN CANCER COALITION, INC. 12221 MERIT DRIVE, SUITE 1950 DALLAS, TX - 75251 finance@ovarian.org LEASE $0 NELOFER AZAD, M.D., PA 12221 MERIT DRIVE, SUITE 1725 DALLAS, TX - 75251 azad1@aol.com LEASE $0 NEW CINGULAR WIRELESS PCS, LLC Site # 10037216 c/o ENGIE INSIGHT - MS 7372 P.O. BOX 2241 SPOKANE, WA - 99210-2241 releaseadmin@att.com LEASE $0 PERRYMAN FINANCIAL ADVISORY 12221 MERIT DRIVE, SUITE 1660 DALLAS, TX - 75251 bperryman@billperryman.com LEASE $0 RAINBOW DAYS, INC 12221 MERIT DRIVE, SUITE 1700 DALLAS, TX - 75251 cynthiaw@rainbowdays.org LEASE $0 RANKIN FINANCIAL NETWORK, L.L.C. 12221 MERIT DRIVE, SUITE 1900 DALLAS, TX - 75251 kopella@fnicdfw.com LEASE $0 RELATIONAL THERAPY COLLECTIVE, PLLC 12221 MERIT DRIVE, SUITE 1360 DALLAS, TX - 75215 drholt@relationaltherapycollective.com LEASE $0 RICHARD RAMIREZ 12221 MERIT DRIVE, SUITE 910 DALLAS, TX - 75251 richard.ramirez.b6o5@statefarm.com LEASE $0 ROBERTS & CROW INC. 12221 MERIT DRIVE, SUITE 300 DALLAS, TX - 75251 ashley.crow@robertsandcrow.com LEASE $0 ROOSHNA INVESTMENTS 12221 MERIT DRIVE, SUITE 140 DALLAS, TX - 75251 rrcafe.tx@gmail.com LEASE $0 STATE OF TEXAS P.O. BOX 13047 AUSTIN, TX - 78711 amanda.diebel@tfc.state.tx.us LEASE $0 STRIDE HEALTHCARE MANAGEMENT LLC 12221 MERIT DR, SUITE 620 DALLAS, TX - 75251 accounts.payable@stridecare.com LEASE $0 SULE FACIAL PLASTIC SURGERY 12221 MERIT DRIVE, SUITE 1060 DALLAS, TX - 75251 sdsule@yahoo.com LEASE $0 THE INSTITUTE FOR LUXURY HOME MARKETING, LP P.O. BOX 1447 MARYLAND HEIGHTS, MO - 63043 accountspayable@colibrigroup.com LEASE $0 TIME WARNER CABLE 12221 MERIT DRIVE, ROOF 5 DALLAS, TX - 75251 DLPriorityEscalationCBROECoordinators@charter.com LEASE $0 US ONCOLOGY, INC. C/O MCKESSON CORPORATION/US ONCOLOGY 6555 NORTH STATE HIGHWAY 161 ATTN: MCKESSON REAL ESTATE - LEASE ADMINISTRATION IRVING, TX - 75039 USONFinance@cbre.com LEASE $0 VERIZON CUSHMAN & WAKEFIELD OF FLORIDA, INC MAIL CODE FLTDSB1W 7701 E. TELECOM PARKWAY TEMPLE TERRACE, FL - 33637 michele.dorsey@verizon.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 117 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure BALBOAZ LLC MONICA MARTINEZ 2909 HILLCROFT SUITE HOUSTON, TX - 77057 monica282@me.com LEASE $0 BEAUTY DERM LLC 2909 HILLCROFT SUITE 695 HOUSTON, TX - 77057 beautydermllc@gmail.com LEASE $0 BELLA GROUP INC. and LAWRENCE W. ROHAL, CPA ELAINE BORDIERI 2909 HILLCROFT SUITE 101 HOUSTON, TX - 77057 amazing@airmail.net LEASE $0 CELIA VILLANUEVA CELIA VILLANUEVA 2909 HILLCROFT SUITE 695 HOUSTON, TX - 77057 celiadvt@gmail.com LEASE $0 CORRERO & RHODES PLLC 2909 HILLCROFT SUITE 305 HOUSTON, TX - 77057 jen@jcbrlaw.com LEASE $0 CRISTINA M. BATTLE CRISTINA BATTLE 2909 HILLCROFT SUITE 100 HOUSTON, TX - 77057 cbattle@farmersagent.com LEASE $0 DEMETRIUS DE OLIVEIRA CLAUDIA GONCALVES 2909 HILLCROFT SUITE 513 HOUSTON, TX - 77057 claudia@dcsvisasolutions.com LEASE $0 GEMLAND TEXAS, INC. 2909 HILLCROFT SUITE 230 HOUSTON, TX - 77057 tosh@skdiamonds.com LEASE $0 GTE MOBILNET/VERIZON NETWORK REAL ESTATE - NG76959 180 WASHINGTON VALLEY ROAD BEDMINSTER, NJ - 07921 CENRE.Property.Management.Mail@Verizon.com LEASE $0 HER SZN LASH BAR, LLC 2909 HILLCROFT STE 500 HOUSTON, TX - 77057 info@hersznlashbar.com LEASE $0 HOLISTIC HOME CARE NURSING INC. JEWELLEAN MANGAROO 2909 HILLCROFT SUITE 670 HOUSTON, TX - 77057 Hhcn@sbcglobal.net LEASE $0 INSUREPOINTE OF TEXAS, INC. ACCOUNTING 2909 HILLCROFT, SUITE 200 HOUSTON, TX - 77057 accounting@insurepointe.com LEASE $0 IRIEJADE BEAUTY, LLC JANICE AND DENISE WEDDERBURN 2909 HILLCROFT SUITE 100C HOUSTON, TX - 77057 iriejademakeup@yahoo.com LEASE $0 JAWHARAT ROKKAS TRADE, LLC AHMED HUSSEIN 2909 HILLCROFT SUITE 690 HOUSTON, TX - 77057 aljalmooda@gmail.com LEASE $0 JUDI DENTAL, PLLC AHMED AL-WAZZAN & OMEED ALKHALIDI 10617 CENTRE GREEN WAY HOUSTON, TX - 77043 ahmedlayth.alwazzan@gmail.com LEASE $0 KHAN AMERICAN, LLC ALTAF KHAN 2909 HILLCROFT SUITE 100E HOUSTON, TX - 77057 khandrivingacademy.us@gmail.com LEASE $0 MAKKA INTERNATIONAL INC. and AHMED AHMALLAWANY AHMED AHMALLAWANY 2909 HILLCROFT SUITE 250 HOUSTON, TX - 77057 makkausa@gmail.com LEASE $0 NUWAY REALTY GROUP, LLC ILIANA SANCHEZ 8226 MIDDLEBURY LANE HOUSTON, TX - 77070 ilianarealestate@gmail.com LEASE $0 TOWER PAVILION Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 118 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure PALKER LAW FIRM, PLLC 2909 HILLCROFT SUITE 620 HOUSTON, TX - 77057 claudia.carreon@palkerlaw.com LEASE $0 PAULINE RAYMOND MARTIMBEAU PAULINE MARTIMBEAU 2909 HILLCROFT SUITE 535 HOUSTON, TX - 77057 pmartimbo@aol.com LEASE $0 PLEZIA, P.C. RICK PLEZIA 2909 HILLCROFT SUITE 575 HOUSTON, TX - 77057 rick@rplezialaw.com LEASE $0 PRIME FACILTIY SERVICES GROUP, INC. PATTY PEREZ 6240 RICHMOND SUITE 260 HOUSTON, TX - 77057 pattyp@primefacilityservicesgroup.com LEASE $0 PROSPERITY & ASSOCIATES BUSINESS CONSUTING SERVICES LLC ATTN: ROBERTO REYES 5100 WESTHEIMER, SUITE 420 HOUSTON ,TX - 77056 robert.a.reyes@sbcglobal.net LEASE $0 SMITH PROTECTIVE MANAGEMENT, INC. 2909 HILLCROFT STE 600 HOUSTON, TX - 77057 melliott@smithprotective.com LEASE $0 SULEIMAN ALKHATIB and AKRAM ALKHATIB SULEIMAN ALKHATIB 2909 HILLCROFT SUITE 100D HOUSTON, TX - 77057 online_hijabe@yahoo.com LEASE $0 SULEIMAN ALKHATIB and AKRAM ALKHATIB SULEIMAN ALKHATIB 2909 HILLCROFT SUITE 100D HOUSTON, TX - 77057 online_hijabe@yahoo.com LEASE $0 TC LeNORMAND JR. 2909 HILLCROFT SUITE 515 HOUSTON, TX - 77057 tlenor9175@aol.com LEASE $0 TECH-LANCE SOLUTIONS, INC. REDDY DAYAKAR 15514 LYNFORD CREST DR. HOUSTON, TX - 77083 dayakar@techlancesolutions.com LEASE $0 THE LASH DESIGNER, LLC EDNA OLGUIN 2909 HILLCROFT SUITE 580 HOUSTON, TX - 77057 ednatx74@yahoo.com LEASE $0 UNITED TEXAN PHARMACY LLC 10039 BISSONNET STREET SUITE 321 HOUSTON, TX - 77036 info@unitedtexanpharmacy.com LEASE $0 WINZOR AUTOMOTIVE LLC ATTN: AHMED JASEM 28411 BOBCAT BAYOU DR. KATY, TX - 77494 winzorautomotive@gmail.com LEASE $0 YUPPIE'S HOT CHICKEN LLC ATTN: AHMAD ZAID 2909 HILLCROFT, SUITE 315 HOUSTON, TX - 77057 corporate@clutchcitycluckers.com LEASE $0 DAINA HERRON 3002 RUSSETT PLACE WEST PEARLAND, TX - 77584 thedmitchellsalon@gmail.com Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 119 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure 3MG REALTY, LLC 11200 WESTHEIMER, SUITE 750 HOUSTON, TX - 77042 3mg.realtyllc@gmail.com LEASE $0 ALL IN ONE HEALTHCARE, INC 11200 WESTHEIMER RD STE 705 HOUSTON, TX - 77042 josh.duma@icloud.com LEASE $0 ALLURE ESSENCE MANAGEMENT COMPANY, LLC 2003 SILVER MOON DRIVE MISSOURI CITY, TX - 77549 admin@allureessencehtx.com LEASE $0 ANGIE MONTELONGO 11200 WESTHEIMER ROAD, SUITE 203 HOUSTON, TX - 77042 Angie@3rdcfm.com LEASE $0 BAOWIN STEEL, LLC 11200 WESTHEIMER ROAD, SUITE 615 HOUSTON, TX - 77042 sophie.liu@baowinsteel.com LEASE $0 BLAKE YARBOROUGH 11200 WESTHEIMER RD., SUITE 777 HOUSTON, TX - 77042 accounting@4smartmoney.com LEASE $0 CEDRIC YOUNG/ STATE FARM INS 11200 WESTHEIMER, STE 805 Houston, TX - 77042 cedric.young.hzug@statefarm.com LEASE $0 CLAUDIA PEREZ VILA 12360 RICHMOND AVENUE, APT. 516 HOUSTON, TX - 77082 claudiavila9505@gmail.com LEASE $0 DERMAGENESIS SKIN AND BODY CARE LLC 11200 WESTHEIMER RD, STE 200 HOUSTON, TX - 77042 godoy665@gmail.com LEASE $0 DORF KETAL CHEMICALS LLC DIRECTOR OF FINANCE 11200 WESTHEIMER, SUITE 400 HOUSTON, TX - 77042 dkusProcess@datamatics.com LEASE $0 EICHNER FAMILY, LP 11200 WESTHEIMER, SUITE 740 HOUSTON, TX - 77042 bookkeeper@kdepc.com LEASE $0 F.T. PUBLICATIONS INC. 11200 WESTHEIMER RD, STE 606 HOUSTON, TX - 77042 jeff.laxer@ft.com LEASE $0 FIRST CONSULTING GROUP 11200 Westheimer Rd, Suite 786 ATTN: TUAN VU First Consulting Group Houston, TX - 77042 Cuong@ditrumy.com LEASE $0 FIVENGINEERING, LLC 11200 WESTHEIMER ROAD, SUITE 300 HOUSTON, TX - 77042 kelly@5engineering.com LEASE $0 FLEXTEK RESOURCES, LLC 11200 WESTHEIMER RD, STE 408 HOUSTON, TX - 77042 SGlenn@flextekllc.com LEASE $0 G-WASA, INC 11200 WESTHEIMER RD STE 509 HOUSTON, TX - 77042 gwasadrives@gmail.com LEASE $0 HADI KUSUMO 10735 MANDAVILLA DRIVE HOUSTON, TX - 77095 txdb.assistant@gmail.com LEASE $0 HAKIKAS TRANSPORTATION LLC 11200 WESTHEIMER RD, STE 250 HOUSTON, TX - 77042 hakikastrans@gmail.com LEASE $0 HAKIKAS TRANSPORTATION LLC 11200 WESTHEIMER RD, STE 250 HOUSTON, TX - 77042 hakikastrans@gmail.com LEASE $0 HISTEEL PIPE & TUBE, INC. 11200 WESTHEIMER, SUITE 210 HOUSTON, TX - 77042 Kelly.shin@histeel.co.kr LEASE $0 HYPERLINKS MEDIA, LLC 2401 FOUNTAIN VIEW DRIVE, SUITE 312 HOUSTON, TX - 77057 monet@hyperlinksmedia.com LEASE $0 I-CARE RELIABILITY, INC. 11200 Westheimer Road, Suite 625 ATTN: BEN DETOBER HOUSTON, TX - 77042 PAYABLES.US@ICAREWEB.COM LEASE $0 KLOTHOUSE LLC ATTN: VICTORIA OBAYEMI 1020 BRAND LAND #18206 STAFFORD, TX - 77477 vobayemi19@gmail.com LEASE $0 LAW OFFICE OF BALDO GARZA PLLC 11200 WESTHEIMER, STE 710 HOUSTON, TX - 77042 baldogarza@yahoo.com LEASE $0 LAWANDA KAY HOWARD 11200 WESTHEIMER, SUITE 202 HOUSTON, TX - 77042 therapistkay@copper.net LEASE $0 LENIN TORRES 11200 WESTHEIMER RD, STE 630 HOUSTON, TX - 77042 lenintorresproductions@gmail.com LEASE $0 LIFESTYLES UNLIMITED, INC. 11200 WESTHEIMER, SUITE 1000 HOUSTON, TX - 77042 accounting@luinc.com LEASE $0 MAIDELIS SAEZ 24002 COLONIAL PARKWAY, APT. 4219 KATY, TX - 77493 maidelis.sj@yahoo.com LEASE $0 WESTHEIMER CENTRAL PLAZA Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 120 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure MAIN LANE INDUSTRIES LTD. 14115 LUTHE ROAD, SUITE #100 HOUSTON, TX - 77039 accountspayable.manager@mc2civil.com LEASE $0 MAJD FALAH 8641 DAFFODIL STREET HOUSTON, TX - 77063 majddwi@gmail.com LEASE $0 NEO MONITORS CORPORATION 11200 WESTHEIMER, STE 500 HOUSTON, TX - 77042 ap@nederman.com LEASE $0 NOVETUS ENGINEERING LLC P.O. BOX 940455 HOUSTON, TX - 77094 ap@novetus.com LEASE $0 NP ROSS ADVISORS, LLC 11200 WESTHEIMER, SUITE 150 HOUSTON, TX - 77042 nathan@npross.com LEASE $0 ON SITE PERSONNEL OF MARYLAND, LLC. 11200 WESTHEIMER, STE 403 HOUSTON, TX - 77042 office@onsitepersonnel.com LEASE $0 PASONA N.A., INC. ATTN: ACCOUNTING DEPT. 21512 HAWTHORNE BLVD., SUITE 1100 TORRANCE, CA - 90503 acct@pasona.com LEASE $0 PROSAL FINANCIAL SERVICES 11200 WESTHEIMER RD, STE 604 HOUSTON, TX - 77042 kevin@prosalfinancial.com LEASE $0 RAM PAT CORPORATION 1880 S. DAIRY ASHFORD, SUITE 407 HOUSTON, TX - 77077 rpatino@rampatcorporation.com LEASE $0 RANGER GUARD INTERNATIONAL, LLC 3419 CARTWRIGHT CLIFF LANE FULSHEAR, TX - 77441 rangerguard.international@gmail.com LEASE $0 REHAB WITHOUT WALLS, INC. 9901 LINN STATION ROAD LOUISVILLE, KY - 40223 Debra.Cubero@brightspringhealth.com LEASE $0 RICHARD DESIGN SERVICES, INC. 11200 WESTHEIMER, SUITE 800 HOUSTON, TX - 77042 Emily.Mitchell@richardepc.com LEASE $0 ROMERO & PARTNERS LLC 11200 WESTHEIMER, STE 555 HOUSTON, TX - 77042 jromero@romeroandpartners.com LEASE $0 S&R PROFESSIONALS, LP 11200 WESTHEIMER, SUITE 100 HOUSTON, TX - 77042 bharadwaj@sr-professionals.com LEASE $0 SHIPFLORA 11200 WESTHEIMER RD, STE 415 HOUSTON, TX - 77042 chaskey@shipflora.com LEASE $0 SREEVEE AMERICAS INC. 11200 WESTHEIMER RD, STE 505 HOUSTON, TX - 77042 sridhar@sreeveegroup.com LEASE $0 TAX TO YOU LLC 11200 WESTHEIMER RD, STE 222 HOUSTON, TX - 77042 admin@tax2u.org LEASE $0 TRISTAN TAYLOR 11200 WESTHEIMER RD, STE 26 HOUSTON, TX - 77042 tristan.taylor85@gmail.com LEASE $0 VIRGEN ORTIZ 20911 HAMLET RIDGE LANE KATY, TX - 77449 virgenortiz23@gmail.com LEASE $0 VOLTAIR CONSULTING ENGINEERS - TEXAS, LLC 6005 BENJAMIN ROAD TAMPA, FL - 33634 LEASE $0 VRC TECHNOLOGIES, INC. 11200 WESTHEIMER RD, SUITE 508 HOUSTON, TX - 77042 ap@vrctexas.com LEASE $0 PLUMMER ASSOCIATES, INC 1320 SOUTH UNIVERSITY DRIVE, SUITE 300 HOUSTON, TX - 76017 ap@plummer.com LEASE $0 Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 121 of 126

Contract Counterparty Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure CEC ENTERTAINMENT, INC. 1707 MARKET PLACE BLVD., SUITE 200 IRVING, TX - 75063 shartman@cecentertainment.com LEASE $0 COADVANTAGE CORPORATION 1707 MARKET PLACE BLVD, SUITE 390 IRVING, TX - 75063 mpowell@coadvantage.com LEASE $0 DACHSER USA AIR & SEA LOGISTICS INC. 1707 MARKET PLACE BLVD, SUITE 340 IRVING, TX - 75063 manuelabuin@dachser.com LEASE $0 LENNAR HOMES OF TEXAS 1707 MARKET PLACE BLVD., SUITE 120 IRVING, TX - 75063 Jennifer.Eller@Lennar.com LEASE $0 LENNAR HOMES OF TEXAS 1707 MARKET PLACE BLVD., SUITE 100 IRVING, TX - 75063 Jennifer.Eller@Lennar.com LEASE $0 LEVEL 3 COMMUNICATIONS, LLC 1025 ELDORADO BLVD. BROOMFIELD, CO - 80021 mark.daniel2@level3.com LEASE $0 MITSUI BUSSAN LOGISTICS, INC 1707 MARKET PLACE BLVD, SUITE 330 IRVING, TX - 75063 cliang@bli.com LEASE $0 PEI WEI ASIAN DINER, LLC 1707 MARKET PLACE BLVD, SUITE 300 IRVING, TX - 75063 Brad.David@peiwei.com LEASE $0 WESTWAY ONE Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 122 of 126

Contract Counterparty Property Address E-Mail Address Contract Proposed to be Assumed and Assigned Proposed Cure JAMES SOBOTA 601 Sawyer 610 HIGHLAND STREET HOUSTON, TX - 77009 SOBOTA007@ATT.NET PARKING LOT/GROUND LEASE $0 CROSSPOINT ATRIUM Gateway Tower Holt Lunsford Commercial 8131 LBJ Freeway SUITE 106 DALLAS TX - 75251 United States payhic-regular@yardifs.com GROUNDLEASE/PARKING $0 ENCORE COMMERICAL, LLC Three Forest Plaza #00-HAR713-OFF01112 P.O. BOX 209249 AUSTIN TX - 78720-9249 United States lynnek@richmondhonan.com GROUNDLEASE/PARKING $0 2535 BABCOCK LLC One Technology Center 10410 DOHERTY SPRING SAN ANTONIO, TX - 75255 jay.arla@gmail.com LEASE/PARKING AGREEMENT $0 Parking Leases Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 123 of 126

US_300412569v6 Exhibit B List of Properties Property Name Type Street Address 11811 N. Freeway Office 11811 North Freeway, Houston 3100 Timmons Office 3100 Timmons Lane, Houston 400 North Belt Office 400 N. Sam Houston, Houston 601 Sawyer Office 601 Sawyer, Houston 616 FM 1960 Office 616 FM 1960, Houston Ashford Crossing II Office 1880 S. Dairy Ashford Rd., Houston Central Park Industrial 1901 N. Glenville Drive, Dallas Chelsea Square Retail 5020 FM 1960 West, Houston Commerce Plaza Hillcrest Office 12850 Hillcrest Rd., Dallas Cornerstone Office 3707 FM 1960, Houston Corporate Park Place Office 1333 Corporate Park Dr., Irving Energy Plaza I & II Office 8610, 8620 N. New Braunfels, San Antonio Gateway Tower Office 8111 LBJ Freeway, Dallas Gulf Plaza Office 16010 Barkers Point Lane, Houston North Central Plaza Office 12655 N. Central Expwy, Dallas Northbelt Atrium I Office 15311 W. Vantage Pkwy, Houston Northchase Office 14550 Torrey Chase Blvd., Houston One Technology Center Office 7411 John Smith Dr., San Antonio Parkway Plaza I&II Office 14110, 14114 N. Dallas Pkwy, Dallas Preserve Office 2010 N. Loop W., Houston Skymark Tower Office 1521 N. Cooper St., Dallas Three Forest Plaza Office 12221 Merit Dr., Dallas Tower Pavilion Office 2909 Hillcroft, Houston Westheimer Office 11200 Westheimer Road, Houston Westway I Office 1701 Market Place Blvd., Irving Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 124 of 126

US_300412569v6 Exhibit C Exit Facility – Indicative Term Sheet Borrowers: Silver Star CRE, LLC and Silver Star Portfolio, LLC Lender: An affiliate of Benefit Street Partners Mezzanine Borrowers: Silver Star Mezzanine Borrower, LLC and Silver Star Portfolio Mezzanine Borrower, LLC. Mezzanine Lender: An affiliate of RMWC Sponsor: Silver Star Properties REIT, Inc. Guarantor: Sponsor. Collateral: The fee simple interest in an approximate 30-property portfolio comprising 4,448,319+/- SF located in Dallas, Houston, and San Antonio, TX (the “Properties”). The Properties shall be cross-collateralized and cross- defaulted and subject to release provisions defined in the Loan Documents. Collateral for the mezzanine loan will be each Mezzanine Borrower’s equity ownership of the Borrowers. Purpose of Loan: Refinancing the SASB/Prepetition Loan; payment of Allowed Claims under the Combined Disclosure Statement and Plan, all as will be more specifically described and permitted by the Loan Documents when finalized. Total Loan Amount: Up to $120,000,000. Of this amount, up to $15,000,000 will be a mezzanine loan to the Mezzanine Borrowers. Final splits between mortgage and mezzanine loans to be determined prior to closing. These amounts are subject to adjustment to the extent that the Exit Facility closes after the sales of underwritten Properties have closed Interest Rate: The greater of (i) the sum of (a) 1 Month CME Term SOFR, rounded up to the nearest 1/100th of one percent, plus (b) 1000 basis points and (ii) 14%. Interest shall accrue based on a 360-day year and the actual number of days elapsed. Amortization: Interest Only. Loan Term: 2 years. Financial Covenants: Usual and customary for loans of this type with customary cushions. Representations and Warranties Usual and customary for loans of this type. Origination Fee: 2.00% of the Total Loan Amount. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 125 of 126

US_300412569v6 Exit Fee: 2.00% of the Total Loan Amount. The Exit Fee shall be waived if Lender refinances the loan with 5-10 year fixed rate financing. Minimum Multiple: Lender shall receive a minimum multiple of 1.12x on the Total Loan Amount. Lockout: None. Recourse: Full recourse. Title Insurance: Borrowers shall deliver a mortgagee’s title insurance policy acceptable to Lender. Insurance: Borrowers shall carry casualty, general liability and other insurance covering the Properties acceptable to Lender. Reporting: Borrowers will provide Lender with, among other things, monthly, quarterly, and annual income statements and balance sheets and monthly, quarterly, and annual certified rent rolls. Broker: Raymond James. Governing Law Governed by the laws of the State of New York (without regard to the choice-of-law rules thereof). Closing Conditions: None. Sign and close structure upon entry of a final order confirming the Combined Disclosure Statement and Plan. Case 23-11452-MFW Doc 639 Filed 02/23/24 Page 126 of 126